                                                                   Exhibit 10.25



                                 HOLLAND & HART

                    DEFINED CONTRIBUTION BASIC PLAN DOCUMENT
                                      AND
                                TRUST AGREEMENT
















                                 Holland & Hart
                                   Suite 2900
                                555 17th Street
                            Denver, Colorado  80202
                                 (303) 295-8000

                                 HOLLAND & HART
                    DEFINED CONTRIBUTION BASIC PLAN DOCUMENT
                              AND TRUST AGREEMENT

                               TABLE OF CONTENTS


                                   ARTICLE I
                                  DEFINITIONS

     1.01 Account..................................................  1
     1.02 Accounting Date..........................................  1
     1.03 Accrued Benefit..........................................  1
     1.04 Adoption Agreement.......................................  1
     1.05 Aggregate Contributions..................................  1
     1.06 Annual Additions.........................................  1
     1.07 Beneficiary..............................................  1
     1.08 Break in Service.........................................  1
     1.09 Cash or Deferred Arrangement.............................  1
     1.10 Code.....................................................  2
     1.11 Compensation.............................................  2
     1.12 Defined Benefit Plan.....................................  2
     1.13 Defined Benefit Plan Fraction............................  2
     1.14 Defined Contribution Plan................................  2
     1.15 Defined Contribution Plan Fraction.......................  2
     1.16 Determination Date.......................................  2
     1.17 Distribution Restrictions................................  3
     1.18 Earned Income............................................  3
     1.19 Effective Date...........................................  3
     1.20 Elective Deferrals.......................................  3
     1.21 Elective Deferrals Account...............................  3
     1.22 Eligible Employee........................................  3
     1.23 Employee.................................................  3
     1.24 Employee Contributions Account...........................  3
     1.25 Employer.................................................  3
     1.26 Employer Contributions Account...........................  3
     1.27 Employer Nonelective Contributions.......................  3
     1.28 Employment Commencement Date.............................  3
     1.29 ERISA....................................................  3
     1.30 Excess Amount............................................  3
     1.31 Excess Aggregate Contributions...........................  3
     1.32 Excess Contributions.....................................  3
     1.33 Excess Deferrals.........................................  3
     1.34 Forfeiture Break in Service..............................  4
     1.35 Highly Compensated Employee..............................  4
     1.36 Highly Compensated Group.................................  5
     1.37 Hour of Service..........................................  5
     1.38 Key Employee.............................................  6
     1.39 Leased Employee..........................................  7
     1.40 Limitation Year..........................................  7



     1.41 Matching Contributions...................................  7
     1.42 Matching Contributions Account...........................  7
     1.43 Maximum Permissible Amount...............................  7
     1.44 Nonforfeitable...........................................  7
     1.45 Nonhighly Compensated Employee...........................  7
     1.46 Nonhighly Compensated Group..............................  7
     1.47 Non-Key Employee.........................................  7
     1.48 Nontransferable Annuity..................................  7
     1.49 Normal Retirement Date...................................  8
     1.50 100% Limitation..........................................  8
     1.51 Owner-Employee...........................................  8
     1.52 Participant..............................................  8
     1.53 Period of Severance......................................  8
     1.54 Permissive Aggregation Group.............................  8
     1.55 Permitted Disparity Level................................  9
     1.56 Plan.....................................................  9
     1.57 Plan Administrator.......................................  9
     1.58 Plan Entry Date..........................................  9
     1.59 Plan Year................................................  9
     1.60 Profit Sharing Contributions.............................  9
     1.61 Profit Sharing Contributions Account.....................  9
     1.62 Reemployment Date........................................  9
     1.63 Related Group............................................  9
     1.64 Required Aggregation Group...............................  9
     1.65 Required Beginning Date..................................  9
     1.66 Rollover Contributions Account...........................  9
     1.67 Self-Employed Individual................................. 10
     1.68 Service.................................................. 10
     1.69 Service for Predecessor Employer......................... 10
     1.70 Shareholder-Employee..................................... 10
     1.71 Testing Compensation..................................... 10
     1.72 Top Heavy Plan........................................... 11
     1.73 Trust.................................................... 12
     1.74 Trust Fund............................................... 12
     1.75 Trustee.................................................. 12
     1.76 Valuation Date........................................... 12
     1.77 Voluntary Deductible Employee Contributions Account...... 12
     1.78 Voluntary Nondeductible Employee Contributions Account... 13
     1.79 Year of Service - Participation.......................... 13
     1.80 Year of Service - Vesting................................ 13


                                   ARTICLE II
                       EMPLOYEES ENTITLED TO PARTICIPATE

     2.01 Eligibility.............................................. 14
     2.02 Year of Service - Participation.......................... 14
     2.03 Break In Service - Participation......................... 14
     2.04 Participation Upon Reemployment.......................... 14



     2.05 Change in Eligible Employee Status......................  15
     2.06 Election Not to Participate.............................  15

                                  ARTICLE III
                                 CONTRIBUTIONS

     3.01 Amount of Employer Contributions........................  16
     3.02 Minimum Employer Contribution...........................  16
     3.03 Payment of Employer Contribution........................  17
     3.04 Return of Employer Contributions........................  17
     3.05 Rollover Contributions..................................  17
     3.06 Voluntary Nondeductible Employee Contributions..........  18

                                   ARTICLE IV
                            ALLOCATIONS TO ACCOUNTS

     4.01 Individual Accounts.....................................  19
     4.02 Allocation of Contributions and Forfeitures.............  20
     4.03 Allocation of Minimum Contribution......................  20
     4.04 Forfeitures.............................................  20
     4.05 Eligibility to Receive Allocation of Employer
            Contribution and Forfeitures..........................  20
     4.06 Accounting for Distributions............................  20
     4.07 Value of Participant's Accrued Benefit..................  20
     4.08 Allocation and Distribution of Net Income, Gain, or
            Loss..................................................  21
     4.09 Allocation of Voluntary Nondeductible Employee
            Contributions.........................................  21
     4.10 Limitations on Allocations to Participants' Accounts....  22
     4.11 Code (S) 415 Definitions................................  23
     4.12 Contributions Under a Cash or Deferred Arrangement......  25
     4.13 Voluntary Nondeductible Employee Contributions and
            Matching Contributions - Special Discrimination Test..  28
     4.14 Definitions.............................................  31

                                   ARTICLE V
                              PARTICIPANT VESTING

     5.01 Vesting Upon Retirement.................................  34
     5.02 Vesting Upon Disability.................................  34
     5.03 Vesting Upon Death......................................  34
     5.04 Employee Contribution - Forfeitability..................  34
     5.05 Vesting Schedule........................................  34
     5.06 Year of Service - Vesting...............................  34
     5.07 Break in Service - Vesting..............................  35
     5.08 Amendment to Vesting Schedule...........................  35
     5.09 Distributions to Partially Vested Participants..........  35
     5.10 Deemed Distributions to 0% Vested Participants..........  35
     5.11 Forfeiture Occurs.......................................  35
     5.12 Restoration of Forfeited Accrued Benefit................  36
     5.13 Time and Method of Restoration..........................  36

                                   ARTICLE VI
                                 DISTRIBUTIONS

     6.01 Distributions Not Exceeding $3,500...........................  38
     6.02 Distributions Exceeding $3,500...............................  38
     6.03 Distributions on Account of Attaining Age 70 1/2.............  39
     6.04 Distributions Under Domestic Relations Orders................  41
     6.05 In-Service Distributions                                       42
     6.06 Distribution of Voluntary Employee Contributions.............  43
     6.07 Distribution Methods, Consents, and Election.................  43
     6.08 Annuity Distributions to Participants and Surviving Spouses..  44
     6.09 Joint and Survivor Annuity...................................  45
     6.10 Preretirement Survivor Annuity...............................  45
     6.11 Surviving Spouse Elections...................................  45
     6.12 Waiver Election - Qualified Joint and Survivor Annuity.......  46
     6.13 Waiver Election - Preretirement Survivor Annuity.............  46
     6.14 Direct Rollover/Transfer Provisions..........................  47

                                  ARTICLE VII
                                   PLAN LOANS

     7.01 Availability of Participant Loans............................  49
     7.02 Requirements.................................................  49
     7.03 Loan Application.............................................  50
     7.04 Limitation on Loan Amount....................................  50
     7.05 Evidence of Loan.............................................  50
     7.06 Security for Loan............................................  50
     7.07 Loan Treated as Directed Investment..........................  50
     7.08 Loan Policy..................................................  50

                                  ARTICLE VIII
                           ADMINISTRATIVE PROVISIONS

     8.01 Plan Administrator...........................................  51
     8.02 Term.........................................................  51
     8.03 Plan Administrator's Powers and Duties.......................  51
     8.04 Funding Policy...............................................  52
     8.05 Manner of Action.............................................  52
     8.06 Unclaimed Account Procedure..................................  52
     8.07 Beneficiary Designation......................................  53
     8.08 No Beneficiary Designation...................................  54
     8.09 Information to Plan Administrator............................  54
     8.10 Information to Participants and Beneficiaries................  54
     8.11 Appeal Procedure for Denial of Benefits......................  55
     8.12 Liability and Indemnification................................  55


                                  ARTICLE IX
                       AMENDMENT, MERGER AND TERMINATION

     9.01 Amendment by Employer...................................  56
     9.02 Merger/Direct Transfer..................................  56
     9.03 Termination.............................................  57

                                   ARTICLE X
                                 MISCELLANEOUS

     10.01 Exclusive Benefit......................................  59
     10.02 No Responsibility for Employer Action..................  59
     10.03 Fiduciaries Not Insurers...............................  59
     10.04 Waiver of Notice.......................................  59
     10.05 Word Usage.............................................  59
     10.06 State Law..............................................  59
     10.07 Employment Not Guaranteed..............................  59
     10.08 Assignment or Alienation...............................  60

                                   ARTICLE XI
                           LIFE INSURANCE PROVISIONS

     11.01 Insurance Benefit......................................  61
     11.02 Limitation on Life Insurance Protection................  61
     11.03 Definitions............................................  62
     11.04 Dividend Plan..........................................  63
     11.05 Insurance Company Duties and Obligations...............  63

                                  ARTICLE XII
                                TRUST AGREEMENT

     12.01 Acceptance.............................................  64
     12.02 Bond...................................................  64
     12.03 Receipt of Contribution................................  64
     12.04 Payments From the Trust Fund...........................  64
     12.05 Exclusive Benefit......................................  64
     12.06 Trustee Investment Powers..............................  65
     12.07 Trustee Powers, Rights and Duties......................  66
     12.08 Investment Manager.....................................  67
     12.09 Investment of the Trust Fund...........................  67
     12.10 Employer Direction of Investment.......................  67
     12.11 Participant Direction of Investment....................  68
     12.12 Records and Accounts...................................  68
     12.13 Valuation of the Trust Fund............................  68
     12.14 Tax Returns............................................  68
     12.15 Fees and Expenses......................................  68
     12.16 Change of Trustee......................................  68

                                 HOLLAND & HART
                    DEFINED CONTRIBUTION BASIC PLAN DOCUMENT
                              AND TRUST AGREEMENT


     By executing an Adoption Agreement to this Defined Contribution Basic Plan Document and Trust Agreement, the Employer establishes or continues a Plan and Trust intended to conform to and qualify under Code (S) 401 and (S) 501 for the exclusive benefit of the Employer's Employees and the Employees' Beneficiaries. The Employer is establishing or continuing the Plan for the purpose of providing retirement benefits to Employees.

     If the Employer adopts this Plan as a restated Plan in substitution for, and in amendment of, an existing retirement plan, the provisions of this Plan, as a restated Plan, shall apply solely to an Employee who performs one Hour of Service for the Employer on or after the restated Effective Date of the Employer's Plan. If an earlier effective date for a provision in this restated Plan applies, the provision shall be effective as of the earlier effective date notwithstanding the later general Effective Date of the restated Plan.


                                   ARTICLE I
                                  DEFINITIONS


     1.01 ACCOUNT shall mean the separate account or one of the separate accounts which the Trustee shall maintain for a Participant under the Plan.

     1.02 ACCOUNTING DATE shall mean the last day of the Plan Year.

     1.03 ACCRUED BENEFIT shall mean the total amount in the Participant's Employer Contributions Account and the Participant's Employee Contributions Account.

     1.04 ADOPTION AGREEMENT shall mean the instrument executed by the Employer adopting this Defined Contribution Basic Plan Document and Trust Agreement. The terms of this Defined Contribution Basic Plan Document and Trust Agreement, as modified by the terms of an adopting Employer's Adoption Agreement, shall constitute a separate Plan and Trust to be construed as a single agreement.
Each elective provision of the Adoption Agreement shall correspond by section reference to the section of the Defined Contribution Basic Plan Document and Trust Agreement which grants the election.

     1.05 AGGREGATE CONTRIBUTIONS shall have the meaning assigned to it by
Section 4.14.

     1.06 ANNUAL ADDITIONS shall have the meaning assigned to it by Section
4.11.

     1.07 BENEFICIARY shall mean a person designated by a Participant who is or may become entitled to a benefit under the Plan. A Beneficiary who becomes entitled to a benefit under the Plan shall remain a Beneficiary under the Plan until the Trustee has fully distributed the Participant's benefit to such Beneficiary.

     1.08 BREAK IN SERVICE shall have the meaning assigned to it by Section 2.03 for purposes of participation and shall have the meaning assigned to it by
Section 5.07 for purposes of vesting.

     1.09 CASH OR DEFERRED ARRANGEMENT shall have the meaning assigned to it by
Section 4.14.

     1.10 CODE shall mean the Internal Revenue Code of 1986, as amended.

     1.11 COMPENSATION shall mean Testing Compensation in accordance with the first paragraph of Section 1.71, except to the extent provided in the Employer's Adoption Agreement, effective for Plan Years beginning after December 31, 1988. In the case of a Self-Employed Individual, Compensation shall mean Earned Income, except to the extent provided in the Employer's Adoption Agreement, effective for Plan Years beginning after December 31, 1988. However, effective for Plan Years beginning after December 31, 1988, Compensation shall not include amounts in excess of $200,000 (or such larger amount as the Commissioner of Internal Revenue may prescribe). In determining the Compensation of a Participant for purposes of the $200,000 limitation, the Plan Administrator shall increase a Participant's Compensation by the Compensation of the Participant's spouse and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year if the Participant is a more than 5% owner of the Employer or a Highly Compensated Employee in the group of the top 10 Employees ranked by Compensation. If the application of the immediately preceding sentence causes the $200,000 limitation to be exceeded, then (except for the purpose of determining the portion of Compensation up to the Permitted Disparity Level if this Plan provides for a Permitted Disparity Level in Section 3.01 or Section 4.02) the $200,000 limitation shall be prorated among the family members in proportion to each family member's Compensation as determined under this Section prior to the application of the $200,000 limitation.

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 Annual Compensation Limit. The OBRA '93 Annual Compensation Limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code (S) 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 Annual Compensation Limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code (S) 401(a)(17) shall mean the OBRA '93 Annual Compensation Limit set forth in this provision.

     If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 Annual Compensation Limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 Annual Compensation Limit is $150,000.

     1.12 DEFINED BENEFIT PLAN shall have the meaning assigned to it by Section 4.11.

     1.13 DEFINED BENEFIT PLAN FRACTION shall have the meaning assigned to it by
Section 4.11.

     1.14 DEFINED CONTRIBUTION PLAN shall have the meaning assigned to it by
Section 4.11.

     1.15 DEFINED CONTRIBUTION PLAN FRACTION shall have the meaning assigned to it by Section 4.11.

     1.16 DETERMINATION DATE shall mean the last day of the preceding Plan Year, except that the Determination Date for the first Plan Year shall be the last day of the first Plan Year.

     1.17 DISTRIBUTION RESTRICTIONS shall have the meaning assigned to it by
Section 4.14.

     1.18 EARNED INCOME shall mean net earnings from self-employment in the trade or business with respect to which the Employer has established the Plan if personal services of the individual are a material income producing factor. The Plan Administrator shall calculate Earned Income by excluding items not included in gross income, excluding the deductions allocable to those items, and subtracting the deductions allowed by Code (S) 404 to the Self-Employed Individual. For Plan Years beginning after December 31, 1989, the Plan Administrator shall subtract from Earned Income the deduction allowed to the Self-Employed Individual by Code (S) 164(f).

     1.19 EFFECTIVE DATE shall mean the Effective Date of this document as stated in the Adoption Agreement.

     1.20 ELECTIVE DEFERRALS shall have the meaning assigned to it by Section 4.14.

     1.21 ELECTIVE DEFERRALS ACCOUNT shall have the meaning assigned to it by
Section 4.01.

     1.22 ELIGIBLE EMPLOYEE shall mean an Employee, except to the extent specifically excluded under the Adoption Agreement.

     1.23 EMPLOYEE shall mean an individual who performs services for the Employer or the Related Group (including a Self-Employed Individual and a Leased Employee, but excluding any independent contractor).

     1.24 EMPLOYEE CONTRIBUTIONS ACCOUNT shall have the meaning assigned to it by Section 4.01.

     1.25 EMPLOYER shall mean a Corporation, Partnership, or Self-Employed Individual who executes an Adoption Agreement, and any other Corporation, Partnership, or Self-Employed Individual that the entity who executed the Adoption Agreement allows to execute a participation agreement. Solely for purposes of applying the Code (S) 415 limitations of Article IV, Employer shall mean the Employer and all members of the Related Group as modified by Code (S) 415(h).

     1.26 EMPLOYER CONTRIBUTIONS ACCOUNT shall have the meaning assigned to it by Section 4.01.

     1.27 EMPLOYER NONELECTIVE CONTRIBUTIONS shall have the meaning assigned to it by Section 4.14.

     1.28 EMPLOYMENT COMMENCEMENT DATE shall mean the date on which an Employee first performs an Hour of Service for the Employer.

     1.29 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended.

     1.30 EXCESS AMOUNT shall have the meaning assigned to it in Section 4.11.

     1.31 EXCESS AGGREGATE CONTRIBUTIONS shall have the meaning assigned to it by Section 4.14.

     1.32 EXCESS CONTRIBUTIONS shall have the meaning assigned to it by Section 4.14.

     1.33 EXCESS DEFERRALS shall the meaning assigned to it by Section 4.14.

     1.34 FORFEITURE BREAK IN SERVICE shall mean five consecutive Breaks in Service (as defined in Section 5.07).

     1.35 HIGHLY COMPENSATED EMPLOYEE shall mean any Employee who performs service for the Employer during the Plan Year who:

          (a)  owned more than 5% of the Employer;

          (b) received Testing Compensation from the Employer in excess of $75,000 (as adjusted pursuant to Code (S) 414(q)(1)) and is one of the 100 Employees who received the most Testing Compensation from the Employer during the Plan Year;

          (c) received Testing Compensation from the Employer in excess of $50,000 (as adjusted pursuant to Code (S) 414(q)(1)), was a member of the top-paid group for the Plan Year, and is one of the 100 Employees who received the most Testing Compensation from the Employer during the Plan Year; or

          (d) was an officer of the Employer, received Testing Compensation from the Employer that was greater than 50% of the dollar limitation in effect under Code (S) 415(b)(1)(A), and is one of the 100 Employees who received the most Testing Compensation from the Employer during the Plan Year.

     Highly Compensated Employee shall also mean any Employee who performs Service for the Employer during the preceding Plan Year (or 12 month period preceding the Plan Year) who:

          (a)  owned more than 5% of the Employer;

          (b) received Testing Compensation from the Employer in excess of $75,000 (as adjusted pursuant to Code (S) 414(q)(1));

          (c) received Testing Compensation from the Employer in excess of $50,000 (as adjusted pursuant to Code (S) 414(q)(1)) and was a member of the top-paid group for such Plan Year; or

          (d) was an officer of the Employer and received Testing Compensation from the Employer that was greater than 50% of the dollar limitation in effect under Code (S) 415(b)(1)(A).

          An Employee is a member of the top-paid group for any Plan Year if the Employee is in the group consisting of the top 20% of the Employees when ranked on the basis of Testing Compensation paid during the Plan Year.

          If no officer received Testing Compensation from the Employer that was greater than 50% of the dollar limitation in effect under Code (S) 415(b)(1)(A) for the Plan Year or the preceding 12 month period, the Plan Administrator shall treat the highest paid officer as a Highly Compensated Employee. The number of officers taken into account shall not exceed the greater of three or 10% of the total number of Employees (after application of the Code (S) 414(q) exclusions), but no more than 50 officers.

          Highly Compensated Employee shall also mean a highly compensated former Employee. A highly compensated former Employee includes any Employee who separated or was deemed to have separated from Service prior to the Plan Year, performs no Service for the Employer during the Plan Year, and was a Highly Compensated Employee for either the Plan Year in which he or she separated from Service or any Plan Year ending on or after the Employee's 55th birthday.

          If the spouse, lineal ascendant, lineal descendant, or the spouse of a lineal ascendant or descendent of a more than 5% owner (who is either an Employee or a former Employee) or one of the 10 most Highly Compensated Employees (ranked on the basis of Testing Compensation paid during a Plan
     Year) is an Employee, the Plan Administrator shall aggregate the Highly Compensated Employee and the Highly Compensated Employee's family members treating them as a single Employee receiving Testing Compensation and Plan contributions equal to the sum of the Testing Compensation and Plan contributions for all such family members.

          For purposes of this Section, "Employer" shall mean an entity participating in the Plan and any entity participating in the Plan that is a member of the same Related Group; Highly Compensated Employees shall be determined separately with respect to each such Employer. The Plan Administrator shall administer the requirements of this Section in accordance with Code (S) 414(q) and the Treasury regulations thereunder.

     1.36 HIGHLY COMPENSATED GROUP shall have the meaning assigned to it by
Section 4.14.

     1.37 HOUR OF SERVICE shall mean:

          (a) Each hour for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties during the Plan Year. The Plan Administrator shall credit Hours of Service under this paragraph (a) to the Employee for the Plan Year in which the Employee performs the duties, irrespective of when paid.

          (b) Each hour for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a Plan Year, such as leave of absence, vacation, holiday, sick leave, illness, incapacity (including disability), layoff, jury duty, or military duty. The Plan Administrator shall not credit more than 501 Hours of Service under this paragraph (b) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single Plan Year). The Plan Administrator shall credit Hours of Service under this paragraph
               (b) in accordance with the rules of paragraphs (b) and (c) of Labor Reg. (S) 2530.200b-2, which is incorporated herein by this reference.

          (c) Each hour for back pay, irrespective of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The Plan Administrator shall credit Hours of Service under this paragraph (c) to the Employee for the Plan Years to which the award or the agreement pertains rather than for the Plan Year in which the award, agreement, or payment is made.

     The Plan Administrator shall not credit an Hour of Service under more than one of the above paragraphs. The Plan Administrator shall credit Hours of Service the Employee completes for members of any Related Group and shall credit Hours of Service the Employee completes as a Leased Employee. If the Plan Administrator is to credit Hours of Service to an Employee for the 12 month period beginning with the Employee's Employment Commencement Date or with an anniversary of such date, then that 12 month period shall be substituted for the term "Plan Year" wherever the term "Plan Year" appears in this Section.

     Solely for purposes of determining whether the Employee incurs a Break in Service under any provision of this Plan, the Plan Administrator shall credit Hours of Service during an Employee's unpaid absence due to maternity or paternity leave on the basis of the number of Hours of Service the Employee would receive if the Employee were paid during the absence or, if the Plan Administrator cannot determine the number of Hours of Service the Employee would receive, on the basis of eight hours per day during the absence. The Plan Administrator shall consider an Employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement with the Employee of an adopted child, or the care of the Employee's child immediately following the child's birth or placement. The Plan Administrator shall credit only the number of Hours of Service (up to 501 Hours of Service) necessary to prevent the Employee's Break in Service. The Plan Administrator shall credit all Hours of Service described in this paragraph to the Plan Year in which the absence begins or, if the Employee does not need these Hours of Service to prevent a Break in Service in the Plan Year in which the absence begins, the Plan Administrator shall credit these Hours of Service to the immediately following Plan Year.

     The Employer shall elect in its Adoption Agreement the method the Plan Administrator shall use in crediting an Employee with Hours of Service.

     1.38 KEY EMPLOYEE shall mean any Employee, former Employee, or the Beneficiary of an Employee or former Employee, if the Employee or former Employee at any time during the Plan Year which includes the Determination Date or any of the four preceding Plan Years:

          (a) is an officer of the Employer earning Testing Compensation greater than 50% of the limitation under Code (S) 415(b)(1)(A) in effect for such Plan Years. No more than 50 Employees, or if lesser, the greater of three Employees or 10% of the Employees shall be treated as officers;

          (b) is one of the Employees earning Testing Compensation of more than the dollar limitation under Code (S) 415(c)(1)(A) and owns one of the 10 largest interests in the Employer;

          (c)  owns more than 5% of the Employer; or

          (d) owns more than 1% of the Employer and earns Testing Compensation in excess of $150,000.

The constructive ownership rules of Code (S) 318 (or the principles of that section, in the case of an unincorporated Employer) shall apply to determine ownership in the Employer. The Plan Administrator shall determine who is a Key Employee in accordance with Code (S) 416(i)(1) and the Treasury regulations thereunder.

     1.39 LEASED EMPLOYEE shall mean an individual (other than a common law employee of the Employer) who, pursuant to an agreement between the Employer and a leasing organization, has performed services for the Employer on a substantially full time basis for a period of at least one year, and the individual's service is of a type historically performed by common law employees in the business field of the Employer. The Employer shall treat contributions or benefits provided to the Leased Employee by the leasing organization as contributions or benefits provided by the Employer to the extent attributable to services the Leased Employee performed for the Employer. Notwithstanding the preceding provisions of this paragraph, the Plan shall not treat an individual as a Leased Employee if:

          (a) the Leased Employee is covered by a money purchase pension plan providing:

               (1) a nonintegrated employer contribution rate of at least 10% of Testing Compensation (including amounts which are excludable from the Leased Employee's gross income under Code (S)(S) 125, 402(a)(8), 402(h), or 403(b)),

               (2)  immediate participation, and

               (3)  full and immediate vesting; and

          (b) Leased Employees do not constitute more than 20% of the Employer's Nonhighly Compensated Employees.

     1.40 LIMITATION YEAR shall mean the Plan Year, unless otherwise specified by the Employer in the Adoption Agreement.

     1.41 MATCHING CONTRIBUTIONS shall have the meaning assigned to it by
Section 4.14.

     1.42 MATCHING CONTRIBUTIONS ACCOUNT shall have the meaning assigned to it by Section 4.01.

     1.43 MAXIMUM PERMISSIBLE AMOUNT shall have the meaning assigned to it by
Section 4.11.

     1.44 NONFORFEITABLE shall mean a Participant's or Beneficiary's unconditional claim, legally enforceable against the Plan, to the Participant's Accrued Benefit.

     1.45 NONHIGHLY COMPENSATED EMPLOYEE shall mean an Employee who is not a Highly Compensated Employee and who is not a family member aggregated with a Highly Compensated Employee.

     1.46 NONHIGHLY COMPENSATED GROUP shall have the meaning assigned to it by
Section 4.14.

     1.47 NON-KEY EMPLOYEE shall mean a Participant who is not a Key Employee and who is employed by the Employer on the Accounting Date of the Plan Year, regardless of whether the Participant satisfies the requirements of Section 4.05 during the Plan Year.

     1.48 NONTRANSFERABLE ANNUITY shall mean an annuity which by its terms provides that it may not be sold, assigned, discounted, pledged as collateral for a loan, or held as security by or to any person other than the insurance company which issued such annuity.

     1.49 NORMAL RETIREMENT DATE shall mean the date elected by the Employer in the Adoption Agreement. If the Employer requires an Employee to retire upon attaining a certain age, the Employer shall elect a Normal Retirement Date under its Adoption Agreement which does not exceed that mandatory retirement age.

     1.50 100% LIMITATION shall have the meaning assigned to it by Section 4.11.

     1.51 OWNER-EMPLOYEE shall mean a Self-Employed Individual who is the sole proprietor (if the Employer is a sole proprietorship) or a partner who owns more than 10% of either the capital or profits interest in the partnership (if the Employer is a partnership). The following special provisions shall apply to Owner-Employees:

     (a) If the Plan provides contributions or benefits for an Owner-Employee or group of Owner-Employees who control the trade or business with respect to which this Plan is established, and the Owner-Employee or Owner-Employees also control as Owner-Employees one or more other trades or businesses, plans must exist or be established with respect to all the controlled trades or businesses so that when the plans are combined they form a single plan which satisfies the requirements of Code (S) 401(a) and Code (S) 401(d) with respect to the employees of the controlled trades or businesses.

     (b) The Plan shall exclude any Owner-Employee or group of Owner-Employees if that Owner-Employee or that group controls any other trade or business, unless the employees of the other controlled trade or business are included in a plan which satisfies the requirements of Code (S) 401(a) and Code (S) 401(d). The other qualified plan shall provide contributions and benefits which are not less favorable than the contributions and benefits provided for the Owner-Employee or group of Owner-Employees under this Plan, or if an Owner-Employee is covered under another qualified plan as an Owner-Employee, then the plan established with respect to the trade or business the Owner-Employee does control shall provide contributions or benefits as favorable as those provided under the most favorable plan of the trade or business the Owner-Employee does not control.

     (c) For purposes of paragraphs (a) and (b) of this Section, an Owner-Employee or group of Owner-Employees controls a trade or business if the Owner-Employee or Owner-Employees together (1) own the entire interest in the unincorporated trade or business, or (2) in the case of a partnership, own more than 50% of either the capital interest or the profits interest in the partnership. An Owner-Employee or group of Owner-Employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employees or such group of Owner-Employees are considered to control within the meaning of the preceding sentence.

     1.52 PARTICIPANT shall mean any Eligible Employee who has entered the Plan on a Plan Entry Date in accordance with the provisions of Section 2.01. An Employee who becomes a Participant shall remain a Participant under the Plan until the Trustee has fully distributed the Participant's Nonforfeitable Accrued Benefit. In addition, Participant shall have the meaning assigned to it by
Section 4.14.

     1.53 PERIOD OF SEVERANCE shall have the meaning assigned to it by Section 2.02.

     1.54 PERMISSIVE AGGREGATION GROUP shall mean the Required Aggregation Group combined with any other plan maintained by the Employer, but only if such group would satisfy in the aggregate the requirements of Code (S) 401(a)(4) and Code (S) 410. The Plan Administrator shall determine which plans to take into account in determining the Permissive Aggregation Group.

     1.55 PERMITTED DISPARITY LEVEL shall mean the dollar amount determined under the option elected by the Employer in Adoption Agreement Section 3.01 or 4.02, as applicable.

     1.56 PLAN shall mean the retirement plan established or continued by the Employer in the form of the Adoption Agreement and the Defined Contribution Basic Plan Document and Trust Agreement. All section references within the Plan are Plan section references unless the context clearly indicates otherwise.

     1.57 PLAN ADMINISTRATOR shall mean the Employer or the person designated by the Employer to hold the position of Plan Administrator. If two or more members of a Related Group execute the Adoption Agreement or execute a participation agreement with respect to the Plan, and the Employer does not designate a Plan Administrator, "Plan Administrator" shall mean the entity executing the first signature line of the Adoption Agreement.

     1.58 PLAN ENTRY DATE shall mean the dates specified by the Employer in the Adoption Agreement.

     1.59 PLAN YEAR shall mean the 12 month period ending on the date elected by the Employer in the Adoption Agreement.

     1.60 PROFIT SHARING CONTRIBUTIONS shall have the meaning assigned to it by
Section 4.14.

     1.61 PROFIT SHARING CONTRIBUTIONS ACCOUNT shall have the meaning assigned to it by Section 4.01.

     1.62 REEMPLOYMENT DATE shall mean the date the Employee first performs an Hour of Service for the Employer subsequent to incurring a Break in Service as defined in Section 2.03.

     1.63 RELATED GROUP shall mean a controlled group of corporations (as defined in Code (S) 414(b)), trades or businesses (whether or not incorporated) which are under common control (as defined in Code (S) 414(c)), an affiliated service group (as defined in Code (S) 414(m)), and any other entity required to be aggregated with the Employer pursuant to Code (S) 414(o) and the Treasury regulations thereunder. If the Employer is a member of a Related Group, the Plan shall treat all Employees of the members of such Related Group as if employed by a single employer. Solely for purposes of applying the Code (S) 415 limitations of Article IV, the Plan Administrator shall determine any Related Group by modifying Code (S) 414(b) and (c) in accordance with Code (S) 415(h).

     1.64 REQUIRED AGGREGATION GROUP shall mean (a) each qualified plan of the Employer in which at least one Key Employee participates at any time during the five Plan Year period ending on the Determination Date (regardless of whether the Plan has terminated); and (b) any other qualified plan of the Employer which enables a plan described in (a) to meet the requirements of Code (S) 401(a)(4) or Code (S) 410.

     1.65 REQUIRED BEGINNING DATE shall have the meaning assigned to it by
Section 6.03.

     1.66 ROLLOVER CONTRIBUTIONS ACCOUNT shall have the meaning assigned to it by Section 4.01.

     1.67 SELF-EMPLOYED INDIVIDUAL shall mean an individual who has Earned Income for the taxable year from the trade or business for which the Plan is established. Self-Employed Individual shall also mean an individual who would have had Earned Income if the trade or business for which the Plan is established had any net profits.

     1.68 SERVICE shall mean any period of time the Employee is in the employ of the Employer, including any period the Employee is on an unpaid leave of absence authorized by the Employer under a uniform, nondiscriminatory policy established by the Employer.

     1.69 SERVICE FOR PREDECESSOR EMPLOYER shall mean the extent to which the Employer shall take into account service with a predecessor employer. If the Employer maintains the plan of a predecessor employer, the Plan shall treat service of the Employee with the predecessor employer as service with the Employer. If the Employer does not maintain the plan of the predecessor employer, the Employer shall state in its Adoption Agreement the extent to which the Plan shall take into account service with the predecessor employer.

     1.70 SHAREHOLDER-EMPLOYEE shall mean an Employee or officer who, at any time during the Employer's taxable year, owns more than 5%, either directly or by attribution under Code (S) 318(a)(1), of the outstanding stock in an Employer which is a Subchapter S corporation.

     1.71 TESTING COMPENSATION shall have the meaning elected by the Employer in the Adoption Agreement. Amounts included as Compensation are only those amounts actually paid to a Participant.

     Code (S) 415(c)(3) Compensation.  If the Employer elects to have the Code
     -------------------------------
     (S) 415(c)(3) definition apply, Testing Compensation shall mean the Employee's Earned Income, wages, salaries, fees for professional service, and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, and bonuses) for the Plan Year or Limitation Year. Testing Compensation shall not include:

     (a) Employer contributions to a plan of deferred compensation to the extent the contributions are not includable in the gross income of the Employee for the taxable year in which contributed;

     (b) distributions from a plan of deferred compensation (except for distributions from an unfunded nonqualified plan includable in the Employee's gross income);

     (c) amounts realized from the exercise of a nonqualified stock option, or when restricted stock or property held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

     (d) amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option;

     (e) amounts which receive special tax benefits to the extent not includable in the gross income of the Employee; or

     (f) amounts which exceed $200,000 (or such larger indexed amount determined by the Commissioner of Internal Revenue in accordance with Code (S) 401(a)(17)).

     W-2 Compensation.  If the Employer elects to have the W-2 compensation
     ----------------
     definition apply, Testing Compensation shall mean the Employee's Earned Income and wages within the meaning of Code (S) 3401(a) and all other payments of remuneration to the Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code (S)(S) 6041(d), 6051(a)(3) and 6052, determined without regard to any rules under Code (S) 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed. Testing Compensation shall not include amounts which exceed $200,000 (or such larger indexed amount determined by the Commissioner of Internal Revenue in accordance with Code (S) 401(a)(17)).

     The Employer shall specify in its Adoption Agreement whether Testing Compensation shall include Employer contributions which are not includable in the gross income of the Employee under Code (S)(S) 125, 402(a)(8), 402(h), or 403(b). The Employer's election pursuant to the immediately preceding sentence shall apply to Testing Compensation for purposes of Code (S)(S) 401(m), 401(k), 401(a)(4), and 401(l). For purposes of the Key Employee determination and the Highly Compensated Employee determination, the Plan Administrator shall apply the Testing Compensation definition by including Employer contributions which are not includable in the gross income of the Employee under Code (S)(S) 125, 402(a)(8), 402(h), or 403(b) and by disregarding the Code (S) 401(a)(17) limitation. For purposes of the Code (S) 415 limitations of Sections 4.10 and 4.11, the Plan Administrator shall apply the Testing Compensation definition by excluding Employer contributions which are not includable in the gross income of the Employee under Code (S)(S) 125, 402(a)(8), 402(h), or 403(b). If the Plan is a profit sharing plan with a Cash or Deferred Arrangement, Testing Compensation shall also have the meaning assigned to it by Section 4.14(n).

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Testing Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 Annual Compensation Limit. The OBRA '93 Annual Compensation Limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code (S) 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Testing Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 Annual Compensation Limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code (S) 401(a)(17) shall mean the OBRA '93 Annual Compensation Limit set forth in this provision.

     If Testing Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Testing Compensation for that prior determination period is subject to the OBRA '93 Annual Compensation Limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 Annual Compensation Limit is $150,000.

     1.72 TOP HEAVY PLAN shall mean that the top heavy ratio for the Plan as of the Determination Date exceeds 60% for a Plan Year if this Plan is the only qualified plan maintained by the Employer. The top heavy ratio is a fraction. The numerator of the fraction is the sum of the present value of Accrued Benefits of all Key Employees as of the Determination Date (including any contribution not made as of the Determination Date but which Code (S) 416 and the Treasury regulations thereunder require the Plan Administrator to take into account), and distributions made within the five Plan Year period immediately preceding the Determination Date. The denominator of the fraction is a similar sum determined for all Employees. The Plan Administrator shall calculate the top heavy ratio by disregarding the Accrued Benefit attributable to voluntary deductible Employee contributions, if any, and by disregarding the Accrued Benefit of any Non-Key Employee who was formerly a Key Employee. The Plan Administrator shall calculate the top heavy ratio by disregarding the Accrued Benefit (including distributions, if any, of the Accrued Benefit) of an individual who has not received credit for at least one Hour of Service with the Employer during the five Plan Year period ending on the Determination Date. The Plan Administrator shall calculate the top heavy ratio, including the extent to which it shall take into account distributions, rollovers, and transfers, in accordance with Code (S) 416 and the Treasury regulations thereunder.

     If the Employer maintains other qualified plans, this Plan is a Top Heavy Plan only if it is part of a Required Aggregation Group, and the top heavy ratio for both the Required Aggregation Group and the Permissive Aggregation Group exceeds 60%. The Plan Administrator shall calculate the top heavy ratio in the same manner as required by the first paragraph of this Section, taking into account all plans within the Required Aggregation Group and the Permissive Aggregation Group. To the extent the Plan Administrator must take into account distributions to an Employee, the Plan Administrator shall include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Determination Date. The Plan Administrator shall calculate the present value of Accrued Benefits and any other amounts necessary for this calculation under Defined Benefit Plans included within the group in accordance with the method elected by the Employer in the Adoption Agreement, Code (S) 416, and the Treasury regulations thereunder. The accrued benefit under a Defined Benefit Plan of a Participant other than a Key Employee shall be determined under the method, if any, that uniformly applies for accrual purposes under all Defined Benefit Plans maintained by the Employer, or, if there is no uniform method, as if the Employee's benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of accrual of Code (S) 411(b)(1)(C). If an aggregated plan does not have a valuation date coinciding with the Determination Date, the Plan Administrator shall value the Accrued Benefits in the aggregated plan as of the most recent valuation date falling within the 12 month period ending on the Determination Date, except as Code (S) 416 and the Treasury regulations thereunder require for the first and second plan year of a Defined Benefit Plan. The Plan Administrator shall calculate the top heavy ratio with reference to the Determination Dates that fall within the same calendar year.

     1.73 TRUST shall mean the separate trust created by the Employer under the Defined Contribution Basic Plan Document and Trust Agreement.

     1.74 TRUST FUND shall mean all property of every kind held or acquired by the Trustee under the Plan other than insurance contracts.

     1.75 TRUSTEE shall mean the person or persons who execute the Adoption Agreement as the Trustee, or any person who accepts the position of Trustee in writing. The Trustee shall maintain the Plan of the Employer as a separate Plan and as a separate Trust, independent from the plan and trust of any other corporation, partnership, or self-employed individual who may adopt the Holland & Hart Defined Contribution Basic Plan Document and Trust Agreement.

     1.76 VALUATION DATE shall mean each date on which the Trustee values the Trust Fund.

     1.77 VOLUNTARY DEDUCTIBLE EMPLOYEE CONTRIBUTIONS ACCOUNT shall have the meaning assigned to it by Section 4.01.

     1.78 VOLUNTARY NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS ACCOUNT shall have the meaning assigned to it by Section 4.01.

     1.79 YEAR OF SERVICE - PARTICIPATION shall have the meaning described in
Section 2.02.

     1.80 YEAR OF SERVICE - VESTING shall have the meaning described in Section 5.06.


                          * * * END OF ARTICLE 1 * * *

                                   ARTICLE II
                       EMPLOYEES ENTITLED TO PARTICIPATE


     2.01 ELIGIBILITY.  Each Eligible Employee shall become a Participant in the
          -----------
Plan in accordance with the method elected by the Employer in the Adoption Agreement. If this Plan is a restated Plan, each Employee who was a Participant in the Plan on the day before the Effective Date shall continue as a Participant in the Plan. If the Employer elects a method in the Adoption Agreement that requires less than 1 Year of Service, an Employee shall not be required to complete a minimum number of Hours of Service during the period.

     2.02 YEAR OF SERVICE - PARTICIPATION.  For purposes of eligibility to
          -------------------------------
participate under Section 2.01, the Plan shall count all of an Employee's Years of Service with the Employer and the Related Group.

     If the Employer elects a method other than the elapsed time method under
Section 1.37, Year of Service shall mean a 12 consecutive month period during which the Employee completes not less than 1,000 Hours of Service, measuring the beginning of the first 12 month period from the Employment Commencement Date, and measuring succeeding 12 month periods in accordance with the method elected by the Employer in its Adoption Agreement.

     If the Employer elects the elapsed time method under Section 1.37, the Plan Administrator shall credit an Employee for the aggregate of all time periods commencing with the Employee's Employment Commencement Date or Reemployment Date and ending on the date a Break in Service begins. An Employee shall also receive credit for any Period of Severance of less than 12 consecutive months. Fractional periods of a year shall be expressed in terms of days. Period of Severance shall mean a continuous period of time during which the Employee is not employed by the Employer. A Period of Severance begins on the date the Employee retires, quits, or is discharged, or if earlier, the 12 month anniversary of the date on which the Employee was otherwise first absent from service. In the case of an individual who is absent from work for maternity or paternity reasons (as determined under Section 1.37), the 12 consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Period of Severance.

     2.03 BREAK IN SERVICE - PARTICIPATION.  If the Employer chooses the two
          --------------------------------
year participation option in Adoption Agreement Section 2.01, an Employee shall incur a "Break in Service" if during a Year of Service (as defined in Section 2.02) the Employee does not complete more than 500 Hours of Service for the Employer. The Plan shall treat an Employee who incurs a one year Break in Service and who has never become a Participant as a new Employee on the date the Employee first performs an Hour of Service for the Employer after the Break in Service.

     2.04 PARTICIPATION UPON REEMPLOYMENT.  A Participant whose employment
          -------------------------------
terminates shall reenter the Plan as a Participant on the Participant's Reemployment Date. An Employee who satisfies the Plan's eligibility conditions but who terminates employment prior to becoming a Participant shall become a Participant on the later of the Plan Entry Date on which the Employee would have entered the Plan had he or she not terminated employment or the Participant's Reemployment Date. An Employee who terminates employment prior to satisfying the Plan's eligibility conditions shall become a Participant in accordance with the Plan's eligibility conditions of Adoption Agreement Section 2.01.

     2.05 CHANGE IN ELIGIBLE EMPLOYEE STATUS.  If a Participant does not
          ----------------------------------
terminate employment, but is not an Eligible Employee or ceases to be an Eligible Employee by reason of employment within an employment classification excluded from participation by the Employer under the Adoption Agreement, then during the period such Participant is not an Eligible Employee, the Plan Administrator shall not allocate any Employer contributions or forfeitures to the Participant's Accounts except to the extent the Participant rendered services for the Employer as an Eligible Employee. However, during such period, the Participant, without regard to employment classification, shall continue to receive credit for vesting under Article V for each included Year of Service and the Participant's Accrued Benefit shall continue to share fully in Trust Fund allocations under Section 4.08. A Participant who is no longer an Eligible Employee will participate immediately upon becoming an Eligible Employee. An Employee who is not an Eligible Employee shall participate immediately upon becoming an Eligible Employee if the Employee has satisfied the requirements of
Section 2.01 other than being an Eligible Employee.

     2.06 ELECTION NOT TO PARTICIPATE.  The Employer shall specify in its
          ---------------------------
Adoption Agreement whether an Eligible Employee shall be permitted to elect not to participate in the Plan. A Participant shall not be permitted to make such an election. For an election to be effective for a particular Plan Year, the Eligible Employee shall file the election in writing with the Plan Administrator not later than 60 days prior to the Accounting Date of that Plan Year. The Employer shall not make a contribution under the Plan for the Eligible Employee for the Plan Year for which the election is effective, nor for any succeeding Plan Year. The Plan Administrator shall furnish an Eligible Employee any form required for purposes of an election under this Section. An election timely filed shall be effective for the entire Plan Year.



                          * * * END OF ARTICLE 2 * * *

                                  ARTICLE III
                                 CONTRIBUTIONS


     3.01 AMOUNT OF EMPLOYER CONTRIBUTIONS.  For each Plan Year, the Employer
          --------------------------------
shall contribute to the Trust the amount determined by application of the contribution option elected by the Employer in its Adoption Agreement, taking into account only the Participants who satisfy the conditions for an allocation of Employer contributions under Section 4.05 and only the Participant's Compensation taken into account under Section 4.05. A Participant who remains in the employ of the Employer after attaining the Normal Retirement Date shall continue to participate in Employer contributions. The Employer, from its records, shall determine the amount of any contributions to be made by it to the Trust under the terms of the Plan. The Employer shall not make a contribution to the Trust for any Plan Year to the extent the contribution would exceed the limitations imposed by Article IV.

     Limitation on Allocations if Employer Maintains a Money Purchase Pension
     ------------------------------------------------------------------------
Plan and a Defined Benefit Pension Plan.  If the Plan is a money purchase
---------------------------------------
pension plan and the Employer maintains a defined benefit plan under which at least one Participant in this Plan participates, the Employer shall determine its contribution under this Section by reducing the total contribution, to the extent necessary, to equal the maximum deductible amount under Code (S) 404(a)(7). If the Employer reduces its contribution under this paragraph, the Employer shall determine its contribution with respect to each Participant by adjusting each percentage by the same ratio as the reduced total Employer contribution for the Plan Year bears to the total Employer contribution determined without application of Code (S) 404(a)(7).

     Contributions Made Pursuant to a Cash or Deferred Arrangement.  Subject to
     -------------------------------------------------------------
the limitations of Article III and Article IV, any Participant shall be entitled to make contributions pursuant to a Cash or Deferred Arrangement if the Plan is a Profit Sharing Plan with a Cash or Deferred Arrangement, and the Employer permits such contributions in the Adoption Agreement. Contributions made pursuant to a Cash or Deferred Arrangement shall be limited in a manner which meets the requirements of Section 4.12.

     3.02 MINIMUM EMPLOYER CONTRIBUTION.  If this Plan is a Top Heavy Plan in
          -----------------------------
any Plan Year, the contribution for each Non-Key Employee shall be at least equal to a minimum contribution.

     If the contribution rate for the Key Employee with the highest contribution rate is greater than or equal to 3%, the minimum contribution shall be 3% of Testing Compensation for each Non-Key Employee. If the contribution rate for the Key Employee with the highest contribution rate is less than 3%, the minimum contribution for each Non-Key Employee shall equal the highest contribution rate for a Key Employee.

     The contribution rate is the sum of Employer contributions (not including Employer contributions to Social Security) and forfeitures allocated to the Key Employee's Account for the Plan Year divided by the Key Employee's Testing Compensation for the Plan Year. To determine the contribution rate, the Plan Administrator shall treat all qualified top heavy defined contribution plans maintained by the Employer as a single plan. For Plan Years beginning after December 31, 1988, the Plan Administrator shall not treat Elective Deferrals made to any plan pursuant to a Cash or Deferred Arrangement as Employer contributions for any Non-Key Employee; however, the Plan Administrator shall treat Elective Deferrals made to any plan pursuant to a Cash or Deferred Arrangement as Employer contributions for all Key Employees.

     Notwithstanding the preceding provisions of this Section, if a Defined Benefit Plan maintained by the Employer which benefits a Key Employee depends on this Plan to satisfy the antidiscrimination rules of Code (S) 401(a)(4) or the coverage rules of Code (S) 410 (or another plan benefiting the Key Employee so depends on such Defined Benefit Plan), the minimum contribution for a Non-Key Employee shall be 3% of the Non-Key Employee's Testing Compensation regardless of the highest contribution rate for any Key Employee.

     If the contribution rate for the Plan Year with respect to a Non-Key Employee is less than the minimum contribution, the Employer shall increase its contribution for such Non-Key Employee to the extent necessary so that the contribution rate for the Plan Year shall equal the minimum contribution. If more than one entity maintains this Plan, each entity shall make the additional contribution attributable to the Testing Compensation it pays the Non-Key Employee, unless the members enter into a separate written agreement allocating the responsibility for the additional contribution in another manner.

     If the Employer maintains, or has maintained, other qualified plans or if a Non-Key Employee participates in another top heavy qualified plan maintained by the Employer, the Plan Administrator shall administer this Section as modified by Adoption Agreement Section 3.02.

     3.03 PAYMENT OF EMPLOYER CONTRIBUTION.  The Employer shall pay all Employer
          --------------------------------
contributions to the Trustee not later than the due date, including extensions, of the Employer's federal income tax return for the year. The Employer shall make contributions under a Cash or Deferred Arrangement to the Trust within an administratively reasonable period of time after withholding the corresponding Compensation from the Participant no later than the time prescribed by the Code or by Treasury regulations. Contributions under a Cash or Deferred Arrangement shall be Employer contributions for all purposes under this Plan, except to the extent the Code or Treasury regulations prohibit the use of these contributions to satisfy the qualifications requirements of the Code.

     3.04 RETURN OF EMPLOYER CONTRIBUTIONS.  Upon written request from the
          --------------------------------
Employer, the Trustee shall return to the Employer the amount of the Employer's contribution made by mistake of fact. Any contribution made by the Employer because of a mistake of fact must be returned to the Employer within one year after the date when the contribution was made. The Trustee shall not increase the amount of the Employer contribution to be returned for any earnings attributable to the contribution, but the Trustee shall decrease the Employer contribution to be returned for any losses attributable to the contribution. In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Code, any contribution made contingent upon that initial qualification by the Employer shall be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Employer adopted the Plan, or such later date as the Secretary of the Treasury may prescribe.

     3.05 ROLLOVER CONTRIBUTIONS.  The Employer shall specify in the Adoption
          ----------------------
Agreement whether rollover contributions shall be permitted under the Plan. If so authorized by the Adoption Agreement, any Employee (prior to satisfying the Plan's eligibility conditions) or Participant, after filing with the Trustee the form prescribed by the Plan Administrator, may contribute cash or other property to the Trust other than as a voluntary nondeductible Employee contribution if the contribution is a "rollover contribution" which the Code permits an Employee to transfer either directly or indirectly from one qualified plan to another qualified plan. Before accepting a rollover contribution, the Trustee may require an Employee to furnish satisfactory evidence that the proposed transfer is in fact a rollover contribution which the Code permits an Employee to make to a qualified plan. A rollover contribution shall not be considered an Annual Addition under Article IV.

     The Trustee shall invest the rollover contribution in a segregated investment Account for the Employee's sole benefit subject to Section 4.08 unless the Trustee, in its sole discretion, agrees to invest the rollover contribution as part of the Trust Fund. The Trustee shall hold, administer, and distribute a rollover contribution in the same manner as any Employer contribution made to the Trust. If an Employee makes a rollover contribution to the Trust prior to satisfying the Plan's eligibility conditions, the Plan Administrator and Trustee shall treat the Employee as a Participant for all purposes of the Plan except that the Employee shall not be considered a Participant for purposes of sharing in Employer contributions or Participant forfeitures under the Plan until such Employee actually becomes a Participant in the Plan.

     3.06 VOLUNTARY NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS.  Subject to the
          ----------------------------------------------
limitations of Article III and Article IV, any Participant, as of any Accounting Date, shall be entitled to make voluntary nondeductible Employee contributions to the Trust if the Employer permits such contributions in the Adoption Agreement, and the Plan is a Profit Sharing Plan with a Cash or Deferred Arrangement. A Participant shall make a voluntary nondeductible Employee contribution for a particular Plan Year not later than 30 days after the Accounting Date of that Plan Year. The Plan Administrator shall not accept voluntary deductible Employee contributions after December 31, 1986. Voluntary nondeductible Employee contributions and matching contributions on such contributions, if any, for Plan Years beginning after December 31, 1986 shall be limited in a manner which meets the requirements of Code (S) 401(m) and Section 4.13.



                          * * * END OF ARTICLE 3 * * *

                                   ARTICLE IV
                            ALLOCATIONS TO ACCOUNTS

     4.01 INDIVIDUAL ACCOUNTS.  The Plan Administrator shall maintain a separate
          -------------------
Account or multiple Accounts in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan. If a Participant reenters the Plan subsequent to having a Forfeiture Break in Service, the Plan Administrator shall maintain a separate Account for the Participant's pre-Forfeiture Break in Service Accrued Benefit and a separate Account for the Participant's post-Forfeiture Break in Service Accrued Benefit, unless or until the Participant's entire Accrued Benefit under the Plan is 100% Nonforfeitable.

     Employer Contributions Account.  The Plan Administrator shall maintain, or
     ------------------------------
shall direct the Trustee to maintain, an Employer Contributions Account to reflect the Participant's Accrued Benefit derived from Employer contributions and the income, expenses, gains, and losses attributable to the Participant's Employer contributions, adjusted in accordance with Article IV. If the Plan is a Profit Sharing Plan with a Cash or Deferred Arrangement, Employer contributions shall include Elective Deferrals, Matching Contributions, Employer Nonelective Contributions, and Profit Sharing Contributions, as determined under
Section 3.01; however, the Plan Administrator shall maintain, or shall direct the Trustee to maintain, separate Accounts in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan derived from the following types of Employer contributions.

     Profit Sharing Contributions Account.  The Plan Administrator shall
     ------------------------------------
     maintain, or shall direct the Trustee to maintain, a separate Account in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan derived from the Profit Sharing Contributions.

     Elective Deferrals Account.  If the Plan permits or has ever permitted
     --------------------------
     contributions under a Cash or Deferred Arrangement, the Plan Administrator shall maintain an Elective Deferrals Account in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan derived from contributions made under a Cash or Deferred Arrangement and Employer Nonelective Contributions.

     Matching Contributions Account.  If the Plan permits or has ever permitted
     ------------------------------
     Matching Contributions under a Cash or Deferred Arrangement, the Plan Administrator shall maintain a Matching Contributions Account in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan derived from Matching Contributions.

     Employee Contributions Account.  The Plan Administrator shall maintain, or
     ------------------------------
     shall direct the Trustee to maintain, separate Accounts in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan derived from the following types of Employee contributions and the income, expenses, gains, and losses attributable to the Participant's Employee contributions, adjusted in accordance with Article IV.

     Voluntary Deductible Employee Contributions Account.  If the Plan permitted
     ---------------------------------------------------
     voluntary deductible Employee contributions for certain Plan Years beginning prior to January 1, 1987, the Plan Administrator shall maintain a Voluntary Deductible Employee Contributions Account in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan derived from deductible Employee contributions.

     Voluntary Nondeductible Employee Contributions Account.  If the Plan
     ------------------------------------------------------
     permits or has ever permitted voluntary nondeductible Employee contributions, the Plan Administrator shall maintain a Voluntary Nondeductible Employee Contributions Account in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan derived from nondeductible Employee contributions.

     Rollover Contributions Account.  If the Plan permits or has ever permitted
     ------------------------------
     rollover contributions in accordance with Section 3.05, the Plan Administrator shall maintain a Rollover Contributions Account in the name of each Participant who has contributed a rollover contribution (within the meaning of Section 3.05).

     4.02 ALLOCATION OF CONTRIBUTIONS AND FORFEITURES.  After any restoration
          -------------------------------------------
allocation required by Article V, the Plan Administrator shall allocate and credit each annual Employer contribution and forfeitures, if any. The Plan Administrator shall make all Plan allocations for a particular Plan Year as of the Accounting Date of that Plan Year. If more than one entity maintains the Plan, the Plan Administrator shall allocate all Employer contributions and forfeitures to each Participant in the Plan in accordance with this Article, without regard to which contributing Employer employs the Participant. A Participant's Compensation includes Compensation from all participating Employers, irrespective of which Employers are contributing to the Plan. The Plan Administrator shall allocate and credit the Employer contributions to the Participants' Accounts in accordance with the method elected by the Employer in the Adoption Agreement.

     4.03 ALLOCATION OF MINIMUM CONTRIBUTION.  The Plan Administrator shall
          ----------------------------------
allocate any additional contribution to the Employer Contributions Account of the Non-Key Employee for whom the Employer makes the contribution in accordance with Section 3.02. If the Plan is a Profit Sharing Plan with a Cash or Deferred Arrangement, the Plan Administrator shall allocate any minimum contribution to the Participant's Profit Sharing Contributions Account.

     4.04 FORFEITURES.  The Plan Administrator shall treat the amount of
          -----------
forfeitures arising under Article V in the manner specified by the Employer in its Adoption Agreement. The Plan Administrator shall subtract all forfeitures when they occur under Article V from the Participants' Employer Contributions Accounts which incurred the forfeitures.

     4.05 ELIGIBILITY TO RECEIVE ALLOCATION OF EMPLOYER CONTRIBUTION AND
          --------------------------------------------------------------
FORFEITURES.  If the Employer elects an option in Section 1.37 other than the
-----------
elapsed time method, the Plan Administrator shall determine a Participant's eligibility to receive an allocation of Employer contributions and forfeitures in accordance with the method elected by the Employer in the Adoption Agreement.

     If the Employer elects the elapsed time method, each Participant shall share in Employer contributions for the period beginning on the date the Participant enters the Plan and ending on the date the Participant severs employment with the Employer and all members of any Related Group or ending on the date the Participant is no longer an Eligible Employee.

     4.06 ACCOUNTING FOR DISTRIBUTIONS.  The Plan Administrator shall subtract
          ----------------------------
all distributions made to a Participant or to the Participant's Beneficiary from the Participant's Account when made.

     4.07 VALUE OF PARTICIPANT'S ACCRUED BENEFIT.  The value of each
          --------------------------------------
Participant's Accrued Benefit consists of that proportion of the net worth (at fair market value) of the Trust Fund which the balance in the Participant's Accounts (excluding the cash value of the any life insurance contracts) bears to the Accounts of all Participants (excluding the cash value of the any life insurance contracts), plus the cash surrender value of any insurance contracts held by the Trustee on the Participant's life.

     For purposes of a distribution under the Plan, the value of a Participant's Accrued Benefit shall be its value as of the Valuation Date immediately preceding the date of the distribution. Any distribution (other than a distribution from a segregated Account) made to a Participant (or to the Participant's Beneficiary) more than 90 days after the most recent Valuation Date shall include interest on the amount of the distribution as an expense of the Trust Fund. The interest accrues from such Valuation Date to the date of the distribution at the rate of 5% annually.

     4.08 ALLOCATION AND DISTRIBUTION OF NET INCOME, GAIN, OR LOSS.  As of each
          --------------------------------------------------------
Valuation Date the Plan Administrator shall adjust the Accounts to reflect net income, gain, or loss since the last Valuation Date in accordance with the provisions of this Section. If the Plan is a Profit Sharing Plan with a Cash or Deferred Arrangement, the Plan Administrator shall adjust any contributions made pursuant to a Cash or Deferred Arrangement to reflect net income, gain, or loss on each Valuation Date in accordance with the method elected by the Employer in Adoption Agreement Section 4.08.

     (a)  Trust Fund Accounts.  The allocation provisions of this paragraph
          -------------------
          shall apply to all Participant Accounts other than segregated investment Accounts. The Plan Administrator first shall adjust the Participant Accounts, beginning with the balances of the Accounts on the last Valuation Date, by:

          (1) reducing the appropriate Accounts for any forfeitures arising under Article V,

          (2) reducing the appropriate Accounts for distributions since the last Valuation Date,

          (3) reducing the appropriate Accounts for insurance premiums paid since the last Valuation Date with respect to any life insurance contracts (see Section 11.01), and

          (4) reducing the appropriate Accounts for the cash value of any life insurance contracts.

          The Plan Administrator then, subject to the restoration allocation requirements of Article V, shall allocate the net income, gain, or loss pro rata to the Participant Accounts, as adjusted by the immediately preceding sentence. The allocable net income, gain, or loss shall be the net income (or net loss), including the increase or decrease in the fair market value of assets, since the last Valuation Date.

     (b)  Segregated Investment Accounts.  A segregated investment Account shall
          ------------------------------
          receive all income it earns and shall bear all expense or loss it incurs. As of the Valuation Date, the Plan Administrator shall reduce a segregated Account for any forfeiture after the Plan Administrator has made all other allocations, changes, or adjustments to the segregated investment Account for the Plan Year.

     (c)  Additional rules.  An Excess Amount or suspense account (see Section
          ----------------
          4.10) shall not share in the allocation of net income, gain, or loss described in this Section.

     4.09 ALLOCATION OF VOLUNTARY NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS.  The
          ------------------------------------------------------------
Plan Administrator shall allocate and credit a voluntary nondeductible Employee contribution made for a particular Plan Year to the contributing Participant's Voluntary Nondeductible Employee Contributions Account as of the earlier of the Valuation Date following the contribution or the Accounting Date of the Plan Year to which the contribution relates.

     4.10 LIMITATIONS ON ALLOCATIONS TO PARTICIPANTS' ACCOUNTS.  The amount of
          ----------------------------------------------------
Annual Additions which the Plan Administrator may allocate under this Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount. If the amount the Employer otherwise would contribute to the Participant's Accounts would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the Employer shall reduce the amount of its contribution so that the Annual Additions for the Limitation Year shall equal the Maximum Permissible Amount. The Excess Amount will be deemed to consist of the Annual Additions last allocated. The Plan Administrator shall determine the Excess Amount by treating the Annual Additions attributable to a welfare benefit fund or an individual medical account, if any, as allocated first, irrespective of the actual allocation date.

     Prior to determining the Participant's actual Testing Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Testing Compensation for the Limitation Year, uniformly determined for all Participants similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the Plan Administrator shall determine the Maximum Permissible Amount for the Limitation Year based on the Participant's actual Testing Compensation for the Limitation Year.

     Disposition of Excess Amount.  If there is an Excess Amount with respect to
     ----------------------------
a Participant for a Limitation Year because of contributions based on estimated Testing Compensation, the allocation of forfeitures or a reasonable error in determining the amount of Elective Deferrals, the Plan Administrator shall dispose of such Excess Amount as follows:

     (a) The Plan Administrator shall return any voluntary nondeductible Employee contributions and any Elective Deferrals to the Participant to the extent that the return would reduce the Excess Amount.

     (b) If, after the application of paragraph (a) of this Section, an Excess Amount still exists, and the Plan covers the Participant at the end of the Limitation Year, then the Plan Administrator shall use the Excess Amount to reduce future Employer contributions (including any allocation of forfeitures) under the Plan for the next Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant.

     (c) If, after the application of paragraph (a) of this Section, an Excess Amount still exists, and the Plan does not cover the Participant at the end of a Limitation Year, then the Plan Administrator shall hold the Excess Amount unallocated in a suspense account. The Plan Administrator shall apply the suspense account to reduce Employer contributions for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year if necessary. If a suspense account is in existence at any time during a Limitation Year, all amounts in the suspense account must be allocated to Participant's Accounts before any Employer or Employee contributions may be made to the Plan for the Limitation Year.

     (d) The Plan Administrator shall not distribute any Excess Amounts to Participants, former Participants, or Beneficiaries.

     If there is an Excess Amount with respect to a Participant for a Limitation Year for any reason other than forfeitures, the estimation of Testing Compensation or reasonable error in determining the amount of Elective Deferrals, the Plan Administrator shall dispose of such Excess Amount by (1) effective for Plan Years beginning on and after January 1, 1994, returning any voluntary nondeductible Employee contributions and any Elective Deferrals to the Participant to the extent that the return would reduce the Excess Amount and (2) to the extent an Excess Amount exists after the return of any voluntary nondeductible Employee contributions and Elective Deferrals, by reallocating the Excess Amount to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The Plan Administrator shall make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Accounts otherwise would receive the Excess Amount is not eligible for an allocation of Employer contributions.

     More than One Plan.  The Employer shall specify in the Adoption Agreement
     ------------------
the manner in which the Excess Amount shall be allocated between the plans of the Employer.

     Defined Benefit Plan Limitation.  The Employer shall specify in its
     -------------------------------
Adoption Agreement the method to satisfy the Defined Benefit Plan limitation.

     4.11 CODE (S) 415 DEFINITIONS.  For purposes of this Article, the following
          ------------------------
terms shall have the meaning described in the paragraphs below:

     (a) ANNUAL ADDITIONS shall mean the sum of the following amounts allocated on behalf of a Participant for a Limitation Year, of (1) all Employer contributions; (2) all forfeitures; and (3) all Employee contributions effective for Plan Years beginning after December 31, 1986. Except to the extent provided in Treasury regulations, Annual Additions shall include Excess Deferrals, Excess Contributions, and Excess Aggregate Contributions, irrespective of whether the Plan distributes or forfeits such excess amounts. Annual Additions shall also include Excess Amounts reapplied to reduce Employer contributions under
          Section 4.10. Amounts allocated after March 31, 1984 to an individual medical account (as defined in Code (S) 415(l)(2)) and included as part of a pension and annuity plan maintained by the Employer shall be Annual Additions. Furthermore, Annual Additions shall include contributions paid or accrued after December 31, 1985 for taxable years ending after December 31, 1985 attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code (S) 419A(d)(3)) under a welfare benefit fund (as defined in Code (S) 419(e)) maintained by the Employer, but only for purposes of the dollar limitation applicable to the Maximum Permissible Amount.

     (b) DEFINED BENEFIT PLAN shall mean a retirement plan which does not provide for individual accounts for Employer contributions. The Plan Administrator shall treat all Defined Benefit Plans (whether or not terminated) maintained by the Employer as a single plan.

     (c)  DEFINED BENEFIT PLAN FRACTION shall mean the fraction described below:

                  Projected annual benefit of the Participant
                under all Defined Benefit Plans of the Employer
            -------------------------------------------------------
                  The lesser of (1) 125% (subject to the 100%
                     Limitation described in paragraph (h)
                         of this Section) of the dollar
                limitation in effect under Code (S) 415(b)(1)(A)
                  for the Limitation Year, or (2) 140% of the
               Participant's average Testing Compensation for the
            Participant's highest three consecutive Years of Service

          To determine the denominator of this fraction, the Plan Administrator shall make any adjustment required under Code (S) 415(b) and shall determine a Year of Service in accordance with Section 5.06. The "projected annual benefit" is the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if the plan expresses such benefit in a form other than a straight life annuity or qualified joint and survivor annuity) of the Participant under the terms of the Defined Benefit Plan with the assumptions that the Participant continues employment until the normal retirement age as stated in the Defined Benefit Plan (or current age, if later), that the Participant's compensation continues at the same rate as in effect in the Limitation Year under consideration, and that all other relevant factors used to determine benefits under the Defined Benefit Plan remain constant as of the current Limitation Year for all future Limitation Years.

          Current Accrued Benefit.  If the Participant accrued benefits in one
          -----------------------
          or more Defined Benefit Plans maintained by the Employer which were in existence on May 5, 1986, the dollar limitation used in the denominator of this fraction shall not be less than the Participant's current accrued benefit. A Participant's current accrued benefit is the sum of the annual benefits under such defined benefit plans which the Participant had accrued as of the end of the 1986 Limitation Year (the last Limitation Year beginning before January 1, 1987), determined without regard to any change in the terms or conditions of the Plan made after May 5, 1986 and without regard to any cost of living adjustment occurring after May 5, 1986. This current accrued benefit rule applies only if the Defined Benefit Plans individually and in the aggregate satisfied the requirements of Code (S) 415 as in effect at the end of the 1986 Limitation Year.

     (d) DEFINED CONTRIBUTION PLAN shall mean a retirement plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains, losses, and forfeitures of accounts of other participants which the plan may allocate to such participant's account. The Plan Administrator shall treat all Defined Contribution Plans (whether or not terminated) maintained by the Employer as a single plan. For purposes of the limitations of this Article, the Plan Administrator shall treat employee contributions made to a Defined Benefit Plan maintained by the Employer as a separate Defined Contribution Plan. The Plan Administrator shall also treat as a Defined Contribution Plan an individual medical account (as defined in Code (S) 415(l)(2)) included as part of a Defined Benefit Plan maintained by the Employer and, for taxable years ending after December 31, 1985, a welfare benefit fund under Code (S) 419(e) maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code (S) 419A(d)(3)).

     (e) DEFINED CONTRIBUTION PLAN FRACTION shall mean the fraction described below:

             The sum as of the close of the Limitation Year of the
            Annual Additions to the Participant's Accounts under all
                  Defined Contribution Plans of the Employer
          -----------------------------------------------------------
           The sum of the lesser of the following amounts determined
           for the Limitation Year and for each prior Year of Service with the Employer:  (1) 125% (subject to the 100%
                      Limitation in paragraph (h) of this
                      Section) of the dollar limitation in
           effect under Code (S) 415(c)(1)(A) for the Limitation Year
                (determined without regard to the special dollar
              limitations for employee stock ownership plans), or
           (2) 35% of the Participant's Testing Compensation for the
                                Limitation Year

          For purposes of determining the Defined Contribution Plan fraction, the Plan Administrator shall not recompute Annual Additions in Limitation Years beginning prior to January 1, 1987 to treat all Employee contributions as Annual Additions. If the Plan satisfied Code
          (S) 415 for Limitation Years beginning prior to January 1, 1987, the Plan Administrator shall redetermine the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction as of the end of the 1986 Limitation Year in accordance with this paragraph. If the sum of the redetermined fractions exceeds 1.0, the Plan Administrator shall subtract permanently from the numerator of the Defined Contribution Plan Fraction an amount equal to the product of (1) the excess of the sum of the fractions over 1.0, times (2) the denominator of the Defined Contribution Plan Fraction. In making the adjustment, the Plan Administrator shall disregard any accrued benefit under the Defined Benefit Plan which is in excess of the current accrued benefit (as determined in Section 4.11(c)). This Plan continues any transitional rules applicable to the determination of the Defined Contribution Plan Fraction under the Employer's Plan as of the end of the 1986 Limitation Year.

     (f) EXCESS AMOUNT shall mean the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

     (g) MAXIMUM PERMISSIBLE AMOUNT shall mean the lesser of (1) $30,000 (or, if greater, 25% of the defined benefit dollar limitation under Code
          (S) 415(b)(1)(A)), or (2) 25% of the Participant's Testing Compensation for the Limitation Year. If there is a short Limitation Year because of a change in Limitation Year, the Plan Administrator shall multiply the $30,000 (or adjusted) limitation by the following fraction:

                 Number of months in the short Limitation Year
                -----------------------------------------------
                                       12

     (h) 100% LIMITATION shall mean, if it applies, that the Plan Administrator shall determine the denominator of the Defined Benefit Plan Fraction and the denominator of the Defined Contribution Plan Fraction by substituting 100% for 125% each place 125% appears in the definition of Defined Benefit Plan Fraction and Defined Contribution Plan Fraction under this Section. The 100% Limitation applies during any Limitation Year this Plan is Top Heavy Plan only if (1) the Plan's top heavy ratio exceeds 90%, or (2) the Plan's top heavy ratio is greater than 60%, and the Employer does not provide extra minimum benefits which satisfy Code (S) 416(h)(2).

     4.12 CONTRIBUTIONS UNDER A CASH OR DEFERRED ARRANGEMENT.  This Section
          --------------------------------------------------
shall apply only if the Plan is a profit sharing plan with a Cash or Deferred Arrangement effective for Plan Years beginning after December 31, 1986.

     $7,000 Limitation.  A Participant's Elective Deferrals for a calendar year
     -----------------
beginning after December 31, 1986 shall not exceed $7,000 or the adjusted limitation in effect at the beginning of the calendar year (the "$7,000 Limitation"). If the Employer determines the Participant's Elective Deferrals for a calendar year would exceed the $7,000 Limitation, the Employer shall suspend the Participant's Elective Deferrals until the following January 1. If a Participant makes Elective Deferrals to another Cash or Deferred Arrangement, or contributes under a simplified employee pension cash or deferred arrangement, Code (S) 403(b) annuity, Code (S) 457 plan, or Code (S) 501(c)(18) plan (irrespective of whether the Employer maintains the other plan), and the Participant's contributions exceed the $7,000 limitation, the Participant shall have the right to provide the Plan Administrator with a written claim for Excess Deferrals made for a calendar year. The Participant shall submit the claim no later than the March 31 following the close of the particular calendar year and the claim shall specify the amount of the Participant's Elective Deferrals under this Plan which are Excess Deferrals. If the total amount of a Participant's Elective Deferrals under this Plan and any other plan maintained by the Employer exceed the $7,000 Limitation for any calendar year, the Participant shall be deemed to have designated such excess amount as an Excess Deferral, and the Excess Deferral shall be distributed to the Participant in accordance with this Section.

     Distribution of Excess Deferrals.  If, after the close of a calendar year,
     --------------------------------
the Plan Administrator determines a Participant's Elective Deferrals exceed the $7,000 limitation, the Plan Administrator shall distribute the Excess Deferral, as adjusted for allocable income or loss. If the Plan Administrator receives a timely claim as described in the preceding paragraph, it shall distribute the Excess Deferrals specified by the Participant in his or her claim. The Plan Administrator shall make all distributions under this paragraph no later than April 15 of the calendar year following the calendar year in which the Excess Deferral occurred. If the Plan Administrator distributes the Excess Deferrals by the appropriate April 15, it may make the distribution irrespective of any other provision under this Plan or under the Code. If the Plan Year is not a calendar year, the Employer shall determine to which Plan Year the Excess Deferrals relate by treating the last deferrals made for the calendar year as the Excess Deferrals.

     Determination of Allocable Income or Loss to Excess Deferrals.  The Plan
     -------------------------------------------------------------
Administrator shall adjust Excess Deferrals for any income or loss. The Employer shall specify in its Adoption Agreement whether income or loss shall be adjusted to the date of distribution or adjusted to the last day of the calendar year.

     Adjustment to the Date of Distribution.  If the Employer elects to adjust
     --------------------------------------
     income or loss to the date of the distribution, the income or loss allocable to the Excess Deferrals is the sum of: (1) income or loss allocable to the Participant's Elective Deferrals Account for the calendar year multiplied by the following fraction:

              Participant's Excess Deferrals for the calendar year
        ----------------------------------------------------------------
         Participant's Elective Deferrals Account without regard to any income or loss occurring during such calendar year

     and (2) 10% of the amount determined under (1) multiplied by the number of whole calendar months between the end of the calendar year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

     Adjustment to the Last Day of the Calendar Year.  If the Employer elects to
     -----------------------------------------------
     adjust income or loss to the last day of the calendar year, the income or loss allocable to Excess Deferrals is the income or loss allocable to the Participant's Elective Deferrals multiplied by the following fraction:

              Participant's Excess Deferrals for the calendar year
        ----------------------------------------------------------------
         Participant's Elective Deferrals Account without regard to any income or loss occurring during such calendar year.

     Actual Deferral Percentage Test.  For each Plan Year, the Plan
     -------------------------------
Administrator shall determine whether the Elective Deferrals satisfy the actual deferral percentage ("ADP") test.

     (a) If the average ADP for the Nonhighly Compensated Group exceeds 8%, the Plan shall satisfy the ADP test if the average ADP for the Highly Compensated Group does not exceed 1.25 times the average ADP of the Nonhighly Compensated Group.

     (b) If the average ADP for the Nonhighly Compensated Group equals or exceeds 2% but does not exceed 8%, the Plan shall satisfy the ADP test if the average ADP for the Highly Compensated Group does not exceed the average ADP for the Nonhighly Compensated Group by more than two percentage points.

     (c) If the average ADP for the Nonhighly Compensated Group is less than 2%, the Plan shall satisfy the ADP test if the average ADP for the Highly Compensated Group is not more than twice the average ADP for Nonhighly Compensated Group.

       Calculation of ADP.  The "average ADP" for a group is the average of the
       ------------------
separate ADPs calculated for each Participant who is a member of that group. A Participant's ADP for a Plan Year is the ratio of the Participant's Elective Deferrals (including the Excess Deferrals for each Highly Compensated Employee except to the extent that the Excess Deferrals are included in the ACP test if the ADP test is satisfied both with and without exclusion of these Elective Deferrals and excluding Excess Deferrals for each Nonhighly Compensated Employee) for the Plan Year to the Employee's Testing Compensation for the Plan Year. Each Participant's ADP shall be calculated to the nearest 100th of 1%. For aggregated family members treated as a single Highly Compensated Employee, the ADP of the family unit is the ADP determined by combining the Elective Deferrals and Testing Compensation of all aggregated family members. The Plan Administrator may determine (in a manner consistent with Treasury regulations) the ADPs of the Participants by taking into account Employer Nonelective Contributions or Matching Contributions, or both, made to this Plan or to any other qualified plan maintained by the Employer, which are 100% Nonforfeitable at all times and which are subject to the Distribution Restrictions. For purposes of calculating the ADP test, Elective Deferrals, Employer Nonelective Contributions and Matching Contributions must be made before the last day of the 12 month period immediately following the Plan Year to which contributions relate. The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Employer Nonelective Contributions or Matching Contributions, if any, used in such test.

     A Highly Compensated Employee's ADP shall include Elective Deferrals under any other cash or deferred arrangement maintained by the Employer. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

     A Nonhighly Compensated Employee's ADP shall not include Elective Deferrals under another cash or deferred arrangement maintained by the Employer unless the Employer treats the Cash or Deferred Arrangement under this Plan and the other cash or deferred arrangement as a unit for coverage and discrimination purposes. For Plan Years beginning after December 31, 1989, plans may be treated as a unit for coverage and discrimination purposes only if they have the same Plan Year. The Plan Administrator shall not aggregate an employee stock ownership plan within the meaning of Code (S) 4975(e)(7) ("ESOP") (or the ESOP portion of a plan) with a non-ESOP plan (or non-ESOP portion of a plan).

     Distribution of Excess Contributions.  If the Plan Administrator determines
     ------------------------------------
the Plan fails to satisfy the ADP test for a Plan Year, it shall distribute the Excess Contributions, as adjusted for allocable income or loss, from the Participant's Elective Deferrals Account no later than the last day of the succeeding Plan Year. However, the Employer will incur an excise tax equal to 10% of the amount of Excess

Contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first 2 1/2 months of the next Plan Year. The Plan Administrator shall distribute to each Highly Compensated Employee his or her respective share of the Excess Contributions. The Plan Administrator shall determine the respective shares of Excess Contributions by starting with the Highly Compensated Employee who has the greatest ADP, reducing his or her ADP to the next highest ADP, then, if necessary, reducing the ADP of the Highly Compensated Employees at the next highest ADP level (including the ADP of the Highly Compensated Employees whose ADP the Plan Administrator already has reduced), and continuing in this manner until the average ADP for the Highly Compensated Group satisfies the ADP test. If a Highly Compensated Employee is part of an aggregated family group, the Plan Administrator shall, in accordance with the applicable Treasury regulations, shall determine each aggregated family member's allocable hare of the Excess Contributions assigned to the family unit. The amount of Excess Contributions to be distributed to any Highly Compensated Employee shall be reduced by the amount of any Excess Deferrals previously distributed to the Highly Compensated Employee for the taxable year ending in the same Plan Year.

     Determination of Allocable Income or Loss to Excess Contributions.  The
     -----------------------------------------------------------------
Plan Administrator shall adjust Excess Contributions for any income or loss.
The Employer shall specify in its Adoption Agreement whether income or loss shall be adjusted to the date of distribution or adjusted to the last day of the Plan Year.

     Adjustment to the Date of Distribution.  If the Employer elects to adjust
     --------------------------------------
     income or loss to the date of the distribution, the income or loss allocable to the Excess Contributions is the sum of: (1) income or loss allocable to the Participant's Elective Deferrals Account for the Plan Year multiplied by the following fraction:

              Participant's Excess Contributions for the Plan Year
        ----------------------------------------------------------------
         Participant's Elective Deferrals Account without regard to any income or loss occurring during such Plan Year

     and (2) 10% of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

     Adjustment to the Last Day of the Plan Year.  If the Employer elects to
     -------------------------------------------
     adjust income or loss to the last day of the Plan Year, the income or loss allocable to the Excess Contributions is the income or loss allocable to the Participant's Elective Deferrals Account for the Plan Year multiplied by the following fraction:

              Participant's Excess Contributions for the Plan Year
        ----------------------------------------------------------------
         Participant's Elective Deferrals Account without regard to any income or loss occurring during such Plan Year.

     4.13 VOLUNTARY NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS AND MATCHING
          -----------------------------------------------------------
CONTRIBUTIONS - SPECIAL DISCRIMINATION TEST.  This Section shall apply only if
-------------------------------------------
the Plan is a profit sharing plan with a Cash or Deferred Arrangement, or if the Plan permits voluntary nondeductible Employee contributions in Adoption Agreement Section 3.06. For Plan Years beginning after December 31, 1986, the Plan Administrator shall determine whether the Matching Contributions, if any, and voluntary nondeductible Employee contributions described in Section 3.06, if any, satisfy one of the following average contribution percentage ("ACP") tests:

     (a) The ACP for the Highly Compensated Group does not exceed 1.25 times the ACP for the Nonhighly Compensated Group; or

     (b) The ACP for the Highly Compensated Group does not exceed the ACP for the Nonhighly Compensated Group by more than two percentage points (or the lesser amount prescribed by the multiple use limitation described in this Section) and the ACP for the Highly Compensated Group is not more than twice the ACP for the Nonhighly Compensated Group.

     Calculation of ACP.  The average contribution percentage for a group is the
     ------------------
average of the separate contribution percentages calculated for each Participant who is a member of that group. A Participant's contribution percentage for a Plan Year is the ratio of the Participant's Aggregate Contributions for the Plan Year to the Participant's Testing Compensation for the Plan Year. Each Participant's contribution percentage shall be calculated to the nearest 100th of 1%. For aggregated family members treated as a single Highly Compensated Employee, the contribution percentage of the family unit is the contribution percentage determined by combining the Aggregate Contributions and Testing Compensation of all aggregated family members. For purposes of calculating the ACP test, Employee contributions shall be considered to have been made in the Plan Year in which contributed to the Trust, and Matching Contributions and Employer Nonelective Contributions shall be considered to have been made in the Plan Year if made before the last day of the 12 month period immediately following the Plan Year to which contributions relate.

     The Plan Administrator, in a manner consistent with Treasury regulations, may determine the contribution percentages of the Participants by taking into account Employer Nonelective Contributions (other than Employer Nonelective Contributions used to satisfy the ADP test under a Cash or Deferred Arrangement) or Elective Deferrals, or both, made to this Plan or to any other qualified plan maintained by the Employer. The Plan Administrator shall not include Employer Nonelective Contributions in the ACP test unless the allocation of Employer Nonelective Contributions is nondiscriminatory when the Plan Administrator takes into account Employer Nonelective Contributions and Profit Sharing Contributions, and also when the Plan Administrator takes into account only the Profit Sharing Contributions. The Plan Administrator shall not include Elective Deferrals in the ACP test unless the plan which includes the Elective Deferrals satisfies the ADP test both with and without the Elective Deferrals included in this ACP test. For Plan Years beginning after December 31, 1989, the Plan Administrator shall not include in the ACP test any Employer Nonelective Contributions or Elective Deferrals under another qualified plan unless that plan has the same plan year as this Plan. The Plan Administrator shall not include in the ACP test Matching Contributions that are forfeited because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions. The Plan Administrator shall maintain records to demonstrate compliance with the ACP test, including the extent to which the Plan used Employer Nonelective Contributions or Matching Contributions to satisfy the test.

     A Highly Compensated Employee's Aggregate Contributions taken into account shall include any Matching Contributions (other than Matching Contributions used to satisfy the ADP test under a Cash or Deferred Arrangement) and any employee contributions made on his or her behalf to any other plan maintained by the Employer, unless the other plan is an employee stock ownership plan within the meaning of Code (S) 4975(e)(7) ("ESOP"). If the plans have different plan years, the Plan Administrator shall determine the combined aggregate contributions on the basis of the plan years ending in the same calendar year.

     If the Employer treats two plans as a unit for coverage or nondiscrimination purposes, the Employer shall combine the plans to determine whether either plan satisfies the ACP test. This aggregation rule applies to the contribution percentage determination for all Participants, irrespective of whether a Participant is a Highly Compensated Employee or a Nonhighly Compensated Employee. For Plan Years beginning after December 31, 1989, an aggregation of plans under this paragraph shall not apply to plans which have different plan years, and the Plan Administrator shall not aggregate an ESOP (or the ESOP portion of a plan) with a non-ESOP plan (or non-ESOP portion of a plan).

     Distribution of Excess Aggregate Contributions.  The Plan Administrator
     ----------------------------------------------
shall determine Excess Aggregate Contributions after determining Excess Deferrals and Excess Contributions. If the Plan Administrator determines that the Plan fails to satisfy the ACP test for a Plan Year, it must distribute the Excess Aggregate Contributions, as adjusted for allocable income or loss, during the next Plan Year. However, the Employer will incur an excise tax equal to 10% of the taxable amount of Excess Aggregate Contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first 2 1/2 months of that next Plan Year. The Plan Administrator shall distribute to each Highly Compensated Employee his or her respective share of the Excess Aggregate Contributions. The Plan Administrator shall determine the respective shares of Excess Aggregate Contributions by starting with the Highly Compensated Employee who has the greatest contribution percentage, reducing his or her contribution percentage to the next highest contribution percentage, then, if necessary, reducing the contribution percentage of the Highly Compensated Employees at the next highest contribution percentage level (including the contribution percentage of the Highly Compensated Employees whose contribution percentage the Plan Administrator already has reduced), and continuing in this manner until the ACP for the Highly Compensated Group satisfies the ACP test.
If a Highly Compensated Employee is part of an aggregated family group, the Plan Administrator, in accordance with the applicable Treasury regulations, shall determine each aggregated family member's allocable share of the Excess Aggregate Contributions assigned to the family unit.

     Determination of Allocable Income or Loss to Excess Aggregate
     -------------------------------------------------------------
Contributions.  The Plan Administrator shall adjust Excess Aggregate
-------------
Contributions for any income or loss. The Employer shall specify in Adoption Agreement Section 4.12 whether income or loss shall be adjusted to the date of distribution or adjusted to the last day of the Plan Year.

     Adjustment to the Date of Distribution.  If the Employer elects to adjust
     --------------------------------------
     income or loss to the date of the distribution, the income or loss allocable to the Excess Aggregate Contributions is the sum of: (1) income or loss allocable to the Participant's Accrued Benefit attributable to Aggregate Contributions for the Plan Year multiplied by the following fraction:

         Participant's Excess Aggregate Contributions for the Plan Year
     -----------------------------------------------------------------------
      Participant's Accrued Benefit attributable to Aggregate Contributions without regard to any income or loss occurring during such Plan Year and (2) 10% of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month. The Accrued Benefit attributable to Aggregate Contributions shall mean the Accrued Benefit attributable to voluntary nondeductible Employee contributions, Matching Contributions (other than Matching Contributions used to satisfy the ADP test under a Cash or Deferred Arrangement), and Elective Deferrals taken into account in the ACP test for the Plan Year or any prior Plan Year.

     Adjustment to the Last Day of the Plan Year.  If the Employer elects to
     -------------------------------------------
     adjust income or loss to the last day of the Plan Year, the income or loss allocable to the Excess Aggregate Contributions is the income or loss allocable to the Participant's Accrued Benefit attributable to Aggregate Contributions for the Plan Year multiplied by the following fraction:

          Participant's Excess Aggregate Contributions for the Plan Year
     ------------------------------------------------------------------------
      Participant's Accrued Benefit attributable to Aggregate Contributions without regard to any income or loss occurring during such Plan Year

     The Accrued Benefit attributable to Aggregate Contributions shall mean the Accrued Benefit attributable to voluntary nondeductible Employee contributions, Matching Contributions (other than Matching Contributions used to satisfy the ADP test under a Cash or Deferred Arrangement), and Elective Deferrals taken into account in the ACP test for the Plan Year or any prior Plan Year.

     Characterization of Excess Aggregate Contributions.  The Plan Administrator
     --------------------------------------------------
shall treat a Highly Compensated Employee's allocable share of Excess Aggregate Contributions attributable to this Plan first as attributable to his or her voluntary nondeductible Employee contributions and then to Employer Nonelective Contributions used in the ACP test.

     Multiple Use Limitation.  For Plan Years beginning after December 31, 1988,
     -----------------------
if at least one Highly Compensated Employee is includable in the ADP test under a Cash or Deferred Arrangement maintained by the Employer and in the ACP test under this Section, the sum of the Highly Compensated Group's ADP and ACP may not exceed the multiple use limitation.

     The multiple use limitation is the sum of (a) and (b):

     (a) 125% of the greater of: (1) the ADP of the Nonhighly Compensated Group under the Cash or Deferred Arrangement; or (2) the ACP of the Nonhighly Compensated Group for the Plan Year beginning with or within the Plan Year of the Cash or Deferred Arrangement.

     (b) 2% plus the lesser of (a)(1) or (a)(2), but no more than twice the lesser of (a)(1) or (a)(2).

     The Plan Administrator shall determine whether the Plan satisfies the multiple use limitation after applying the ADP test to the Cash or Deferred Arrangement and the ACP test under this Section and after making any corrective distributions required by those tests. If the Plan Administrator determines the Plan has failed to satisfy the multiple use limitation, the Plan Administrator shall correct the failure by treating the excess amount as Excess Aggregate Contributions under this Section. The multiple use limitation shall not apply unless, prior to its application, the ADP and the ACP of the Highly Compensated Group each exceeds 125% of the respective percentages for the Nonhighly Compensated Group.

     4.14 DEFINITIONS.  For purposes of applying the ADP test in Section 4.12
          -----------
and the ACP test in 4.13, the following definitions shall apply:

     (a) AGGREGATE CONTRIBUTIONS shall mean Matching Contributions (other than Matching Contributions used to satisfy the actual deferral percentage test under a Cash or Deferred Arrangement) and voluntary and mandatory nondeductible Employee contributions.

     (b) CASH OR DEFERRED ARRANGEMENT shall mean that a Participant may elect to have the Employer make payments on behalf of the Participant either as Employer contributions to the Plan or to the Participant directly in cash.

     (c) DISTRIBUTION RESTRICTIONS shall mean that the Participant may not receive a distribution of the specified contributions (nor earnings on those contributions) except in the event of:

          (1) the Participant's death, disability, termination of employment, or attainment of age 59 1/2,

          (2) financial hardship satisfying the requirements of Code (S) 401(k) and the applicable Treasury regulations,

          (3) a plan termination, without establishment of a successor defined contribution plan (other than an ESOP),

          (4) a sale of substantially all of the assets (within the meaning of Code (S) 409(d)(2)) used in a trade or business, but distributions shall only be permitted to an Employee who continues employment with the corporation acquiring those assets, or

          (5) a sale by a corporation of its interest in a subsidiary (within the meaning of Code (S) 409(d)(3)), but distributions shall only be permitted to an Employee who continues employment with the subsidiary.

          For Plan Years beginning after December 31, 1988, a distribution on account of financial hardship, as described in clause (2), shall not include earnings on Elective Deferrals credited after the last day of the last Plan Year beginning prior to January 1, 1989, and shall not include Matching Contributions and Employer Nonelective Contributions which are 100% Nonforfeitable at all times and which are subject to the Distribution Restrictions, or any earnings on such contributions, irrespective of when credited. A distribution described in clauses
          (3), (4) or (5), if made after March 31, 1988, shall be a lump sum distribution, as required under Code (S) 401(k)(10).

     (d) ELECTIVE DEFERRALS shall mean the Employer contributions to a qualified plan at the election of a Participant, pursuant to a Cash or Deferred Arrangement. Elective Deferrals shall not include amounts which have become currently available to the Participant prior to the election nor amounts designated as nondeductible Employee contributions at the time of deferral or contribution. Elective Deferrals which constitute an Excess Amount and which are returned under Section 4.10 shall not be treated as Elective Deferrals for purposes of the ADP test under Section 4.12.

     (e) EMPLOYER NONELECTIVE CONTRIBUTIONS shall mean contributions made by the Employer which are not Elective Deferrals, which are not Matching Contributions, and which are not Profit Sharing Contributions. Employer Nonelective Contributions shall be 100% Nonforfeitable at all times and shall be subject to the Distribution Restrictions. Employer Nonelective Contributions shall not be considered to be 100% Nonforfeitable at all times if the Participant has a 100% Nonforfeitable interest only because of Years of Service taken into account under a vesting schedule.

     (f) EXCESS AGGREGATE CONTRIBUTIONS shall mean the amount of Aggregate Contributions made by the Highly Compensated Employees which causes the Plan to fail to satisfy the ACP test.

     (g) EXCESS CONTRIBUTIONS shall mean the amount of Elective Deferrals made by the Highly Compensated Employees which causes the Plan to fail to satisfy the ADP test.

     (h) EXCESS DEFERRALS shall mean Elective Deferrals in excess of the $7,000 Limitation, or Elective Deferrals designated by the Participant as Excess Deferrals.

     (i) HIGHLY COMPENSATED GROUP shall mean the group of Participants who are Highly Compensated Employees for the Plan Year.

     (j) MATCHING CONTRIBUTIONS shall mean contributions made by the Employer on account of Elective Deferrals or on account of voluntary nondeductible Employee contributions. Matching Contributions shall also include Participant forfeitures allocated on account of such Elective Deferrals or Employee contributions.

     (k) NONHIGHLY COMPENSATED GROUP shall mean the group of Participants who are Nonhighly Compensated Employees for the Plan Year.

     (l) PARTICIPANT shall mean a Participant who is eligible to make voluntary nondeductible Employee contributions or who is eligible to receive an allocation of Matching Contributions if the Participant makes Elective Deferrals, irrespective of whether the Participant actually makes voluntary nondeductible Employee contributions or Elective Deferrals. A Participant continues to be a Participant during a period the Plan suspends the Participant's right to make voluntary nondeductible Employee contributions or Elective Deferrals following a hardship distribution.

     (m) PROFIT SHARING CONTRIBUTIONS shall mean the Employer contributions made under the Plan without regard to a Cash or Deferred Arrangement.

     (n) TESTING COMPENSATION shall have the meaning assigned to it by Section 1.71, as modified by the Employer's election in Adoption Agreement
          Section 4.14(n).



                          * * * END OF ARTICLE 4 * * *

                                   ARTICLE V
                              PARTICIPANT VESTING


     5.01 VESTING UPON RETIREMENT.  Upon attainment of the Normal Retirement
          -----------------------
Date, a Participant shall be 100% vested in his or her Accrued Benefit.

     5.02 VESTING UPON DISABILITY.  The Employer shall specify in its Adoption
          -----------------------
Agreement the Nonforfeitable percentage of a Participant's Employer Contributions Account in the event of the disability of the Participant. The Plan shall consider a Participant disabled on the date the Plan Administrator determines that the Participant, because of a physical or mental disability, is unable to engage in any substantial gainful activity and that the disability can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Plan Administrator may require a Participant to submit to a physical examination in order to confirm disability. The Plan Administrator shall apply the provisions of this Section in a nondiscriminatory, consistent and uniform manner.

     5.03 VESTING UPON DEATH.  The Employer shall specify in its Adoption
          ------------------
Agreement the Nonforfeitable percentage of a Participant's Employer Contributions Account in the event of the death of the Participant.

     5.04 EMPLOYEE CONTRIBUTION - FORFEITABILITY.  A Participant's Employee
          --------------------------------------
Contributions Account shall be, at all times, 100% Nonforfeitable.

     5.05 VESTING SCHEDULE.  Upon separation from service for reasons other than
          ----------------
attainment of the Normal Retirement Date, Disability, or Death, the Nonforfeitable percentage of a Participant's Employer Contributions Account shall equal the Participant's Employer Contributions Account multiplied by the percentage corresponding to the Participant's Years of Service with the Employer under the vesting schedule elected by the Employer in the Adoption Agreement, such vesting schedule to be effective with respect to a Participant who earns one Hour of Service in a Plan Year beginning after December 31, 1988. When the Plan Administrator determines this Plan is a Top Heavy Plan, the Plan Administrator shall calculate a Participant's vesting percentage in accordance with the top heavy vesting schedule elected by the Employer in the Adoption Agreement for the Plan Years specified in the Adoption Agreement.

     5.06 YEAR OF SERVICE - VESTING.  The Plan Administrator shall determine a
          -------------------------
Participant's Years of Service for purposes of vesting in accordance with
Section 5.06 of the Adoption Agreement unless the Employer elected the elapsed time method under Adoption Agreement Section 1.37. If the Employer elected the elapsed time method, the Plan Administrator shall credit an Employee's Years of Service for purposes of vesting in accordance with the elapsed time provisions of Section 2.02.

     For the sole purpose of determining the Nonforfeitable percentage of a Participant's Employer Contributions Account which accrued for the Participant's benefit prior to a Forfeiture Break in Service, the Plan Administrator shall disregard any Year of Service after the Participant first incurs a Forfeiture Break in Service. The Plan Administrator shall exclude Plan Years prior to a Break in Service (as defined in Section 5.07) if the number of consecutive Breaks in Service equals or exceeds the greater of five or the aggregate number of the Years of Service prior to the Break provided the Participant is 0% vested in his or her Accrued Benefit derived from Employer contributions at the time the Participant has a Break in Service. The aggregate number of Years of Service before a Break in Service does not include any

Years of Service not required to be taken into account under this exception by reason of any prior Break in Service.

     5.07 BREAK IN SERVICE - VESTING.  For purposes of determining Years of
          --------------------------
Service under this Article, a Participant incurs a "Break in Service" if during any Plan Year the Participant does not complete more than 500 Hours of Service with the Employer.

     5.08 AMENDMENT TO VESTING SCHEDULE.  Though the Employer reserves the right
          -----------------------------
to amend the vesting schedule at any time, the Plan Administrator shall not apply the amended vesting schedule to reduce the Nonforfeitable percentage of any Participant's Employer Contributions Account (determined as of the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) to a percentage less than the Nonforfeitable percentage computed under the Plan without regard to the amendment.

     If the Employer makes a permissible amendment to the vesting schedule, each Participant who has performed at least one Hour of Service in any Plan Year beginning after December 31, 1988 and who has at least three Years of Service with the Employer may elect to have the Nonforfeitable percentage of his or her Employer Contributions Account computed under the Plan without regard to the vesting schedule amendment. For Participants who do not have at least one Hour of Service in any Plan Year beginning after December 31, 1988, the election described in the preceding sentence applies only to Participants having at least five Years of Service with the Employer. The Participant shall file the election with the Plan Administrator within 60 days after the latest of the following three dates: (a) the date the Employer adopts the amendment; (b) the date the amendment is effective; or (c) the date the Participant receives written notice of the amendment. The Plan Administrator, as soon as administratively feasible, shall forward a copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant shall make an election to remain under the prior vesting schedule. For purposes of this Section, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the Nonforfeitable percentage of a Participant's Employer Contributions Account.

     5.09 DISTRIBUTIONS TO PARTIALLY VESTED PARTICIPANTS.  A partially vested
          ----------------------------------------------
Participant is a Participant whose Nonforfeitable percentage determined under this Article is less than 100%. If a partially vested Participant receives a distribution of his or her entire Nonforfeitable Accrued Benefit before incurring a Forfeiture Break in Service, the distribution shall be considered to be a "cash-out distribution" which shall result in a forfeiture of the nonvested portion of the Participant's Employer Contributions Account in accordance with
Section 5.11.

     5.10 DEEMED DISTRIBUTIONS TO 0% VESTED PARTICIPANTS.  A 0% vested
          ----------------------------------------------
Participant is a Participant whose Employer Contributions Account is entirely forfeitable at the time of his or her separation from Service. The Plan Administrator shall treat the 0% vested Participant as having received a distribution on the date of the Participant's separation from Service or, if the Participant's Employer Contributions Account will receive an allocation of Employer contributions for the Plan Year in which the Participant separates from Service, on the last day of that Plan Year.

     5.11 FORFEITURE OCCURS.  A Participant's forfeiture, if any, of his or her
          -----------------
Employer Contributions Account occurs under the Plan on the earlier of:

     (a) The last day of the Plan Year in which the Participant first incurs a Forfeiture Break in Service; or

     (b)  The date the Participant receives a cash-out distribution.

     The Plan Administrator shall determine the percentage of a Participant's forfeiture, if any, under this Section solely by reference to the vesting schedule of Section 5.05. A Participant shall not forfeit any portion of his or her Accrued Benefit for any other reason or cause except as provided under
Section 8.06 (unclaimed Account procedure). No forfeiture shall occur solely as a result of a Participant's withdrawal of voluntary Employee contributions.

     5.12 RESTORATION OF FORFEITED ACCRUED BENEFIT.  A partially vested
          ----------------------------------------
Participant who is reemployed by the Employer after receiving a cash-out distribution may repay the Trustee the amount of the cash-out distribution attributable to Employer contributions, unless the Participant no longer has a right to make restoration. If a partially vested Participant makes the repayment, the Plan Administrator shall restore such Participant's Employer Contributions Account to the same dollar amount in such Account on the Valuation Date immediately preceding the date of the cash-out distribution, unadjusted for any gains or losses occurring subsequent to that Valuation Date. Restoration of the Participant's Employer Contributions Account includes restoration of all Code (S) 411(d)(6) protected benefits with respect to that restored Employer Contributions Account in accordance with applicable Treasury regulations. The Plan Administrator shall not restore a reemployed Participant's Employer Contributions Account under this paragraph if:

     (a) five years have elapsed since the Participant's first Reemployment Date following the cash-out distribution; or

     (b) the Participant has incurred a Forfeiture Break in Service. This condition also applies if the Participant makes repayment within the Plan Year in which his or her Forfeiture Break in Service occurs and that Forfeiture Break in Service would result in a complete forfeiture of the amount the Plan Administrator otherwise would restore.

For purposes of applying the restoration provisions of this Section, the Plan Administrator shall treat the 0% vested Participant as repaying his or her "cash-out distribution" on the first date of reemployment with the Employer.

     5.13 TIME AND METHOD OF RESTORATION.  If neither of the two conditions
          ------------------------------
preventing restoration of the Participant's Employer Contributions Account applies under Section 5.12, the Plan Administrator shall restore the Participant's Employer Contributions Account as of the Plan Year Accounting Date coincident with or immediately following the repayment. If a Participant or Beneficiary who has incurred a forfeiture of his or her Accrued Benefit under the provisions of Section 8.06 (unclaimed Account procedure) makes a claim at any time for his or her forfeited Accrued Benefit, the Plan Administrator shall restore the Participant's or Beneficiary's forfeited Accrued Benefit to the same dollar amount as the dollar amount of the Accrued Benefit forfeited, unadjusted for any gains or losses occurring subsequent to the date of the forfeiture. The Plan Administrator shall make the restoration during the Plan Year in which the Participant or Beneficiary makes the claim. To restore the Participant's or Beneficiary's Employer Contributions Account or Accrued Benefit, the Plan Administrator shall allocate to the Participant's Accounts from the following sources:

     (a) first, the amount, if any, of Participant forfeitures arising during the Plan Year;

     (b) second, the amount, if any, of the Trust Fund net income or gain for the Plan Year; and

     (c) third, the Employer contribution for the Plan Year to the extent made under a discretionary formula.

     To the extent the above amounts are insufficient to enable the Plan Administrator to make the required restoration, the Employer shall contribute, without regard to any requirement or condition of Section 3.01, the additional amount necessary to enable the Plan Administrator to make the required restoration. The Plan Administrator shall not take into account the allocation under this Section in applying the Code (S) 415 limitations on allocations under
Article IV.



                          * * * END OF ARTICLE 5 * * *

                                   ARTICLE VI
                                 DISTRIBUTIONS


     6.01 DISTRIBUTIONS NOT EXCEEDING $3,500.  The Plan Administrator shall
          ----------------------------------
direct the Trustee to distribute the Participant's Accrued Benefit in the form of a lump sum, not later than 60 days after the close of the Plan Year in which the Participant's employment terminates for any reason, including death, disability, or attainment of the Normal Retirement Date, if the Participant's Nonforfeitable Accrued Benefit (at the time of the distribution) does not exceed $3,500. If the Participant's Nonforfeitable Accrued Benefit, at the time of any distribution, exceeds $3,500, the Plan Administrator shall treat a distribution as exceeding $3,500 for purposes of all subsequent Plan distributions to the Participant.

     6.02 DISTRIBUTIONS EXCEEDING $3,500.  The Trustee shall distribute the
          ------------------------------
Participant's Accrued Benefit in the form and at the time elected by the Participant, pursuant to Section 6.07. If the Participant or the Beneficiary does not elect in writing to a time or method of payment in accordance with
Section 6.07, the Plan Administrator shall direct the Trustee to commence distribution of a Participant's Nonforfeitable Accrued Benefit (after reduction for any security interest the Plan has against that Nonforfeitable Accrued Benefit by reason of an outstanding Participant loan) in accordance with this Section, not later than 60 days after the close of the Plan Year in which the Participant's employment terminates for any reason, including death, disability, or attainment of the Normal Retirement Date. Notwithstanding the immediately preceding sentence, a Participant (or the Participant's Beneficiary, if the Participant is deceased) shall consent, in writing, within the 90 day period ending on the annuity starting date (see Section 6.07), to any distribution if the Participant's Nonforfeitable Accrued Benefit, at the time of the distribution exceeds $3,500, and the Participant has not attained the later of Normal Retirement Date or age 62. Furthermore, the Participant's spouse also shall consent, in writing, to any distribution for which Section 6.08 requires the spouse's consent. The failure of a Participant to consent to a distribution of any part of his or her Nonforfeitable Accrued Benefit which could be distributed under the Plan before attaining the later of Normal Retirement Date or age 62 shall be deemed to be an election to defer distribution of the Participant's Nonforfeitable Accrued Benefit until the time for distribution specified in the immediately following paragraph.

     Unless the participant elects otherwise, the Plan Administrator shall direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a lump sum (or the annuity form of distribution, if required under Section 6.08) not later than the 60th day after the close of the Plan Year in which occurs the latest of the following events:

     (a) the Participant attains age 65 (or Normal Retirement Date, if earlier);

     (b) the 10th anniversary of the first day of the Plan Year in which the Participant commenced participation in the plan; or,

     (c)  the Participant terminates service with the Employer.

Notwithstanding the preceding provisions of this Section, the Plan Administrator shall direct the Trustee to distribute any amount required to be distributed under Section 6.03 (or under Code (S) 415) prior to the time described in this Section.

       Distributions Upon Death Which Exceed $3,500.  Upon the death of the
       --------------------------------------------
Participant, the Plan Administrator shall direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit remaining in the Trust at the time of the Participant's death to the Participant's Beneficiary in the form and at the time elected by the Beneficiary in accordance with Section 6.07. The Beneficiary's election is subject to any restrictions designated in writing by the Participant and not revoked as of the date of the Participant's death. In the absence of an election by the Beneficiary, the Plan Administrator shall direct the Trustee to distribute the Participant's Accrued Benefit in a lump sum (or the annuity form of distribution, if required under Section 6.08), as soon as administratively practicable following the Participant's death (or the date on which the Plan Administrator receives notification of, or otherwise confirms the Participant's death), but not later than 60 days after the close of the Plan Year in which the Participant's death or notification occurred.

     6.03 DISTRIBUTIONS ON ACCOUNT OF ATTAINING AGE 70 1/2.  The provisions in
          ------------------------------------------------
this Section take precedence over all other provisions in this Article. The Plan Administrator shall direct the Trustee to distribute under this Section not later than the Participant's Required Beginning Date. Notwithstanding the immediately preceding sentence, the Plan Administrator shall direct the Trustee to distribute a Participant's Nonforfeitable Accrued Benefit in accordance with a properly executed transitional election (as provided in the last paragraph of this Section).

     Required Beginning Date.  Required Beginning Date shall mean the April 1
     -----------------------
following the close of the calendar year in which the Participant attains age 70 1/2. However, if the Participant, prior to separating from Service, attained age 70 1/2 before January 1, 1988, and, for the five Plan Year period ending in the calendar year in which the Participant attained age 70 1/2 and for all subsequent years, the Participant did not own more than 5% of the Employer, the Required Beginning Date shall be the April 1 following the close of the calendar year in which the Participant separates from Service or, if earlier, the April 1 following the close of the calendar year in which the Participant owns more than 5% of the Employer. Furthermore, if a Participant who did not own more than 5% of the Employer attained age 70 1/2 during 1988 and did not separate from Service prior to January 1, 1989, the Participant's Required Beginning Date shall be April 1, 1990. A mandatory distribution at the Participant's Required Beginning Date shall be in lump sum (or the annuity form of distribution, if required under Section 6.08) unless the Participant makes a valid election to receive an alternative form of distribution.

     Minimum Distribution Requirements for Participants.  The Trustee shall not
     --------------------------------------------------
distribute the Participant's Nonforfeitable Accrued Benefit under a method of distribution which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements under Code (S) 401(a)(9) and the applicable Treasury regulations. The minimum distribution for a calendar year equals the participant's Nonforfeitable Accrued Benefit as of the Valuation Date preceding the beginning of the calendar year divided by the Participant's life expectancy or, if applicable, the joint and last survivor expectancy of the Participant and his or her designated Beneficiary (as determined under Article VIII, subject to the requirements of the Code (S) 401(a)(9) regulations). The Plan Administrator shall increase the Participant's Accrued Benefit, as determined on the Valuation Date, for contributions or forfeitures allocated after the Valuation Date and by the December 31 of the calendar year in which the Valuation Date falls, and shall decrease the Participant's Accrued Benefit by distributions made after the Valuation Date and by the December 31 of the calendar year in which the Valuation Date falls.

     In computing a minimum distribution, the Plan Administrator shall use the unisex life expectancy multiples under Treas. Reg. (S) 1.72-9. Unless otherwise requested by the Participant, the Plan Administrator shall compute minimum distributions subsequent to the first required minimum distribution without recalculating the applicable life expectancy, reducing by one for each calendar year which has elapsed since the date life expectancy was calculated. Upon the Participant's written request, the Plan Administrator shall compute minimum distributions subsequent to the first required minimum distribution by redetermining the applicable life expectancy of the Participant and a spouse beneficiary. However, the

Plan Administrator may not redetermine the joint life and last survivor expectancy of the Participant and a nonspouse designated Beneficiary in a manner which takes into account any adjustment to a life expectancy other than the Participant's life expectancy.

     If the Participant's spouse is not the Participant's sole designated Beneficiary, a method of distribution to the Participant shall not provide more than incidental benefits to the Beneficiary. For Plan Years beginning after December 31, 1988, the Plan shall satisfy the minimum distribution incidental benefit ("MDIB") requirement in accordance with the Treasury regulations issued under Code (S) 401(a)(9) for distributions made on or after the Participant's Required Beginning Date and before the Participant's death. To satisfy the MDIB requirement, the Plan Administrator shall compute the minimum distribution required by this Section by substituting the applicable MDIB divisor for the applicable life expectancy factor, if the MDIB divisor is a lesser number. Following the Participant's death, the Plan Administrator shall compute the minimum distribution required by this Section solely on the basis of the applicable life expectancy factor and shall disregard the MDIB factor. For Plan Years beginning prior to January 1, 1989, the Plan satisfies the incidental benefits requirement if the distributions to the Participant satisfied the MDIB requirement, or if the present value of the retirement benefits distributable solely to the Participant is greater than 50% of the present value of the total benefits distributable to the Participant and his or her Beneficiaries. The Plan Administrator shall determine whether benefits to the Beneficiary are incidental as of the date the Trustee is to commence payment of the retirement benefits to the Participant, or as of any date the Trustee redetermines the distribution period to the Participant.

     The first minimum distribution is due by the Participant's Required Beginning Date. The minimum distribution for each subsequent distribution calendar year, including the calendar year in which the participant's Required Beginning Date falls, is due by December 31 of that year. If the Participant receives a distribution in the form of a Nontransferable Annuity Contract, the distribution satisfies this Section if the contract complies with the requirements of Code (S) 401(a)(9) and the applicable Treasury regulations.

     Minimum Distribution Requirements for Beneficiaries.  The method of
     ---------------------------------------------------
distribution to the Participant's Beneficiary shall satisfy Code (S) 401(a)(9) and the applicable Treasury regulations. If the Participant's death occurs after his or her Required Beginning Date (or if earlier, the date an irrevocable annuity commences to the Participant), the distribution period to the Beneficiary shall not exceed the distribution period which had commenced for the Participant. If the Participant's death occurs prior to his or her Required Beginning Date (or the commencement of an irrevocable annuity), the method of distribution to the Beneficiary shall provide for distribution to the Beneficiary over a period not exceeding:

     (a)  5 years after the date of the Participant's death; or

     (b) the designated Beneficiary's life expectancy, if the Beneficiary is a designated Beneficiary.

The Plan Administrator shall not direct distribution of the Participant's Nonforfeitable Accrued Benefit over a period described in clause (b) unless the Trustee shall commence distribution to the designated Beneficiary not later than the December 31 following the close of the calendar year in which the Participant's death occurred. If the designated Beneficiary is the Participant's surviving spouse, the Trustee may delay distribution until the December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later. If the surviving spouse dies after the Participant but before distributions commence to the surviving spouse, the provisions of this Section (other than the immediately preceding sentence) shall be applied as if the surviving spouse were the Participant. If the Trustee distributes in accordance with clause (b), the minimum distribution for a calendar year equals the Participant's Nonforfeitable Accrued Benefit as of the latest Valuation Date preceding the beginning of the calendar year divided by the designated Beneficiary's life expectancy. The Plan Administrator shall use the unisex life expectancy multiples under Treas. Reg.
(S) 1.72-9 for purposes of applying this paragraph. Upon the written request of the Participant or of the Participant's surviving spouse, the Plan Administrator shall recalculate the life expectancy of the Participant's surviving spouse not more frequently than annually but shall not recalculate the life expectancy of a nonspouse designated Beneficiary. The Plan Administrator shall apply this paragraph by treating any amount paid to the Participant's child, which becomes distributable to the Participant's surviving spouse upon the child's attaining the age of majority, as paid to the Participant's surviving spouse. Upon the Beneficiary's written request, the Plan Administrator shall direct the Trustee to accelerate distribution of all, or any portion, of the Participant's unpaid Accrued Benefit, as soon as administratively practicable following the request.

     Transitional Elections.  If the Participant (or Beneficiary) signed a
     ----------------------
written distribution designation prior to January 1, 1984, the Plan Administrator shall distribute the Participant's Nonforfeitable Accrued Benefit in accordance with that designation, subject however, to the requirements, if applicable, of Section 6.08. The Plan Administrator shall not comply with a pre-1984 distribution designation if any of the following applies: (a) the method of distribution would have disqualified the Plan under Code (S) 401(a)(9) as in effect on December 31, 1983; (b) the Participant did not have an Accrued Benefit as of December 31, 1983; (c) the distribution designation does not specify the timing and form of the distribution and the death Beneficiaries (in order of priority); (d) the substitution of a Beneficiary modifies the distribution period; or (e) the Participant (or Beneficiary) modifies or revokes the distribution designation. In the event of a revocation, the Plan shall distribute, not later than December 31 of the calendar year following the year of revocation, the amount which the Participant would have received under this
Section if the election had not been in effect or, if the Beneficiary revokes the election, the amount which the Beneficiary would have received under this
Section if the election had not been in effect. The Plan Administrator shall apply this Section to rollovers and transfers in accordance with the Code (S) 401(a)(9) regulations.

     6.04 DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS.  Nothing contained in
          ---------------------------------------------
this Plan shall prevent the Trustee, in accordance with the direction of the Plan Administrator, from complying with the provisions of a qualified domestic relations order (as defined in Code (S) 414(p)). The Employer shall specify in the Adoption Agreement whether the Plan permits distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Participant has attained the earliest retirement age (as defined under Code (S) 414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of the earliest retirement age is available only if (a) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (b) if the present value of the alternate payee's benefits under the Plan exceeds $3,500 and the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of the earliest retirement age. Nothing in this Section shall be construed to permit a Participant to receive a distribution at a time otherwise not permitted under the Plan, nor does it permit the alternate payee to receive a form of distribution not permitted under the Plan.

     The Plan Administrator shall establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan Administrator promptly shall notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator shall determine the qualified status of the order and shall notify the Participant and each alternate payee, in writing, of its determination. The Plan Administrator shall provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

     If any portion of the participant's Nonforfeitable Accrued Benefit is distributable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, the Plan Administrator shall make a separate accounting of the amounts distributable. If the Plan Administrator determines the order is a qualified domestic relations order within 18 months following receipt of the order, the Plan Administrator shall direct the Trustee to distribute the distributable amounts in accordance with the order. If the Plan Administrator does not make its determination of the qualified status of the order within the 18 months following receipt of the order, the Plan Administrator shall direct the Trustee to distribute the distributable amounts in the manner the Plan would distribute if the order did not exist and shall apply the order prospectively if the Plan Administrator later determines the order is a qualified domestic relations order.

     If not prohibited by the provisions of the qualified domestic relations order, the Plan Administrator may direct the Trustee to invest any partitioned amount in a segregated Account and to invest the account in federally insured, interest-bearing savings accounts or time deposits (or a combination of both), or in other fixed income investments. The Trustee shall make any distributions required under this Section by separate benefit checks or other separate distribution to the alternate payees.

     6.05 IN-SERVICE DISTRIBUTIONS.  The Employer shall specify in the Adoption
          ------------------------
Agreement the extent to which a Participant may receive a distribution prior to termination of employment with the Employer. A Participant shall make an election under this Section on a form prescribed by the Plan Administrator at any time during the Plan Year for which the election is to be effective. In the written election, the Participant shall specify the dollar amount desired to be distributed. The Trustee shall distribute to a Participant in accordance with such an election under this Section within the 90 day period (or as soon as administratively practicable) after the Participant files the written election with the Trustee.

       Hardship.  Prior to the Participant's termination of employment, the
       --------
Participant may request a distribution from his or her Nonforfeitable Accrued Benefit in an amount necessary to satisfy a hardship if the Plan is a profit sharing plan. If the Plan is a profit sharing plan with a Cash or Deferred Arrangement, a Participant may only withdraw his or her Elective Deferrals and earnings accrued prior to December 31, 1988 on Elective Deferrals if (1) the distribution is made on account of an immediate and heavy financial need of the Participant and (2) the distribution is necessary to satisfy the financial need.

     A distribution shall be considered necessary to satisfy the immediate and heavy financial need of the Participant only if the distribution is made on account of any of the following:

     (a)  medical expenses;

     (b) the purchase (excluding mortgage payments) of the Participant's principal residence;

     (c) post-secondary education tuition and related expenses for the next 12 months of the Participant or of the Participant's spouse, children, or dependents;

     (d) to prevent the eviction of the Participant from his or her principal residence or the foreclosure on the mortgage of the Participant's principal residence;

     (e)  funeral expenses of the Participant's family member;

     (f)  the Participant's disability; or

     (g) other event the Commissioner of the Internal Revenue Service determines is a hardship.

     The distribution shall be considered necessary to satisfy the financial need if the Participant first satisfies the need from other resources that are reasonably available to the Participant. A distribution shall be considered necessary to satisfy the need if the Employer reasonably relies upon the Participant's representation that he cannot satisfy the financial need (a) with reimbursement or compensation from insurance which covers the event giving rise to the hardship, (b) with assets which the Participant could liquidate, (c) by ceasing all contributions to the Plan, (d) with distributions or nontaxable loans from any other plan in which he or she participates, and (e) by borrowing from commercial sources on reasonable commercial terms. The amount of hardship distribution permitted under this section may include amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. A need cannot reasonably be relieved by one of the actions listed is the fourth paragraph of this Section if the effect would be to increase the amount of the need within the meaning of the final Code (S) 401(k) Treasury regulations.

     If the Employer elects the safe harbor hardship provisions in the Adoption Agreement, any hardship distribution from the Plan shall be deemed to meet the requirement that the distribution be necessary to satisfy the financial need, and the following requirements shall apply:

     (a) the distribution shall not exceed the amount of the immediate and heavy financial need of the Participant;

     (b) the Participant shall obtain all distributions (other than the hardship distribution) and all nontaxable loans available under all qualified plans of the Employer before receiving a hardship distribution;

     (c) the Participant's Elective Deferrals and any Employee contributions to all plans of the Employer shall be suspended for 12 months after the Participant receives the hardship distribution; and

     (d) the Participant's Elective Deferrals for the calendar year immediately following the calendar year of the hardship distribution shall equal the $7,000 Limitation less the amount of the Participant's Elective Deferrals for the calendar year in which the Participant received the hardship distribution.

     The Plan Administrator shall direct the Trustee to make the hardship distribution as soon as administratively practicable after the Participant makes a valid request for the hardship distribution. If the Plan Administrator denies the request for a hardship distribution, such denial shall be subject to the provisions of Section 8.11.

     6.06 DISTRIBUTION OF VOLUNTARY EMPLOYEE CONTRIBUTIONS.  Upon written
          ------------------------------------------------
request from the Participant, the Trustee shall distribute all or part of the value of the Participant's Accrued Benefit derived from voluntary Employee contributions (deductible or nondeductible) described in Article III. A distribution of voluntary Employee contributions (deductible or nondeductible) shall comply with the annuity distribution requirements described in this
Article if those requirements are applicable to the Plan. A Participant may not exercise the right to a distribution of voluntary Employee contributions more than once during any Plan Year.

     6.07 DISTRIBUTION METHODS, CONSENTS, AND ELECTION.  Subject to the annuity
          --------------------------------------------
distribution requirements, if any, prescribed by Section 6.08 and any restrictions prescribed by Section 6.03, a

Participant or Beneficiary may elect distribution in accordance with the methods elected by the Employer in its Adoption Agreement commencing within a reasonable period of time on or after 60 days following the end of the Plan Year in which the Participant terminated employment with the Employer. The distribution options permitted under this Section are available only if the present value of the Participant Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, exceeds $3,500.

     To facilitate distributions under this Article VI, the Plan Administrator may direct the Trustee to segregate all or any part of the Participant's Accrued Benefit in a segregated investment Account. The Trustee shall invest the Participant's segregated investment Account in Federally insured interest bearing savings accounts or time deposits (or a combination of both), or in other fixed income investments. The Participant or Beneficiary, at any time, may elect to accelerate the distribution of all, or any portion, of the Participant's unpaid Nonforfeitable Accrued Benefit, subject to the requirements of Section 6.08.

     Not earlier than 90 and not later than 30 days before the Participant's annuity starting date, the Plan Administrator shall provide a benefit notice to a Participant who is eligible to make an election or required to consent under this Article. For purposes of this Article, the term "annuity starting date" means the first day of the first period for which the Plan pays an amount as an annuity or in any other form. The benefit notice shall explain the optional methods of distribution from the Plan, including the material features and relative values of those methods, and the Participant's right to defer distribution until he attains age 70 1/2. If a distribution is one to which Code (S)(S) 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under Treas. Reg. (S) 1.411(a)-11(c) is given, provided that:

     (a) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

     (b) the Participant, after receiving the notice, affirmatively elects a distribution.

     If a Participant or Beneficiary makes an election under this Section, the Plan Administrator shall direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in accordance with that election. The Participant or Beneficiary shall make an election under this Section by filing his election form with the Plan Administrator at any time before the Trustee otherwise would distribute a Participant's Accrued Benefit in accordance with the requirements of this Article.

     6.08 ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING SPOUSES.  The
          -----------------------------------------------------------
annuity distribution provisions of Sections 6.09, 6.10, 6.11, 6.12, and 6.13 shall apply to all Participants other than Participants in a profit sharing plan (or a profit sharing plan with a Cash or Deferred Arrangement) to which the exception in the immediately following paragraph applies, Participants whose Nonforfeitable Accrued Benefit does not exceed $3,500, and Participants who have not been credited with at least one Hour of Service after August 23, 1984. A Participant's Nonforfeitable Accrued Benefit which does not exceed $3,500 shall be distributed in accordance with Section 6.01. For purposes of applying the annuity distribution provisions of this Article, the Plan Administrator shall treat a former spouse as the Participant's spouse or surviving spouse to the extent provided under a qualified domestic relations order described in Section
6.04. The annuity distribution provisions shall apply separately to the portion of the Participant's Nonforfeitable Accrued Benefit subject to the qualified domestic relations order and to the portion of the Participant's Nonforfeitable Accrued Benefit not subject to that order.

     Profit Sharing Plan Exception.  If the Plan is a profit sharing plan (or a
     -----------------------------
profit sharing plan with a Cash or Deferred Arrangement), and the Employer elects in the Adoption Agreement not to have the annuity distribution provisions apply, Sections 6.09, 6.10, 6.11, 6.12, and 6.13 shall not apply to any Participant in the Plan except to:

     (a) a Participant with respect to whom the Plan is a direct or indirect transferee from a plan subject to the Code (S) 417 requirements, and the Plan received the transfer after December 31, 1984, unless the transfer is an elective transfer;

     (b)  a Participant who elects a life annuity distribution; and

     (c) a Participant whose benefits under a defined benefit plan maintained by the Employer are offset by benefits provided under this Plan.

     Waiver.  If the Participant has elected to waive the qualified joint and
     ------
survivor annuity or the preretirement survivor annuity in accordance with
Section 6.12 or Section 6.13, the Plan Administrator shall direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in accordance with
Section 6.02.

     6.09 JOINT AND SURVIVOR ANNUITY.  The Plan Administrator shall direct the
          --------------------------
Trustee to distribute a married or unmarried Participant's Nonforfeitable Accrued Benefit in the form of a qualified joint and survivor annuity, unless the Participant makes a valid waiver election (as described in Section 6.12) within the 90 day period ending on the annuity starting date. If, as of the annuity starting date, the Participant is married, a qualified joint and survivor annuity shall mean an immediate annuity which is purchasable with the Participant's Nonforfeitable Accrued Benefit and which provides a life annuity for the Participant and a survivor annuity payable for the remaining life of the Participant's surviving spouse equal to 50% of the amount of the annuity payable during the life of the Participant. If, as of the annuity starting date, the Participant is not married, a qualified joint and survivor annuity shall mean an immediate life annuity for the Participant which is purchasable with the Participant's Nonforfeitable Accrued Benefit.

     6.10 PRERETIREMENT SURVIVOR ANNUITY.  If a married Participant dies prior
          ------------------------------
to the annuity starting date, the Plan Administrator shall direct the Trustee to distribute a portion of the Participant's Nonforfeitable Accrued Benefit to the Participant's surviving spouse in the form of a preretirement survivor annuity, unless the Participant has a valid waiver election (as described in Section 6.13) in effect, or unless the Participant and the spouse were not married throughout the one year period ending on the date of the Participant's death. A preretirement survivor annuity shall mean an annuity which is purchasable with 50% of the Participant's Nonforfeitable Accrued Benefit (determined as of the date of the Participant's death) and which is payable for the life of the Participant's surviving spouse. The value of the preretirement survivor annuity shall be attributable to Employer contributions and to Employee contributions in the same proportion as the Participant's Nonforfeitable Accrued Benefit shall be attributable to those contributions. The portion of the Participant's Nonforfeitable Accrued Benefit not payable under this paragraph shall be payable to the Participant's Beneficiary in accordance with the other provisions of this
Article VI. If the present value of the preretirement survivor annuity does not exceed $3,500, the Plan Administrator, on or before the annuity starting date, shall direct the Trustee to make a lump sum distribution to the Participant's surviving spouse, in lieu of a preretirement survivor annuity, in accordance with Section 6.01.

     6.11 SURVIVING SPOUSE ELECTIONS.  If the present value of the preretirement
          --------------------------
survivor annuity exceeds $3,500, the Participant's surviving spouse shall be entitled to elect to have the Trustee commence distribution of the preretirement survivor annuity at any time following the date of the Participant's death, but not later than the mandatory distribution periods. The surviving spouse shall be entitled to elect any distribution method allowed under Section 6.07 of the Employer's Adoption Agreement in lieu of the preretirement survivor annuity. In the absence of an election by the surviving spouse, the Plan Administrator shall direct the Trustee to distribute the preretirement survivor annuity 60 days following the close of the Plan Year in accordance with Section 6.02.

     6.12 WAIVER ELECTION - QUALIFIED JOINT AND SURVIVOR ANNUITY.  Not earlier
          ------------------------------------------------------
than 90 and not later than 30 days before the Participant's annuity starting date, the Plan Administrator shall provide the Participant a written explanation of the terms and conditions of the qualified joint and survivor annuity; the Participant's right to make, and the effect of, an election to waive the joint and survivor form of benefit; the rights of the Participant's spouse regarding the waiver election; and the Participant's right to make, and the effect of, a revocation of a waiver election. A Participant shall be entitled to revoke a waiver of the qualified joint and survivor annuity or to make a new waiver an unlimited number of times during the election period.

     A married participant's waiver election is not valid unless:

     (a) the Participant's spouse (to whom the survivor annuity is payable under the qualified joint and survivor annuity) has consented in writing to the waiver election, the spouse's consent acknowledges the effect of the election, and a notary public or the Plan Administrator (or the Plan Administrator's representative) witnesses the spouse's consent;

     (b) the spouse consents to the alternate form of distribution designated by the Participant or to any change in that designated form of distribution; and

     (c) unless the spouse is the Participant's sole primary Beneficiary, the spouse consents to the Participant's Beneficiary designation or to any change in the Participant's Beneficiary designation.

The spouse's consent to a waiver of the qualified joint and survivor annuity is irrevocable, unless the Participant revokes the waiver election. The spouse may execute a blanket consent to any form of distribution designation or to any Beneficiary designation made by the Participant, if the spouse acknowledges the right to limit that consent to a specific designation but, in writing, waives that right. The consent requirements of this Section shall apply to a former spouse of the Participant, to the extent required under a qualified domestic relations order described in Section 6.04.

     The Plan Administrator shall accept as valid a waiver election which does not satisfy the spousal consent requirements if the Plan Administrator establishes the Participant does not have a spouse, the Plan Administrator is not able to locate the Participant's spouse, the Participant is legally separated or has been abandoned (within the meaning of State law) and the Participant has a court order to that effect, or other circumstances exist under which the Secretary of the Treasury shall excuse the consent requirement. If the Participant's spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is the Participant) may give consent on behalf of the spouse.

     6.13 WAIVER ELECTION - PRERETIREMENT SURVIVOR ANNUITY.  The Plan
          ------------------------------------------------
Administrator shall provide a written explanation of the preretirement survivor annuity to each married Participant, within the period of the following periods which ends last:

     (a) the period beginning on the first day of the Plan Year in which the Participant attains age 32 and ending on the last day of the Plan Year in which the Participant attains age 34;

     (b)  a reasonable period after an Employee becomes a Participant;

     (c) a reasonable period after the annuity distribution provisions become applicable to the Participant; or

     (d) a reasonable period after a fully subsidized preretirement survivor annuity no longer satisfies the requirements for a fully subsidized benefit. The Plan fully subsidizes the costs of a benefit if no increase in cost or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.

A reasonable period is the period beginning one year before and ending one year after the applicable event. If the Participant separates from Service before attaining age 35, the Plan Administrator shall provide the written explanation within the period beginning one year before and ending one year after the separation from Service. The written explanation shall describe, in a manner consistent with Treasury regulations, the terms and conditions of the preretirement survivor annuity comparable to the explanation of the qualified joint and survivor annuity required under Section 6.12. The Participant shall be entitled to revoke a waiver of the preretirement survivor annuity or to make a new waiver an unlimited number of times during the election period.

     A Participant's waiver election of the preretirement survivor annuity is not valid unless:

     (a) the Participant makes the waiver election not earlier than the first day of the Plan Year in which he or she attains age 35; and

     (b) the Participant's spouse (to whom the preretirement survivor annuity is payable) satisfies the consent requirements described in Section 6.12, except the spouse need not consent to the form of benefit payable to the designated Beneficiary.

The spouse's consent to the waiver of the preretirement survivor annuity is irrevocable, unless the Participant revokes the waiver election. If the Participant separates from Service prior to the first day of the Plan Year in which he or she attains age 35, the Plan Administrator shall accept a waiver election with respect to the Participant's Accrued Benefit attributable to Service prior to the separation from Service. Furthermore, if a Participant who has not separated from Service makes a valid waiver election, except that it does not meet the timing requirement of clause (a) of this paragraph, the Plan Administrator shall accept that election as valid, but only until the first day of the Plan Year in which the Participant attains age 35.

     6.14 DIRECT ROLLOVER/TRANSFER PROVISIONS.  This Section applies to
          -----------------------------------
distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. The following definitions shall apply for purposes of this Section:

     (a) ELIGIBLE ROLLOVER DISTRIBUTION: An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

          (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, for a specified period of ten years or more;

          (2) any distribution to the extent the distribution is required under Code (S) 401(a)(9); and

          (3) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

     (b) ELIGIBLE RETIREMENT PLAN: An Eligible Retirement Plan is an individual retirement account described in Code (S) 408(a); an individual retirement annuity described in Code (S) 408(b); an annuity plan described in Code (S) 403(a); or a qualified trust described in Code (S) 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     (c) DISTRIBUTEE: A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code (S) 414(p), are Distributees with regard to the interest of the spouse or former spouse.

     (d) DIRECT ROLLOVER: A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.



                          * * * END OF ARTICLE 6 * * *

                                  ARTICLE VII
                                   PLAN LOANS


     7.01 AVAILABILITY OF PARTICIPANT LOANS.  If the Employer elects in its
          ---------------------------------
Adoption Agreement to apply the provisions of this Article, Participant loans shall be permitted under the Plan in accordance with the provisions of this Article.

     7.02 REQUIREMENTS.  To comply with the plan loan provisions of Code (S)
          ------------
4975(d)(1), the Employer's Participant loan program shall meet the following requirements:

     (a) Loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis.

     (b) Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees.

     (c) Loans shall be adequately secured and bear a reasonable rate of interest.

     (d) No Loan shall exceed the present value of the Participant's vested Accrued Benefit.

     (e) A Participant shall obtain the consent of his or her spouse, if any, to use the Participant's Accrued Benefit as security for the loan, unless the annuity distribution requirements of Article VI do not apply to the Participant's Accrued Benefit. Spousal consent shall be obtained not earlier than the beginning of the 90 day period that ends on the date on which the loan is to be secured. The consent shall be in writing, shall acknowledge the effect of the loan, and shall be witnessed by a plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the account balance is used for renegotiation, extension, renewal, or other revision of the loan.

          If a valid spousal consent has been obtained in accordance with the procedures of Article VI, then, notwithstanding any other provision of this Plan, the portion of the Participant's Nonforfeitable Accrued Benefit used as a security interest held by the Plan by reason of the loan outstanding to the Participant shall be reduced by the outstanding loan amount for purposes of determining the amount of the Nonforfeitable Accrued Benefit distributable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's Nonforfeitable Accrued Benefit (determined without regard to the preceding sentence) is distributable to the surviving spouse, then the Participant's Nonforfeitable Accrued Benefit shall be adjusted first by reducing the Nonforfeitable Accrued Benefit by the amount of the security used as repayment of the loan, and then by determining the benefit payable to the surviving spouse.

     (f) In the event of default, foreclosure on the note and attachment of security shall not occur until a distributable event occurs under the Plan.

     (g)  No loans shall be made to any Shareholder-Employee or Owner-Employee.

     7.03 LOAN APPLICATION.  Any Participant may apply for a loan from the Plan.
          ----------------
If the Participant is deceased, the Beneficiary may apply for a loan in the same manner as a Participant. A Participant shall apply for each loan in writing with an application which specifies the amount of the loan desired, the requested duration of the loan, and the source of security for the loan. The Plan Administrator shall not approve any loan if a Participant is not creditworthy. In order to be creditworthy, the Participant must have established in the community, a reputation which would entitle the Participant to a similar loan from a commercial or business lender. In applying for the loan from the Plan, each Participant shall give full authority to the Plan Administrator to investigate his or her credit-worthiness.

     7.04 LIMITATION ON LOAN AMOUNT.  The Plan Administrator shall not approve
          -------------------------
any loan to a Participant in an amount which exceeds the greater of $10,000 or 50% of the Participant's Nonforfeitable Accrued Benefit, as reflected by the books and records of the Plan. Effective for Plan Years beginning after December 31, 1986, the maximum aggregate dollar amount of loans outstanding to any Participant shall not exceed $50,000, reduced by the excess of the Participant's highest outstanding loan balance during the 12 month period ending on the date of the loan over the Participant's current outstanding loan balance on the date of the loan.

     7.05 EVIDENCE OF LOAN.  The Plan Administrator shall document every loan in
          ----------------
the form of a promissory note signed by the Participant for the face amount of the loan, together with interest not to exceed two percentage points above the prime interest rate of the Employer's bank in effect on the date the Plan Administrator approves the Participant's loan, payable at least quarterly under a level amortization schedule.

     The Plan Administrator shall fix the term of, or repayment of, any loan; however, in no instance shall the term of repayment be greater than five years, unless the loan qualifies as a home loan. The Plan Administrator may fix the term for repayment of a home loan. A "home loan" shall mean a loan used to acquire a dwelling unit which, within a reasonable time, the Participant uses as the Participant's principal residence.

     7.06 SECURITY FOR LOAN.  A Participant shall secure each loan with an
          -----------------
irrevocable pledge and assignment of the nonforfeitable amount of the borrowing Participant's Accrued Benefit under the Plan or other security the Plan Administrator accepts and finds to be adequate, or both the Participant's Accrued Benefit and other security. The Plan Administrator may request the borrowing Participant to secure each loan with other assets acceptable to the Plan Administrator. If the Participant secures the loan wholly or partly with his or her Accrued Benefit, the pledge and assignment of such Accrued Benefit shall be in the form provided by the Plan Administrator.

     7.07 LOAN TREATED AS DIRECTED INVESTMENT.  The Plan Administrator shall
          -----------------------------------
treat a loan made to a Participant in accordance with this Article VII as a Participant direction of investment of the borrowing Participant's Account. The loan shall remain a part of the Trust, but, to the extent of the loan outstanding at any time, the borrowing Participant's Account alone shall share in any interest paid on the loan, and it alone shall bear any expense or loss it incurs in connection with the loan. The Trustee may retain any principal or interest paid on the borrowing Participant's loan in an interest bearing segregated investment Account on behalf of the borrowing Participant until the Trustee deems it appropriate to add the amount paid to the Participant's Accounts under the Plan.

     7.08 LOAN POLICY.  The Plan Administrator may adopt additional guidelines
          -----------
for administering its Participant loan program in the form of a loan policy.

                          * * * END OF ARTICLE 7 * * *

                                  ARTICLE VIII
                           ADMINISTRATIVE PROVISIONS

     8.01 PLAN ADMINISTRATOR.  If the Employer does not appoint a Plan
          ------------------
Administrator, the Employer shall be the Plan Administrator. The Employer may appoint one or more persons as Plan Administrator to administer the Plan. The persons appointed as Plan Administrator shall serve without compensation for services as such, but the Employer shall pay or reimburse all expenses properly and actually incurred in the performance of Plan duties of the Plan Administrator and any fiduciary, including the expense for any bond required under ERISA.

     8.02 TERM.  Each person appointed as Plan Administrator shall serve until
          ----
the appointment of a successor.

     8.03 PLAN ADMINISTRATOR'S POWERS AND DUTIES.  Not in limitation, but in
          --------------------------------------
amplification of the powers and duties specified herein, the Plan Administrator shall have the power to:

     (a) determine the eligibility of an Employee to participate in the Plan, the value of a Participant's Accrued Benefit and the Nonforfeitable percentage of each Participant's Accrued Benefit;

     (b) adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan to the extent that the rules are not inconsistent with the terms of this Agreement;

     (c)  enforce the terms of the Plan and the rules and regulations it adopts;

     (d) direct the Trustee in the allocations to the Accounts and distributions from the Trust;

     (e) review and render decisions with respect to a claim for (or denial of a claim for) a benefit under the Plan;

     (f)  interpret and construe the terms of the Plan;

     (g) determine all questions arising in the administration of the Plan, including, but not limited to, questions regarding the entitlement of Participants and Beneficiaries to benefits provided under the Plan;

     (h) make all determinations of fact necessary to the exercise of all other powers and duties specified herein;

     (i) furnish the Employer with information which the Employer may require for tax or other purposes;

     (j) engage the services of agents to assist it with the performance of its duties;

     (k) engage the services of an Investment Manager or Managers (as defined in ERISA (S) 3(38)), each of whom shall have full power and authority to manage, acquire, or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control;

     (l) establish a nondiscriminatory policy which shall be observed in making loans, if any, to Participants;

     (m) establish and maintain a funding standard account, if required, and to make credits and charges to the account to the extent required by and in accordance with the provisions of the Code; and

     (n) have full responsibility for compliance with the reporting and disclosure rules under ERISA for this Plan.

The Plan Administrator shall exercise all of its powers and duties under the Plan in its good faith discretion and in a uniform and nondiscriminatory manner.

     8.04 FUNDING POLICY.  The Plan Administrator shall review, not less often
          --------------
than annually, all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Plan Administrator shall communicate periodically, as it deems appropriate, to the Trustee and to any Plan Investment Manager, the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

     8.05 MANNER OF ACTION.  The decision of a majority of the persons appointed
          ----------------
and qualified as Plan Administrator controls. Action by the Plan Administrator may be taken at a meeting or in writing without a meeting. The Plan Administrator may authorize any one of the persons appointed as Plan Administrator to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters, or other documents. The Plan Administrator shall evidence this authority by an instrument signed by all members and filed with the Trustee. No person appointed as Plan Administrator may decide or determine any matter concerning the distribution, nature, or method of settlement of his or her own benefits under the Plan - except in exercising an election available in his or her capacity as a Participant - unless the Participant is acting alone in the capacity of Plan Administrator.

     8.06 UNCLAIMED ACCOUNT PROCEDURE.  The Plan does not require either the
          ---------------------------
Trustee or the Plan Administrator to search for, or ascertain the whereabouts of, any Participant or Beneficiary. At the time the Participant's or Beneficiary's benefit becomes distributable under Article VI, the Plan Administrator, by certified or registered mail addressed to the Participant's or Beneficiary's last known address of record with the Plan Administrator or the Employer, shall notify any Participant, or Beneficiary, that the Participant or Beneficiary is entitled to a distribution under this Plan. The notice shall quote the provisions of this Section and otherwise shall comply with the notice requirements of Article VI. If the Participant, or Beneficiary, fails to claim his or her distributive share or make his or her whereabouts known in writing to the Plan Administrator within six months after the date of mailing of the notice, the Plan Administrator shall treat the Participant's or Beneficiary's unclaimed payable Accrued Benefit as forfeited and shall reallocate the unclaimed payable Accrued Benefit in accordance with Section 4.02.

     If a Participant or Beneficiary whose account was forfeited under this Section makes a claim at any time for his or her forfeited Accrued Benefit, the Plan Administrator shall direct the Trustee to distribute the Participant's or Beneficiary's restored Accrued Benefit not later than 60 days after the close of the Plan Year in which the Plan Administrator restores the forfeited Accrued Benefit in accordance with Section 5.13.

     At the time the Plan terminates, the Plan Administrator shall restore any Participant's Nonforfeitable Accrued Benefit forfeited in accordance with this Section (if the Nonforfeitable Accrued

Benefit at the time of forfeiture exceeded $3,500) in accordance with Section
5.13. However, the Plan Administrator shall not restore the Accrued Benefit of any Participant if the Accrued Benefit would have been lost under the state escheat law at the time of the Plan termination. Any Accrued Benefit restored under this paragraph shall be protected by establishing an IRA for the lost Participant, by purchasing an annuity for the lost Participant, or by transferring the account to an ongoing plan of the Employer.

     8.07 BENEFICIARY DESIGNATION.  Any Participant may designate, in writing,
          -----------------------
any person or persons, contingently or successively, to whom the Trustee shall pay the Participant's Accrued Benefit (including any life insurance proceeds payable to the Participant's Account) in the event of the Participant's death, and the Participant may designate the form and method of payment. The Plan Administrator shall prescribe the form for the written designation of Beneficiary, and upon the Participant's filing the form with the Plan Administrator, the form effectively revokes all designations filed prior to that date by the same Participant.

     Coordination with Survivor Requirements.  If the joint and survivor
     ---------------------------------------
requirements of Article VI apply to the Participant, this Section shall not be construed to impose any special spousal consent requirements on the Participant's Beneficiary designation. However, in the absence of spousal consent (as required by Article VI) to the Participant's Beneficiary designation
(a) any waiver of the joint and survivor annuity or of the preretirement survivor annuity is not valid; and (b) if the Participant dies prior to the annuity starting date, the Participant's Beneficiary designation shall apply only to the portion of the death benefit which is not payable as a preretirement survivor annuity. Regarding clause (b), if the Participant's surviving spouse is a primary Beneficiary under the Participant's Beneficiary designation, the Trustee shall satisfy the spouse's interest in the Participant's death benefit first from the portion which is payable as a preretirement survivor annuity.

     Profit Sharing Plan Exception.  If, pursuant to Section 6.08, the joint and
     -----------------------------
survivor requirements do not apply to a married Participant, that Participant's Beneficiary designation is not valid unless the Participant's spouse consents (in accordance with the following paragraph) to the Beneficiary designation. The spousal consent requirement in this paragraph does not apply if the Participant and his or her spouse are not married throughout the one year period ending on the date of the Participant's death, or if the Participant's spouse is the Participant's sole primary Beneficiary.

     Any designation by a married Participant of a person other than the Participant's spouse shall be effective only with the consent of the spouse and only if the consent is in writing, acknowledges the effect of the consent, is witnessed by a Plan representative or a notary public, and meets one of the following three requirements:

     (a) the consent shall designate a specific Beneficiary or a specific form of benefit that cannot be changed without the additional consent of the spouse in a form meeting the requirements of this Section;

     (b) the consent shall specifically provide that the Participant may change the designation of a Beneficiary or a form of benefit without any further consent by the spouse, and the spouse shall acknowledge in the consent that he or she is giving up the right to limit his or her consent to a specific Beneficiary or a specific form of benefit; or

     (c) the consent shall meet the requirements of clause (b) of this sentence, except that the Participant's right to change a Beneficiary or a form of benefit without any further consent by the Spouse may be limited to a change among certain beneficiaries or certain forms of benefits.

A spouse's consent shall not be required if it is established to the satisfaction of the Plan Administrator that the required consent cannot be obtained because there is no spouse, because the spouse cannot be located, or because of other circumstances that may be prescribed in Treasury regulations. An election made by the Participant and consented to by the Participant's spouse may be revoked by the Participant in writing without the consent of the spouse. Any new election shall comply with the requirements of this Section. A consent by a former spouse shall not be applicable to a new spouse.

     8.08 NO BENEFICIARY DESIGNATION.  If a Participant fails to name a
          --------------------------
Beneficiary or if the Beneficiary named by a Participant predeceases the Participant or dies before complete distribution of the Participant's Accrued Benefit as prescribed by the Participant's Beneficiary form, then the Trustee shall pay the Participant's Accrued Benefit in accordance with Article VI in the following order of priority (unless modified by the Adoption Agreement) to:

     (a) the Participant's surviving spouse;

     (b) the Participant's surviving issue, per stirpes;
                                            --- -------

     (c) the Participant's surviving parents, in equal shares; or

     (d) the estate of the Participant.

The Plan Administrator shall direct the Trustee as to the method and to whom the Trustee shall make payment under this Section.

     8.09 INFORMATION TO PLAN ADMINISTRATOR.  Each Participant and each
          ---------------------------------
Beneficiary of a deceased Participant shall furnish to the Plan Administrator such evidence, data, or information as the Plan Administrator considers necessary or desirable for the purpose of administering the Plan. The Employer shall supply current information to the Plan Administrator regarding the name, date of birth, date of employment, annual compensation, leaves of absence, Years of Service, and date of termination of employment of each Employee who is or who may be eligible to become a Participant under the Plan, together with any other information which the Plan Administrator considers necessary. Each Participant and each Beneficiary of a deceased Participant shall file with the Plan Administrator in writing, his or her address and any change of address. Any communication, statement, or notice addressed to a Participant, or Beneficiary, at his or her last address filed with the Plan Administrator, or as shown on the records of the Employer, shall bind the Participant, or Beneficiary, for all purposes of this Plan.

     8.10 INFORMATION TO PARTICIPANTS AND BENEFICIARIES.  Any Participant in the
          ---------------------------------------------
Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan and Trust, and any contract or other instrument under which the Plan was established or is operated. The Plan Administrator shall maintain all of the items listed in this Section in the Plan Administrator's office, or in such other place or places as the Plan Administrator may designate from time to time, for examination during reasonable business hours. A Beneficiary's right to (and the Plan Administrator's or the Trustee's duty to provide to the Beneficiary) information or data concerning the Plan shall not arise until the Beneficiary first becomes entitled to receive a benefit under the Plan. Upon the written request of a Participant or Beneficiary the Plan Administrator shall furnish a copy of any item listed in this Section. The Plan Administrator may make a reasonable charge to the requesting person for the copy so furnished. As soon as practicable after the Accounting Date of each Plan Year, but within the time prescribed by ERISA and the regulations under ERISA, the Plan Administrator shall deliver to each Participant (and to each Beneficiary of a deceased Participant) a statement of his or her Accrued Benefit in the Trust as of that date and such other information that ERISA requires to be furnished to the

Participant or Beneficiary. No Participant, other than a Participant acting as Plan Administrator, has the right to inspect the records reflecting the Account of any other Participant. The Plan Administrator, within the time prescribed by ERISA and the applicable regulations, shall furnish to all Participants and Beneficiaries a summary description of any material amendment to the Plan, a notice of discontinuance of the Plan, and all other information required by ERISA to be furnished without charge.

     8.11 APPEAL PROCEDURE FOR DENIAL OF BENEFITS.  The Plan Administrator shall
          ---------------------------------------
provide adequate notice in writing to any Participant or to any Beneficiary whose claim for benefits under the Plan has been denied. The plan Administrator's notice shall set forth:

     (a)  the specific reason for the denial;

     (b) specific references to pertinent Plan provisions on which the denial is based;

     (c) a description of any additional material and information needed for the Participant or Beneficiary to perfect the claim and an explanation of why the material or information is needed;

     (d) a statement that any appeal the Participant or Beneficiary wishes to make of the adverse determination shall be made in writing and be received by the Plan Administrator within 75 days after the appealing Participant or Beneficiary received the denial of benefits notice that failure to appeal the action in writing within the 75 day period shall render the adverse determination final, binding, and conclusive; and

     (e) the name and address where the Participant or Beneficiary may send an appeal.

     A Participant or Beneficiary appealing a denial of benefits (or the authorized representative of the Participant or Beneficiary) shall be entitled to submit in writing any issues and comments relating to the denial. The Participant or Beneficiary or the duly authorized representative shall be entitled to review pertinent Plan documents. The Plan Administrator shall reexamine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Plan Administrator shall advise the Participant (or Beneficiary) of its decision within 60 days after the written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the 60 day limit unfeasible, but in no event may the Plan Administrator render a decision on a denial for a claim for benefits later than 120 days after its receipt of a request for review.

     8.12 LIABILITY AND INDEMNIFICATION.  The Employer shall assume no
          -----------------------------
obligation or responsibility to any of its Employees, Participants, or Beneficiaries for any act of, or failure to act, on the part of the Trustee or the Plan Administrator (unless the Employer is the Plan Administrator). The Employer shall indemnify and hold harmless every person acting in the capacity of the Plan Administrator from and against any and all loss resulting from liability to which the Plan Administrator may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in its official capacities in the administration of this Trust and Plan, including all expenses reasonably incurred in its defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section shall not relieve the Plan Administrator from any liability it may have under ERISA for breach of a fiduciary duty. Furthermore, the Plan Administrator and the Employer may execute an agreement further delineating the indemnification agreement of this Section if the agreement is consistent with and does not violate ERISA. The indemnification provisions of this Section extend to the Trustee solely to the extent provided by an agreement executed by the Trustee and the Employer.

                          * * * END OF ARTICLE 8 * * *

                                   ARTICLE IX
                       AMENDMENT, MERGER AND TERMINATION


     9.01 AMENDMENT BY EMPLOYER.
          ---------------------

     (a)  The Employer shall have the right at any time:

          (1) to amend this Agreement in any manner it deems necessary or advisable in order to qualify (or maintain qualification of) this Plan and Trust under the appropriate provisions of Code (S) 401(a); and

          (2)  to amend this Agreement in any other manner.

          The Employer shall be entitled to change the choice of options in the Adoption Agreement and may add overriding language in the Adoption Agreement when such language is necessary to satisfy Code (S)(S) 415 or 416 because of the required aggregation of multiple plans. No amendment may authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates. No amendment may cause or permit any portion of the Trust Fund to revert to or become a property of the Employer. The Employer shall not make any amendment which affects the rights, duties, or responsibilities of the Trustee or the Plan Administrator without the written consent of the affected Trustee or Plan Administrator.

     (b)  Code (S) 411(d)(6) Protected Benefits.  An amendment (including the
          -------------------------------------
          adoption of this Plan as a restatement of an existing plan) may not decrease a Participant's Accrued Benefit, except to the extent permitted under Code (S) 412(c)(8), and may not reduce or eliminate Code (S) 411(d)(6) protected benefits determined immediately prior to the adoption date (or, if later, the effective date) of the amendment. An amendment reduces or eliminates Code (S) 411(d)(6) protected benefits if the amendment has the effect of either (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations), or (2) except as provided by Treasury regulations, eliminating an optional form of benefit. The Plan Administrator shall disregard an amendment to the extent application of the amendment would fail to satisfy the requirements of this paragraph (b). If the Plan Administrator disregards an amendment because the amendment would violate clause (1) or clause (2) of this paragraph (b), the Plan Administrator shall maintain a schedule of the early retirement option or other optional forms of benefit the Plan must continue for the affected Participants.

     (c) The Employer shall make all amendments in writing. Each amendment shall state the date to which it is either retroactively or prospectively effective.

     9.02 MERGER/DIRECT TRANSFER.  The Trustee may not consent to, or be a party
          ----------------------
to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation, or transfer, the surviving plan provides each Participant with a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger, consolidation, or transfer. The Trustee possesses the specific authority to enter into merger agreements or direct transfer of assets agreements with the trustees of plans described in Code (S) 401(a), including an elective transfer, and to accept the direct transfer of plan assets, or to transfer plan assets, as a party to any such agreement.

     The Trustee may accept a direct transfer of plan assets on behalf of an Employee prior to the date the Employee becomes a Participant in accordance with the requirements of Section 2.01. If the Trustee accepts a direct transfer of plan assets, the Plan Administrator and Trustee shall treat the Employee as a Participant for all purposes of the Plan except for purposes of sharing in Employer contributions or forfeitures under the Plan until the Employee actually becomes a Participant in accordance with the requirements of Section 2.01.

     Code (S) 401(k) Transfer Rules.  If the Plan receives a direct transfer (by
     ------------------------------
merger or otherwise) of elective contributions (or amounts treated as elective contributions) from a plan with a cash or deferred arrangement, the distribution restrictions of Code (S)(S) 401(k)(2) and (10) shall continue to apply to those transferred elective contributions.

     9.03 TERMINATION.
          -----------

     (a) The Employer shall have the right, at any time, to suspend or discontinue its contributions under the Plan, and to terminate, at any time, this Plan and the Trust created under this Agreement. The Plan shall terminate upon the first to occur of the following:

          (1) the date terminated by action of the Employer;

          (2) the date the Employer is judicially declared bankrupt or insolvent, unless the proceeding authorized continued maintenance of the Plan; or

          (3) the dissolution, merger, consolidation, or reorganization of the Employer or the sale by the Employer of all or substantially all of its assets, unless the successor or purchaser makes provision to continue the Plan, in which event the successor or purchaser shall become the Employer under this Plan.

     (b)  Full Vesting on Termination.  Upon either full or partial termination
          ---------------------------
          of the Plan, or, if applicable, upon complete discontinuance of profit sharing plan contributions to the Plan, an affected Participant's right to his or her Accrued Benefit is 100% Nonforfeitable, irrespective of the Nonforfeitable percentage which otherwise would apply under Article V.

     (c)  Distributions Upon Termination.  Upon termination of the Plan, the
          ------------------------------
          distribution provisions of Article VI shall remain operative, with the following exceptions:

          (1) if the present value of the Participant's Nonforfeitable Accrued Benefit does not exceed $3,500, the Plan Administrator shall direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a lump sum as soon as administratively practicable after the Plan terminates; and

          (2) if the present value of the Participant's Nonforfeitable Accrued Benefit exceeds $3,500, the Participant or the Beneficiary, in addition to the elections provided in connection with the distribution events permitted under Article VI, may elect to have the Trustee commence distribution of his or her Nonforfeitable Accrued Benefit as soon as administratively practicable after the Plan terminates.

          To liquidate the Trust, the Plan Administrator shall purchase a deferred annuity contract for each Participant which protects the Participant's distribution rights under the Plan, if the Participant's Nonforfeitable Accrued Benefit exceeds $3,500 and the Participant does not elect an immediate distribution pursuant to clause (2) of this paragraph (c). The Trust shall continue until the Trustee in accordance with the direction of the Plan Administrator has distributed all of the benefits under the Plan.

     (d) On each Valuation Date, the Plan Administrator shall credit any part of a Participant's Accrued Benefit retained in the Trust with its proportionate share of the Trust's income, expenses, gains, and losses, both realized and unrealized. Upon termination of the Plan, the amount, if any, in a suspense account under Article IV shall revert to the Employer, subject to the conditions of the Treasury regulations permitting such a reversion. A resolution or amendment to freeze all future benefit accruals but otherwise to continue maintenance of this Plan, is not a termination for purposes of this Section.



                          * * * END OF ARTICLE 9 * * *

                                   ARTICLE X
                                 MISCELLANEOUS


     10.01 EXCLUSIVE BENEFIT.  Except as provided under Articles III and IX, the
           -----------------
Employer has no beneficial interest in any asset of the Trust and no part of any asset in the Trust may ever revert to or be repaid to an Employer, either directly or indirectly; nor, prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, may any part of the corpus or income of the Trust Fund, or any asset of the Trust, be used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries. However, if the Commissioner of Internal Revenue, upon the Employer's request for initial approval of this Plan, determines that the Trust created under the Plan is not a qualified trust exempt from federal income tax, then (and only then) the Trustee, upon written notice from the Employer, shall return the Employer's contributions (and any earnings attributable to the contributions) to the Employer. The Trustee shall make the return of the Employer contribution under this Section within one year of the final disposition by the Internal Revenue Service of the Employer's request for initial approval of the Plan. The Plan and Trust shall terminate upon the Trustee's return of the Employer's contributions.

     10.02 NO RESPONSIBILITY FOR EMPLOYER ACTION.  Neither the Trustee nor the
           -------------------------------------
Plan Administrator shall have any obligation or responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant, or any Employee, or for the failure of any of such persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan. Furthermore, neither the Trustee nor the Plan Administrator shall be required to collect any contribution required under the Plan, or to determine the correctness of the amount of any Employer contribution. Neither the Trustee nor the Plan Administrator shall have any obligation to inquire into or be responsible for any action or failure to act on the part of the others. Any action required of a corporate Employer shall be taken by its board of directors or its designate.

     10.03 FIDUCIARIES NOT INSURERS.  The Trustee, the Plan Administrator, and
           ------------------------
the Employer in no way guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money which may be due or becomes due to any person from the Trust Fund. The liability of the Plan Administrator and the Trustee to make any payment from the Trust Fund at any time and all times shall be limited to the then available assets of the Trust.

     10.04 WAIVER OF NOTICE.  Any person entitled to notice under the Plan may
           ----------------
waive the notice.

     10.05 WORD USAGE.  Words used in the masculine also apply to the feminine
           ----------
where applicable, and wherever the context of the Plan dictates, the plural includes the singular and the singular includes the plural.

     10.06 STATE LAW.  The Employer shall specify in its Adoption Agreement the
           ---------
state law which shall determine all questions arising with respect to the provisions of this Agreement except to the extent federal statute supersedes the state law.

     10.07 EMPLOYMENT NOT GUARANTEED.  Nothing contained in this Plan, or with
           -------------------------
respect to the establishment of the Trust, or any modification or amendment to the Plan or Trust, or in the creation of any Account, or the payment of any benefit, shall give any Employee, Participant, or Beneficiary any right to continue employment, any legal or equitable right against the Employer, or Employee of the Employer, or against the Trustee, its agents or employees, or against the Plan Administrator, except as expressly provided by the Plan and Trust, by ERISA, or by a separate agreement.

     10.08 ASSIGNMENT OR ALIENATION.  Subject to Code (S) 414(p) (relating to
           ------------------------
qualified domestic relations orders), neither a Participant nor a Beneficiary may voluntarily or involuntarily anticipate, assign, or alienate (either at law or in equity) any benefit provided under the Plan, and the Trustee shall not recognize any such anticipation, assignment, or alienation. Furthermore, a benefit under the Plan shall not be subject to attachment, garnishment, levy, execution, or other legal or equitable process.



                         * * * END OF ARTICLE 10 * * *

                                   ARTICLE XI
                           LIFE INSURANCE PROVISIONS


     11.01 INSURANCE BENEFIT.  The Employer may elect to provide incidental life
           -----------------
insurance benefits for insurable Participants who consent to life insurance benefits by signing the appropriate insurance company application form; provided, however, that the aggregate of life insurance premiums paid for the benefit of a Participant, at all times, shall not exceed the following percentages of the aggregate of the Employer's contributions allocated to any Participant's Account: (a) 49% in the case of the purchase of ordinary life insurance contracts; or (b) 25% in the case of the purchase of term life insurance contracts. Furthermore, if the Trustee purchases a combination of ordinary life insurance contracts and term life insurance contracts, then the sum of 50% of the premiums paid for the ordinary life insurance contracts and the premiums paid for the term life insurance contracts shall not exceed 25% of the Employer contributions allocated to any Participant's Account. The Trustee shall not purchase any incidental life insurance benefit for any Participant prior to the Accounting Date as of which the Plan Administrator first makes an Employer contribution allocation to the Participant's Employer Contributions Account. At an insured Participant's written direction, the Trustee shall use all or any portion of the Participant's Voluntary Nondeductible Employee Contributions Account, if any, to pay insurance premiums covering the Participant's life. No part of the Voluntary Deductible Employee Contributions Accounts, if any, shall be used to purchase life insurance.

     The Employer shall direct the Trustee as to the insurance company and insurance agent through which the Trustee is to purchase the insurance contracts, the amount of the coverage, and the applicable dividend plan. Each application for a policy, and the policies themselves, shall designate the Trustee as sole owner and named beneficiary with the right reserved to the Trustee to exercise any right or option contained in the policies, subject to the terms and provisions of this Agreement. Proceeds of insurance contracts paid to the Participant's Account under this Article XI shall be subject to the distribution requirements of Article VI. The Trustee shall not retain any such proceeds for the benefit of the Trust.

     The Trustee shall charge all amounts paid by it pursuant to an Employer's election under this Section for the premiums on any incidental benefit insurance contracts covering the life of a Participant to the Account of the Participant. The Trustee shall hold all incidental benefit insurance contracts issued under the Plan as assets of the Trust created under the Plan.

     11.02 LIMITATION ON LIFE INSURANCE PROTECTION.  The Trustee shall not
           ---------------------------------------
continue any life insurance protection for any Participant beyond the latest of such Participant's termination of employment, his or her Normal Retirement Date, or notification from the Plan Administrator of such Participant's termination of employment. If the Trustee holds any incidental benefit insurance contracts on the life of a Participant when the Participant terminates employment (other than by reason of death), the Trustee shall proceed as follows:

     (a) if the entire cash value of the contracts is vested in the terminating Participant, or if the contracts have no cash value at the end of the policy year in which termination of employment occurs, the Trustee shall transfer the contracts to the Participant endorsed so as to vest in the transferee all right, title, and interest to the contracts, free and clear of the Trust; subject, however, to restrictions regarding surrender or payment of benefits as the issuing insurance company may permit and as the Plan Administrator shall direct;

     (b) if only part of the cash value of the contracts is vested in the terminating Participant, the Trustee, to the extent the Participant's interest in the cash value of the contracts is not vested, may adjust the Participant's interest in the value of his or her Account attributable to Trust assets other than incidental benefit insurance contracts and proceed as in clause (a) of this Section, or the Trustee shall effect a loan from the issuing insurance company on the sole security of the contracts for an amount equal to the difference between the cash value of the contracts at the end of the policy year in which termination of employment occurs and the amount of the cash value that is vested in the terminating Participant, and the Trustee shall transfer the contracts endorsed so as to vest in the transferee all right, title, and interest to the contracts, free and clear of the Trust; subject, however, to the restrictions as to surrender or payment of benefits as the issuing insurance company may permit and the Plan Administrator shall direct; or

     (c) if no part of the cash value of the contracts is vested in the terminating Participant, the Trustee shall surrender the contracts for cash proceeds as may be available.

     In accordance with the written direction of the Plan Administrator the Trustee shall make any transfer of contracts under this Section not later than 60 days after the later of the close of the Plan Year in which the Participant terminates employment or the close of the Plan Year in which the Participant attains Normal Retirement Date.

     The Trustee shall not transfer any contract under this Section if the contract contains a method of payment not specifically authorized by Article VI or fails to comply with the joint and survivor annuity requirements, if applicable, of Article VI. In this regard, the Trustee either shall convert such a contract to cash and distribute the cash instead of the contract, or before making the transfer, shall require the issuing company to delete the unauthorized method of payment option from the contract.

     11.03 DEFINITIONS.  For purposes of this Article XI:
           -----------

     (a) CONTRACT or CONTRACTS shall mean a policy of insurance. In the event of any conflict between the provisions of this Plan and the terms of any contract or policy of insurance issued in accordance with this
          Article XI, the provisions of the Plan shall control.

     (b) INSURABLE PARTICIPANT shall mean a Participant to whom an insurance company, upon an application being submitted in accordance with the Plan, would be willing to issue insurance coverage, either as a standard risk or as a risk in an extra mortality classification.

     (c) INSURANCE AGE shall mean the age of a person as determined by the issuing company to accomplish the purposes of the Plan.

     (d) ISSUING COMPANY shall mean any life insurance company which has issued a policy upon application by the Trustee under the terms of this Agreement.

     (e) POLICY shall mean an ordinary life insurance contract or a term life insurance contract issued by an insurer on the life of a Participant.

     (f) TERM LIFE INSURANCE CONTRACT shall mean a term life insurance contract, a universal life insurance contract, or any other life insurance contract which is not an ordinary life insurance contract.

     11.04 DIVIDEND PLAN.  The dividend plan shall be premium reduction unless
           -------------
the Plan Administrator directs the Trustee to the contrary. The Trustee shall use all premiums for a contract to purchase insurance benefits or additional insurance benefits for the Participant on whose life the insurance company has issued the contract. Furthermore, the Trustee shall arrange, where possible, that all policies issued on the lives of Participants under the Plan shall have the same premium due date and all ordinary life insurance contracts shall contain guaranteed cash values with as uniform basic options as are possible to obtain. The term "dividends" includes policy dividends, refunds of premiums, and other credits.

     11.05 INSURANCE COMPANY DUTIES AND OBLIGATIONS.  No insurance company shall
           ----------------------------------------
be considered to be a party to this Agreement nor shall any insurance company be responsible for its validity. No insurance company shall be required to examine the terms of this Agreement nor be responsible for any action taken by the Trustee. For the purpose of making application to an insurance company and in the exercise of any right or option contained in any policy, the insurance company shall be entitled to rely upon the signature of the Trustee and shall be held harmless and completely discharged in acting at the direction and authorization of the Trustee. An insurance company shall be discharged from all liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee, and it shall not be obliged to see to the distribution or further application of any moneys it so pays.

     Each insurance company shall keep such records; make such identification of contracts, funds, and accounts within funds; and supply such information as may be necessary for the proper administration of the Plan under which it is carrying insurance benefits.



                         * * * END OF ARTICLE 11 * * *

                                  ARTICLE XII
                                TRUST AGREEMENT


     12.01 ACCEPTANCE.  This Trust Agreement, incorporated as Article XII under
           ----------
the Holland & Hart Defined Contribution Basic Plan Document and Trust Agreement, is made by and between the Employer and the Trustee. The Trustee accepts the Trust created under the Plan and agrees to perform the obligations imposed by the Trust. All right, title, and interest in and to the Trust Fund shall at all times be vested exclusively in the Trustee. The Trustee shall accept its appointment by executing the Adoption Agreement executed by the Employer, or by executing a written acceptance of the office of Trustee. If more than two Trustees are appointed by the Employer, the decision of a majority of the Trustees shall control with respect to any decision regarding the administration or investment of the Trust Fund.

     12.02 BOND.  The Trustee shall provide bond for the faithful performance of
           ----
its duties under the Trust to the extent required by ERISA.

     12.03 RECEIPT OF CONTRIBUTION.  The Trustee shall hold in the Trust Fund
           -----------------------
all amounts received by the Trustee and designated in writing as contributions to the Trust Fund. All contributions so received together with any income or other increment realized by the Trust Fund shall be invested and administered by the Trustee in accordance with the terms of this Article XII. The Trustee shall have no responsibility or power with respect to the calculation or collection of any contributions to the Plan for the Employer.

     12.04 PAYMENTS FROM THE TRUST FUND.  Payments from the Trust Fund shall be
           ----------------------------
made by the Trustee to such persons, in such manner, at such times, and in such amounts as the Plan Administrator shall specify in written instructions to the Trustee. The Plan Administrator shall have the sole authority to direct the Trustee to make payments from the Trust Fund. The Plan Administrator shall act in its good faith discretion pursuant to the powers and duties described in
Section 8.03. The Trustee shall have no obligation to inquire whether any payee or distributee is entitled to any payment, whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution.

     The Trustee may make distribution under the Plan in cash or property, or partly in each, at its fair market value as determined by the Trustee. The term "property" shall include a Nontransferable Annuity which satisfies the distribution requirements under Article VI. If the Trustee distributes an annuity contract, the contract shall be a Nontransferable Annuity.

     If any check in payment of a benefit under the Plan which had been mailed by regular U.S. Mail to the last address of the payee as furnished to the Trustee by the Plan Administrator is returned unclaimed, the Trustee shall so notify the Plan Administrator and shall discontinue further payments to such payee until it receives further instructions from the Plan Administrator.

     12.05 EXCLUSIVE BENEFIT.  Except as the Plan permits the return of Employer
           -----------------
contributions under circumstances specified in Articles III and IX, it shall be impossible at any time prior to the satisfaction of all liabilities with respect to Participants and their Beneficiaries, for any part of the Trust Fund to be used for, or diverted to, purposes other than the exclusive benefit of Plan Participants and their Beneficiaries, except that payment of taxes and administrative expenses may be made from the Trust Fund. The Trustee shall discharge its duties under this Article XII solely in the interest of the Participants of the Plan and their Beneficiaries and for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan, with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, all in accordance with the provisions of this
Article XII insofar as they are consistent with the provisions of ERISA.

     12.06 TRUSTEE INVESTMENT POWERS.  The Trustee shall have full discretion
           -------------------------
and authority with regard to the investment and management of the Trust Fund, except with respect to a Plan asset under the control or direction of an Investment Manager properly appointed in accordance with Section 12.08 or with respect to a Plan asset subject to Employer or Participant direction of investment. The Trustee shall coordinate its investment policy with Plan financial needs as communicated to it by the Plan Administrator. The Trustee is authorized and empowered, without previous application to, or subsequent ratification of, any court, tribunal, or commission, or any federal or state governmental agency, but not by way of limitation:

     (a) to invest any part or all of the Trust Fund in any common or preferred stocks or other securities, open-end or closed-end mutual funds (including the investment of up to 100% of the Trust Fund in qualifying Employer securities as defined in ERISA (S) 407), United States retirement plan bonds, corporate bonds, notes, debentures, convertible debentures, commercial paper, U.S. Treasury bills, U.S. Treasury notes, other direct or indirect obligations of the United States Government or its agencies, certificates of deposits or savings accounts in a bank or other savings institution supervised by the United States or a state, improved or unimproved real estate or interests in real estate situated in the United States, limited partnerships, insurance contracts of any type, annuities, endowment contracts, mortgages, notes, or other property of any kind, real or personal, including shares or certificates of participation issued by regulated investment companies or regulated investment trusts, shares or units of participation in qualified common trust funds, in qualified pooled funds, or in pooled investment funds of an insurance company qualified to do business in the state, and to buy or sell options on common stock on a nationally recognized exchange with or without holding the underlying common stock, as a prudent man would do under like circumstances with due regard for the purposes of this Plan and any investment made or retained by the Trustee in good faith shall be proper but shall be of a kind constituting a diversification considered by law suitable for trust investments;

     (b) to retain in cash so much of the Trust Fund as it may deem advisable to satisfy liquidity needs of the Plan and to deposit any cash held in the Trust Fund in a bank account at reasonable interest, including, if a bank is acting as Trustee, specific authority to invest in any type of deposit of the Trustee at a reasonable rate of interest or in a common trust fund (the provisions of which govern the investment of such assets and which the Plan incorporates by this reference) as described in Code (S) 584 which the Trustee (or an affiliate of the Trustee, as defined in Code (S) 1504) maintains exclusively for the collective investment of money contributed by the bank (or the affiliate) in its capacity as Trustee and which conforms to the rules of the Comptroller of the Currency; and

     (c) to invest in loans, if the Employer authorizes such investment in its Adoption Agreement, on a nondiscriminatory basis to a Participant (other than an Owner-Employee or a Shareholder-Employee) in accordance with Article VII and any loan policy established by the Plan Administrator, if the loan is adequately secured, bears a reasonable rate of interest, provides for repayment within a specified time, prohibits offset of the Participant's Nonforfeitable Accrued Benefit for loan default prior to the time the Trustee otherwise would distribute the Participant's Nonforfeitable Accrued Benefit, does not exceed (at the time the Plan extends the loan) the present value of the Participant's Nonforfeitable Accrued Benefit, otherwise conforms to the exemption provided by Code (S) 4975(d)(1), and, if the Participant's Nonforfeitable Accrued Benefit is subject to the joint and survivor annuity requirements of Code (S) 417, the Participant's spouse, if any, consents to the use of any portion of the Participant's Accrued Benefit as security, or (by separate consent) an increase in the amount of security, for a loan, within the 90 day period ending on the date the Participant pledges any portion of his or her Accrued Benefit for a loan.

     12.07 TRUSTEE POWERS, RIGHTS AND DUTIES.  Except as otherwise required by
           ---------------------------------
law, no party dealing with the Trustee shall have any obligation to inquire into the authority of the Trustee or into the application by the Trustee of any funds or other property transferred to the Trustee. The decisions of the Trustee in the exercise of any of its powers or the carrying out of any of its responsibilities shall be final and conclusive as to all persons for all purposes, to the extent permitted by law. The Trustee shall have all the powers necessary or advisable to carry out the provisions of the Trust and all inherent, implied, and statutory powers now or subsequently provided by law, including, but not by way of limitation, the power and right to:

     (a) cause any securities or other property to be registered and held in its name as Trustee, or in the name of one or more of its nominees, without disclosing the fiduciary capacity, or to keep the same in unregistered form payable to bearer;

     (b) manage, sell, contract to sell, grant options to purchase, convey, exchange, pledge, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, encumber, mortgage, deed in trust, or use any other form of hypothecation, or otherwise deal with the whole or any part of the Trust Fund on such terms and for such property or cash, or part cash and credit, as it may deem best; to retain, hold, maintain, or continue any securities or investments that it may hold as part of the Trust Fund for such length of time as it may deem advisable; and generally, in all respects, to do all things and exercise each and every right, power, and privilege in connection with and in relation to the Trust Fund as could be done, exercised, or executed by an individual holding and owning such property in absolute and unconditional ownership;

     (c) abandon, compromise, contest, and arbitrate claims and demands; to institute, compromise, and defend actions at law (but without obligation to do so unless indemnified to the Trustee's satisfaction);

     (d) vote in person or by proxy any shares of stock held in the Trust Fund; to participate in or to exchange securities or other property in reorganization, liquidation, or dissolution of any corporation, the securities of which are held in the Trust Fund;

     (e) borrow money and to pay any amount due on any loan or advance made to the Trust Fund, to charge against and pay from the Trust Fund all taxes of any nature levied, assessed, or imposed upon the Trust Fund;

     (f) execute the application for any insurance contract to be applied for under the Plan; to pay from the Trust Fund premiums, assessments, dues, charges, and interest to acquire or maintain any insurance contracts held in the Trust Fund; to collect and receive all dividends or payments of any kind payable under any insurance contracts held in the

          Trust Fund or to leave the same with the issuing insurance company; and to exercise any other power or take any other action permitted under any insurance contract held in the Trust Fund;

     (g) lease for oil, gas, and other mineral purposes and to create mineral severances by grant or reservation; to pool or unitize interests in oil, gas, and other minerals; and to enter into operating agreements and to execute division and transfer orders;

     (h) perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment, and distribution of the Trust; and

     (i) retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction.

     12.08 INVESTMENT MANAGER.  The Employer may appoint an Investment Manager
           ------------------
to manage the investment of all or a portion of the Trust Fund. The Investment Manager shall be a fiduciary other than the Trustee:

     (a) who has the power to manage, acquire, or dispose of any assets of the Plan;

     (b) who is (1) registered as an investment adviser under the Investment Advisers Act of 1940; (2) a bank, as defined in the Investment Advisors Act of 1940; or (3) an insurance company qualified to perform services described in paragraph (a) under the laws of more than one state; and

     (c) who has acknowledged in writing that as Investment Manager, the person is a fiduciary with respect to the Plan.

     If the Employer appoints an Investment Manager, the Investment Manager shall have the exclusive responsibility for directing the investment and management of the assets of the Trust Fund to which its appointment applies. If more than one Investment Manager is appointed, each Investment Manager shall have exclusive responsibility for directing the investment and management of a specified portion of the assets of the Trust Fund as the Employer shall determine. The Trustee shall not be liable for the acts or omissions of any Investment Manager appointed by the Employer, nor shall the Trustee be under any obligation to invest or otherwise manage any asset of the Plan which is subject to the management of a properly appointed Investment Manager. The Trustee shall have no obligation to question any written investment direction by a properly appointed Investment Manager. The Trustee shall comply as promptly as possible with any investment direction given by an Investment Manager.

     12.09 INVESTMENT OF THE TRUST FUND.  Investments of the Trust Fund shall be
           ----------------------------
diversified to minimize the risk of large losses unless under the circumstances it is clearly prudent not to do so. The Trustee or Investment Manager shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

     12.10 EMPLOYER DIRECTION OF INVESTMENT.  The Employer has the right to
           --------------------------------
direct the Trustee with respect to the investment and re-investment of assets comprising the Trust Fund only if the Trustee consents in writing to permit such direction. If the Trustee consents to Employer direction of investment, the Trustee and the Employer shall execute an agreement as a part of this Plan containing such conditions, limitations, and other provisions they deem appropriate before the Trustee shall follow any Employer direction as respects the investment or reinvestment of any part of the Trust Fund.

     12.11 PARTICIPANT DIRECTION OF INVESTMENT.  A Participant has the right to
           -----------------------------------
direct the Trustee with respect to the investment or reinvestment of the Participant's Accounts only if the Employer authorizes such Participant direction of investment in its Adoption Agreement. The Trustee shall follow any written Participant direction with respect to the investment of any part of the Participant's Accounts. Participant Accounts which are subject to Participant direction shall be treated as segregated investment Accounts (see Section 4.08). The Trustee shall not be liable for any loss or for any breach resulting from a Participant's direction of the investment of any part of the Participant's Accounts. The Plan Administrator and the Trustee shall treat any investment by Participant directed Accounts in collectibles (as defined by Code (S) 408(m)) as a distribution under the Plan to the Participant.

     12.12 RECORDS AND ACCOUNTS.  The Trustee shall keep all such records and
           --------------------
accounts which may be necessary in the administration and conduct of this Trust. Upon written request from the Trustee, the Employer or Plan Administrator shall furnish the Trustee in writing with information specified in any such request and necessary or appropriate in connection with any of the Trustee's responsibilities or powers (including, without limitation, the names, addresses, and specimen signatures of all parties authorized to furnish instructions or notices to the Trustee). The Trustee's records and accounts shall be open to inspection by the Employer and the Plan Administrator at all reasonable times during business hours, and may be audited from time to time by any person or persons as the Employer or Plan Administrator may specify in writing. After the close of each Plan Year, the Trustee shall provide the Plan Administrator a statement of assets and liabilities of the Trust Fund for such year. The Trustee shall furnish the Plan Administrator any additional information relating to the Trust Fund that the Plan Administrator requests.

     All income, profits, recoveries, contributions, forfeitures, and any and all moneys, securities, and properties of any kind at any time received or held by the Trustee shall be held for investment purposes as a commingled Trust Fund. Separate accounts or records may be maintained for operational or accounting purposes, but no such account or record shall be considered as segregating any funds or property from any other funds or property contained in the commingled fund, unless specifically designated as a segregated investment Account.

     12.13 VALUATION OF THE TRUST FUND.  The Trustee shall value the Trust Fund
           ---------------------------
as of each Accounting Date to determine the current fair market value of the Trust Fund assets. The Trustee shall value the Trust Fund on such other dates as directed by the Plan Administrator.

     12.14 TAX RETURNS.  The Trustee shall file all tax returns required of the
           -----------
Trustee.

     12.15 FEES AND EXPENSES.  A Trustee shall be entitled to receive reasonable
           -----------------
compensation for services rendered or for the reimbursement of expenses properly and actually incurred in the performance of its duties under the Trust.
However, no Trustee who already receives fulltime pay from the Employer shall receive compensation from the Plan, except for reimbursement of expenses properly and actually incurred. All compensation and expenses shall be paid by the Plan, unless the Employer, in its discretion, elects to pay all or any part of Trustee compensation or recurring administrative or overhead expenses. The Plan Administrator shall not treat any fee or expense properly paid, directly or indirectly, by the Employer as an Employer contribution.

     12.16 CHANGE OF TRUSTEE.  A Trustee may be removed by the Employer at any
           -----------------
time upon 30 days' written notice to the Trustee, or on such shorter notice as may be agreed to by the Employer and the Trustee. A Trustee may resign at any time upon 30 days' written notice to the Employer, or on such shorter notice as may be agreed to by the Employer and the Trustee.

     Upon such removal or resignation, the Employer shall appoint a successor Trustee and the successor Trustee shall have the same powers and duties as those conferred upon the predecessor Trustee. If the Employer fails to appoint a successor Trustee within 60 days of removal or resignation of the Trustee, the Employer shall be treated as having appointed itself as Trustee and as having executed its acceptance of appointment. Each successor Trustee shall succeed to the title of the Trust Fund vested in its predecessor upon the successor Trustee's written acceptance of the office of Trustee. The resigning or removed Trustee, upon receipt of acceptance in writing by the successor Trustee, shall execute all documents and do all acts necessary to vest the title of record in the successor Trustee. No successor Trustee shall be liable for the acts or omissions of any prior Trustee which occurred prior to the successor Trustee's acceptance of office, or be obliged to examine the accounts, records, or acts of any prior Trustee.

     In the event that any corporate Trustee hereunder shall be converted into, shall merge or consolidate with, or shall sell or transfer substantially all of its assets and business to another corporation, state or federal, the corporation resulting from such conversion, merger, or consolidation, or the corporation to which such sale or transfer shall be made, shall thereupon become and be the Trustee under this Article XII with the same effect as though originally so named.



                         * * * END OF ARTICLE 12 * * *

                    BIRNER DENTAL MANAGEMENT SERVICES, INC.
                                  SAVINGS PLAN

                                      AND
                                TRUST AGREEMENT



                               Holland & Hart LLP
                                   Suite 3200
                                555 17th Street
                            Denver, Colorado  80202
                                 (303) 295-8000

                    BIRNER DENTAL MANAGEMENT SERVICES, INC.
                               ADOPTION AGREEMENT
             PROFIT SHARING PLAN WITH CASH OR DEFERRED ARRANGEMENT
                              AND STOCK BONUS PLAN


  By executing this Adoption Agreement, the Employer elects to adopt the Holland & Hart Defined Contribution Basic Plan Document and Trust Agreement in full as if the Employer were a signatory to that Agreement. The Employer makes the following elections granted under the provisions of the Plan.


  The name of the Plan as adopted by the Employer shall be the Birner Dental
                                                           -----------------
Management Services, Inc. Savings Plan. The Employer is adopting this Plan:
--------------------------------------

     (X) as the original document establishing the Plan and Trust.

     ( ) in substitution for, and as an amendment of, an existing retirement plan, the original plan being established as of ________________
         ________________________________________________________________.



                                   ARTICLE I
                                  DEFINITIONS


  1.11 COMPENSATION. Compensation shall have the meaning specified in Section
       ------------
1.11 of the Plan which is actually paid during the Plan Year, except Compensation shall not include:


     ( ) overtime. [This option may only be selected if the Plan does not utilize a Permitted Disparity Level.]

     ( ) bonuses. [This option may only be selected if the Plan does not utilize a Permitted Disparity Level.]


  Compensation:

     (X) shall include

     ( ) shall not include

  Employer contributions which are not includable in the gross income of the Participant under Code (S)(S) 125, 402(a)(8), 402(h), or 403(b).


  1.19 EFFECTIVE DATE. The Effective Date of this Plan shall be April
       --------------                                           -----
1, 1997. The Effective Date of the Cash or Deferred Arrangement shall be the
-------
later of the first day the Cash or Deferred Arrangement is adopted or the Effective Date. [Date selected shall be the first Plan Year beginning after December 31, 1988.]

  1.22 ELIGIBLE EMPLOYEE. Eligible Employee shall specifically include all
       -----------------
Employees, except:

     ( ) Leased Employees.

     (X) Members of a collective bargaining unit. An Employee is a member of a collective bargaining unit if the Employee is included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers.

     ( ) Commission salesmen who the Employer compensates for Services either solely or primarily on a commission basis.

     ( ) Hourly Employees.

     ( ) Salaried Employees.

     (X) Nonresident aliens within the meaning of Code (S) 7701(b)(1)(B).
         ---------------------------------------------------------------
         [This option may only be selected if the Plan satisfies on a continuing basis the coverage tests of Code (S) 410(b), the anti-discrimination tests of Code (S) 401(a)(4) and the participation test of Code (S) 401(a)(26) taking into account the exclusion described.]



  1.37 HOUR OF SERVICE. The Plan Administrator shall credit Hours of Service on
       ---------------
the basis of the method selected below:

     ( ) On the basis of actual hours worked determined from records of hours worked, hours for which the Employer makes payment, or hours for which payment is due from the Employer.

     ( ) On the basis of days worked. The Plan Administrator shall credit an Employee with 10 Hours of Service if under Section 1.37 the Employee would be credited with at least one Hour of Service during the day.

     (X) On the basis of weeks worked. The Plan Administrator shall credit an Employee with 45 Hours of Service if under Section 1.37 the Employee would be credited with at least one Hour of Service during the week.

     ( ) On the basis of semi-monthly payroll periods. The Plan Administrator shall credit an Employee with 95 Hours of Service if under Section 1.37 the Employee would be credited with at least one Hour of Service during the semi-monthly payroll period.

     ( ) On the basis of months worked. The Plan Administrator shall credit an Employee with 190 Hours of Service if under Section 1.37 the Employee would be credited with at least one Hour of Service during the month.

     ( ) On the basis of elapsed time, as provided in Section 2.02.

  1.40 LIMITATION YEAR. The Limitation Year shall be:
       ---------------

     (X) the Plan Year.

     ( ) the 12 consecutive month period ending every ______________________.

  1.49 NORMAL RETIREMENT DATE. Normal Retirement Date under the Plan shall mean:
       ----------------------

     (X) the date the Participant attains age 65. [The age selected shall not
                                              --
         exceed age 65.]

     ( ) the later of the date the Participant attains age ____________ or the
         ____________ anniversary of the first day of the first Plan Year in which the Participant entered the Plan. [The age selected shall not exceed age 65 and the anniversary selected shall not exceed the 5th anniversary.]

  1.58 PLAN ENTRY DATE. Plan Entry Date shall mean the Effective Date and every
       ---------------
January 1, April 1, July 1 and October 1 of every Plan Year.
----------------------------------------

  1.59 PLAN YEAR. Plan Year shall mean:
       ---------

     (X) the short period beginning on April 1 and ending on December 31 for the
                                       -----------------------------------------
         first Plan Year and the 12 consecutive month period corresponding to
         ---------------
         the Employer's taxable year, ending every December 31 for each Plan
                                                   -------------------------
         Year thereafter.
         ---------------

     ( ) the 12 consecutive month period ending every ________________________.

     ( ) the short period beginning _________________________________ and ending ______________________.

  1.69 SERVICE FOR PREDECESSOR EMPLOYER. In accordance with Section 1.69 of the
       --------------------------------
Plan, the Plan shall take into account service with a predecessor employer:

     (X) only to the extent required by law.

     ( ) as service with the Employer for purposes of:

         ( )  participation under Article II.
         ( )  vesting under Article V.

     Predecessor employer shall mean __________________________________________
     ________________________________________________________________.

  1.71 TESTING COMPENSATION. Testing Compensation shall be determined in
       --------------------
accordance with the following definition in Section 1.71:

     ( ) Code (S) 415(c)(3) Compensation.

     (X) W-2 Compensation.

  Testing Compensation:

     (X) shall include

     ( ) shall not include

  Employer contributions which are not includable in the gross income of the Employee under Code (S)(S) 125, 402(a)(8), 402(h), or 403(b).

  1.72 TOP HEAVY PLAN. The Plan Administrator shall determine the present value
       --------------
of Accrued Benefits and any other amounts necessary under Defined Benefit Plans included in the Top Heavy Plan calculation:

     (X)  in accordance with the terms of those plans.

     ( )  by discounting for mortality and interest based on the following:

          Interest rate:           %
                          ----------

          Mortality table:  ________________________________________________.



                                   ARTICLE II
                       EMPLOYEES ENTITLED TO PARTICIPATE


  2.01 ELIGIBILITY. Each Eligible Employee shall become a Participant in the
       -----------
Plan and shall be eligible to make elections under a Cash or Deferred Arrangement on the Plan Entry Date (if employed on that date) coincident with or immediately:

     ( )  preceding
     (X)  following

the date the Eligible Employee satisfies the following eligibility conditions. The Eligible Employee shall satisfy the eligibility conditions on:

     ( ) the later of the date on which the Eligible Employee completes one Year of Service or attains age 21.

     ( )  the later of the date on which the Eligible Employee completes
          ______________ Year of Service and attains age _____________________.
          [The number of years selected shall not exceed 1 Year of Service and the age selected shall not exceed age 21.]

     (X)  the date on which the Eligible Employee completes 6 months
                                                            --------
          of Service. [The number of years selected shall not exceed 1 Year of Service.]

     ( )  the Eligible Employee's Employment Commencement Date.

     (X) The eligibility conditions of this Adoption Agreement Section shall apply solely to an Eligible Employee employed by the Employer after April 1, 1997. Each Eligible Employee employed by the Employer
          -------------
          on or before April 1, 1997 shall become a Participant in the Plan on
                       -------------
          the later of the Effective Date of the Plan or the Employee's Employment Commencement Date.

  Each Participant shall be eligible to receive Matching Contributions, Employer Nonelective Contributions, and Profit Sharing Contributions beginning with the Plan Entry Date coincident with or immediately:

     ( )  preceding
     (X)  following

  the date the Participant satisfies the following specified conditions:

     ( ) the later of the date on which the Eligible Employee completes one Year of Service or attains age 21.

     ( )  the later of the date on which the Eligible Employee completes
          ______________ Years of Service and attains age ____________________.
          [The number of years selected shall not exceed 2. If more than 1 Year of Service is selected, the Plan shall require 100% immediate vesting. The age selected shall not exceed age 21.]

     (X)  the date on which the Eligible Employee completes 6 months
                                                            --------
          of Service. [The number of years selected shall not exceed 2. If more than 1 Year of Service is selected, the Plan shall require 100% immediate vesting.]

     ( ) the later of the date on which the Eligible Employee completes two Years of Service without an intervening Break in Service (as defined by Section 2.03 of the Plan), or attains age 21. [If this option is selected, the Plan shall require 100% immediate vesting.]

     (X) The eligibility conditions of this Adoption Agreement Section shall apply solely to an Eligible Employee employed by the Employer after April 1, 1997. Each Eligible Employee employed by the Employer
          -------------
          on or before April 1, 1997 shall become a Participant in the Plan on
                       -------------
          the later of the Effective Date of the Plan or the Employee's Employment Commencement Date.

  2.02 YEARS OF SERVICE - PARTICIPATION. For purposes of determining Years of
       --------------------------------
Service and Breaks in Service under Article II, the Plan shall:

     (X)  measure succeeding 12 consecutive month periods by reference to:

          ( ) each anniversary of the Employee's Employment Commencement Date.

          (X) each anniversary of the first day of the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date, regardless of whether the Employee is entitled to be credited with 1,000 Hours of Service during the 12 consecutive month period which commenced with the Employee's Employment Commencement Date. An Employee who receives credit for 1,000 Hours of Service during the 12 consecutive month period which commenced with the Employee's Employment Commencement Date and during the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date shall receive credit for two Years of Service for purposes of eligibility to participate in the Plan.

     ( ) credit Years of Service in accordance with the elapsed time provisions of Section 2.02.

  2.06 ELECTION NOT TO PARTICIPATE. An Eligible Employee:
       ---------------------------

     (X) shall not be permitted to elect not to participate except to the extent the Eligible Employee declines to participate in a Cash or Deferred Arrangement.

     ( ) shall be permitted to irrevocably elect not to participate prior to or at the time the Eligible Employee has first met the requirements of
         Section 2.01 or of any other plan of the Employer meeting the requirements of Code (S) 401.


                                  ARTICLE III
                                 CONTRIBUTIONS

  3.01 AMOUNT. Although the Employer may contribute to this Plan irrespective of
       ------
whether it has net profits, the Employer intends this Plan to be a profit sharing plan for all purposes under the Code. With respect to the portion of the Plan that is invested in Employer Securities, the Employer intends that portion of the Plan to be a stock bonus plan. The amount of the Employer's annual contribution to the Trust shall equal the sum of the Elective Deferrals, the Matching Contributions, the Employer Nonelective Contributions, and the Profit Sharing Contributions.


     Elective Deferrals. The Employer shall contribute:
     ------------------

     ( ) the amount the Participants elect to have contributed to the Plan instead of receiving in cash after the Effective Date of the Cash or Deferred Arrangement. A Participant shall make the election on the form provided by the Plan Administrator on or before the Accounting Date of the Plan Year to which the election privilege relates. If the Participant fails to file a written election with the Plan Administrator before the Accounting Date of the Plan Year, the Participant's right to a cash election shall lapse for that Plan Year.


     (X) the amount of Salary Reduction Contributions for the Plan Year. Salary Reduction Contributions shall mean the amount by which the Participants have elected to reduce their Testing Compensation for the Plan Year after the Effective Date of the Cash or Deferred Arrangement. A Participant shall make the election on the form provided by the Plan Administrator.

         (X) A Participant shall have the right to elect to reduce his or her Testing Compensation by a percentage up to 15%. The percentage
                                                        --
             specified shall not be less than 1% and not greater than
                                              -
             15%. The Employer shall not apply the salary reduction percentage
             --
             to a bonus unless the Participant specifies its application to bonuses. The Participant shall have the right to elect a different percentage applicable to bonuses.

         ( ) A Participant shall have the right to elect to reduce his or her Testing Compensation by a specified dollar amount. The dollar amount for the Plan Year shall not exceed ____________% of the Participant's Testing Compensation.

         An Employee shall have the right to revoke a salary reduction agreement:

         (X) on or before the 1st day of every payroll period.
                              ---
         ( ) on or before the _____ day of every _____ month of the Plan Year.

         ( ) on or before the _____ day of every Plan Year.

         An Employee shall have the right to execute a new salary reduction agreement:

         ( ) on or before the _____ day of every month.

         (X) once in any calendar quarter, effective for the first day of the next payroll period.

         ( ) on or before the _____ day of every Plan Year.

         An Employee shall have the right to modify an existing salary reduction agreement:

         ( ) on or before the _____ day of every month.

         (X) once in any calendar quarter, effective for the first day of the next payroll period.

         ( ) on or before the _____ day of every Plan Year.

     Matching Contributions.
     ----------------------

     ( ) The Employer shall not contribute any Matching Contributions to the Plan.

     ( ) The Employer shall contribute on behalf of each Participant an amount equal to _____% of the Participant's Elective Deferrals.

     ( ) The Employer shall contribute on behalf of each Participant an amount equal to the first $_____ of the Participant's Elective Deferrals.

     ( ) The Employer shall contribute on behalf of each Participant an amount equal to _____% of the Participant's Elective Deferrals up to a maximum of:

         ( ) _____% of the Participant's Testing Compensation.

         ( ) _____% of the Participant's Elective Deferrals.

         ( ) $ _____.

         ( ) ________________________________________________________________.

     (X) The Employer shall contribute the percentage the Employer from time to time may deem advisable of:

         (X) each Participant's Elective Deferrals up to 2% of the
                                                         -
             Participant's Testing Compensation.

         ( ) the first $ _____ of each Participant's Elective Deferrals up
             _____% of the Participant's Testing Compensation.

     The Employer shall determine its Matching Contributions by taking into account only Participants who are eligible under Adoption Agreement Section
     2.01 for Matching Contributions, and by not taking into account a Participant's Excess Deferrals or Excess Contributions.

     Employer Nonelective Contributions. The Employer shall contribute the
     ----------------------------------
     amount the Employer from time to time may deem advisable.

     Profit Sharing Contributions. The Employer shall contribute:
     ----------------------------

     (X) the amount the Employer may from time to time deem advisable. At the Employer's discretion, the Profit Sharing Contribution may be made in Employer Securities in accordance with the provisions of Article XIII.

     ( ) _____% of Current Earnings & Profits. Current Earnings and Profits shall mean the Employer's net income for any taxable year determined by the Employer upon the basis of its books of account in accordance with generally accepted accounting practices consistently applied without any deductions for federal and state income taxes or for contributions made by the Employer under this Plan, but the Employer shall not carry forward operating losses, if any, during prior taxable years in determining Current Earnings & Profits. Current Earnings and Profits shall specifically include dividends, interest, rents, capital gains and losses, and gain or loss from the sale of any property described in Code (S) 1231(b).

     ( ) _____% of each Participant's Compensation and

         ( ) _____%

         ( ) the maximum percentage permitted under the Permitted Disparity
             Level table

         of each Participant's Compensation in excess of the Permitted Disparity Level.

         [The percentage applied to each Participant's Compensation in excess of the Permitted Disparity Level shall not exceed the lesser of (a) the percentage applied to each Participant's Compensation or (b) 5.7%, if the Permitted Disparity Level selected equals 100% of the taxable wage base. If the Permitted Disparity Level is less than the taxable wage base, replace the 5.7% limitation with the percentage determined in accordance with the following table:


                  Permitted Disparity Level                                  Percentage
                  -------------------------                                  ----------
                  More than $0, but not more than the greater of $10,000 or
                  20% of the taxable wage base                                  5.7%

                  More than the greater of $10,000 or 20% of the taxable
                  wage base, but not more than 80% of the taxable wage base     4.3%

                  More than 80% of the taxable wage base, but less than
                  100% of the taxable wage base                                 5.4%]

         The Permitted Disparity Level shall be:

         ( ) $ _____. [This option may only be selected if the percentage of each Participant's Compensation in excess of the Permitted Disparity Level is determined by reference to the Permitted Disparity Level table each Plan Year.]

         ( ) _____% of the taxable wage base as determined under Section 230 of the Social Security Act in effect on the first day of the Plan Year.

  3.02 MINIMUM EMPLOYER CONTRIBUTION. The Employer:
       -----------------------------


     (X) shall provide the top heavy minimum contribution under the Plan in accordance with Section 3.02.

     ( ) shall not provide the top heavy minimum contribution. The Employer provides the top heavy minimum contribution in the __________________ the Employer maintains. However, the Employer shall contribute an additional amount for the Account of any Participant who is entitled under this Section to a top heavy minimum allocation but who is not a Participant in the __________________________________________________
         (or does not receive the full top heavy minimum contribution in the
         _____________________________________________________________________
         ____________________________) if that Participant's contribution for the Plan Year is less than the top heavy minimum contribution. The additional amount shall be the amount necessary to increase the Participant's contribution to equal the top heavy minimum contribution.

     ( ) shall provide a top heavy minimum contribution equal to _____% of the Non-Key Employee's Testing Compensation for the Plan Year.

     ( ) ______________________________________________________________________
         ______________________________________________________________________
         ______________________________________________________________________.



  3.05 ROLLOVER CONTRIBUTIONS. An Eligible Employee:
       ----------------------

     (X) shall be permitted to make rollover contributions under the Plan.

     ( ) shall not be permitted to make rollover contributions under the Plan.



  3.06 VOLUNTARY NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS. An Eligible Employee:
       ----------------------------------------------

     ( ) shall be permitted to make voluntary nondeductible Employee contributions.

     (X) shall not be permitted to make voluntary nondeductible Employee contributions. The Plan shall not accept voluntary nondeductible Employee contributions or matching contributions for Plan Years beginning after the Plan Year in which this Plan is adopted by the Employer. Voluntary nondeductible Employee contributions and any matching contributions with respect to voluntary nondeductible Employee contributions for Plan Years beginning after December 31, 1986 shall be limited in accordance with Section 4.13.

                                   ARTICLE IV
                            ALLOCATIONS TO ACCOUNTS

  4.02 ALLOCATION OF CONTRIBUTIONS AND FORFEITURES. Subject to the conditions of
       -------------------------------------------
Section 4.05 and any restoration under Section 5.13, the Plan Administrator shall allocate and credit the following contributions as follows:

  Elective Deferrals. The Plan Administrator shall allocate each Participant's
  ------------------
  Elective Deferrals to the Participant's Elective Deferrals Account. Notwithstanding Section 4.02 of the Holland & Hart Defined Contribution Basic Plan Document and Trust Agreement, Accounting Date shall mean the date the Trustee receives the Elective Deferrals for purposes of allocating net income, gain, or loss under Section 4.08 to the Participants' Elective Deferrals Accounts.

  Matching Contributions. The Plan Administrator shall allocate the annual
  ----------------------
  Matching Contributions and forfeitures, if any, made on behalf of a Participant to the Participant's Matching Contribution Account. Notwithstanding Section 4.02 of the Holland & Hart Defined Contribution Basic Plan Document and Trust Agreement, Accounting Date shall mean the date the Trustee receives the Matching Contributions for purposes of allocating net income, gain, or loss under Section 4.08 to the Participants' Matching Contribution Accounts.

  Employer Nonelective Contributions. The Plan Administrator shall allocate and
  ----------------------------------
  credit the contribution, if any, the Employer designates as an Employer Nonelective Contribution to the Elective Deferrals Account of each Participant in the same ratio that each Participant's Testing Compensation for the Plan Year bears to the total Testing Compensation of all Participants for the Plan Year. The Plan Administrator may include an Employer Nonelective Contribution in the ADP test described in Section 4.12 or in the ACP test described in
  Section 4.13, to the extent necessary to satisfy either test, but the Plan Administrator shall not use the same Employer Nonelective Contribution allocated to a Participant's Account for purposes of satisfying both tests. For purposes of allocating the Employer Nonelective Contribution, "Participant" shall mean Participants who are not Highly Compensated Employees. Notwithstanding Section 4.02 of the Holland & Hart Defined Contribution Basic Plan Document and Trust Agreement, Accounting Date shall mean the date the Trustee receives the Employer Nonelective Contribution for purposes of allocating net income, gain, or loss under Section 4.08 to the Participants' Elective Deferrals Accounts.

  Profit Sharing Contributions. The Plan Administrator shall allocate and credit
  ----------------------------
  each Profit Sharing Contribution and forfeitures, if any, to the Profit Sharing Contributions Account of each Participant:

     (X) in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. If the Profit Sharing Contribution is made in the form of Employer Securities, the Plan Administrator shall allocate and credit the shares of Employer Securities in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. Notwithstanding
         Section 4.02 of the Holland & Hart Defined Contribution Basic Plan Document and Trust Agreement, Accounting Date shall mean the date the Trustee receives the Profit Sharing Contribution for purposes of allocating net income, gain, or loss under Section 4.08 to the Participants' Profit Sharing Contributions Accounts.

     ( ) (a)  first, in an amount equal to an identical percentage:

           ( )  not exceeding 5.7%
           ( )  not exceeding 5.4%
           ( )  not exceeding 4.3%
           ( ) not exceeding the percentage determined in accordance with the Permitted Disparity Level table of each Participant's Compensation and of each Participant's Compensation which exceeds the Permitted Disparity Level, and


       (b) second, in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

       (c) The Permitted Disparity Level shall be:

           ( ) $ ______. [This option may only be selected if the identical percentage in (a) is determined by reference to the Permitted Disparity Level table each Plan Year.]

           ( ) _____% of the taxable wage base as determined under Section 230 of the Social Security Act in effect on the first day of the Plan Year.

           [If the Permitted Disparity Level selected is equal to 100% of the taxable wage base, the identical percentage selected in (a) of this option shall not exceed 5.7%. If the Permitted Disparity Level selected is less than the taxable wage base, the identical percentage selected in (a) of this option shall not exceed the percentage determined in accordance with the following table:

              Permitted Disparity Level                              Percentage
              -------------------------                              ----------
              More than $0, but not more than the greater of $10,000
              or 20% of the taxable wage base                           5.7%

              More than the greater of $10,000 or 20% of the taxable
              wage base, but not more than 80% of the taxable wage
              base                                                      4.3%

              More than 80% of the taxable wage base, but less than
              100% of the taxable wage base                             5.4%]

   ( ) equal to the amount of the annual Employer contribution made to the Trust for the Participant's benefit. The Plan Administrator shall make this allocation in accordance with and in the same manner as the contribution formula adopted by the Employer under Adoption Agreement
       Section 3.01.

   ( ) (a) first, in the same ratio that the Testing Compensation for the Plan
           Year of each Non-Key Employee eligible for a minimum contribution and of each Participant bears to the total Testing Compensation of all Participants and such Non-Key Employees for the Plan Year, but not exceeding 3% of Testing Compensation of each Participant and such Non-Key Employee.

       (b) second, in the same ratio that the Participant's Compensation in excess of the Permitted Disparity Level for the Plan Year bears to the Compensation in excess of the Permitted Disparity Level of all Participants for the Plan Year, but not exceeding 3% of the Permitted Disparity Level.

       (c) third, in an amount equal to an identical percentage,

           ( )  not exceeding 2.7%

           ( )  not exceeding 2.4%

           ( )  not exceeding 1.3%

           ( ) not exceeding the percentage determined in accordance with the Permitted Disparity Level table of each Participant's Compensation and of each Participant's Compensation which exceeds the Permitted Disparity Level, and

       (d) fourth, in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.


       (e) The Permitted Disparity Level shall be:

           ( ) $ _____. [This option may only be selected if the identical percentage in (c) is determined by reference to the Permitted Disparity Level table each Plan Year.]

           ( ) _____% of the taxable wage base as determined under Section 230 of the Social Security Act in effect on the first day of the Plan Year.

           [If the Permitted Disparity Level selected is equal to 100% of the taxable wage base, the identical percentage selected in (c) of this option shall not exceed 2.7%. If the Permitted Disparity Level selected is less than the taxable wage base, the identical percentage selected in (c) of this option shall not exceed the percentage determined in accordance with the following table:

              Permitted Disparity Level                              Percentage
              -------------------------                              ----------
              More than $0, but not more than the greater of $10,000
              or 20% of the taxable wage base                            2.7%

              More than the greater of $10,000 or 20% of the taxable
              wage base, but not more than 80% of the taxable wage
              base                                                       1.3%

              More than 80% of the taxable wage base, but less than
              100% of the taxable wage base                              2.4%]

  4.04 FORFEITURES.  Subject to any restoration under Section 5.13, the Plan
       -----------
Administrator shall treat the amount of a Participant's Accrued Benefit forfeited under the Plan:

     ( ) as an additional amount to be allocated as part of and in the same manner as the Profit Sharing Contributions.

     ( ) as an additional amount to be allocated as part of and in the same manner as the Matching Contributions.

     (X) with respect to a Participant's Accrued Benefit attributable to Matching Contributions, as a reduction of the Matching Contributions.

     (X) with respect to a Participant's Accrued Benefit attributable to Profit Sharing Contributions, as a reduction of the Profit Sharing Contributions. With respect to forfeitures of Employer Securities, as a reduction of the number of shares to be contributed.

  Forfeitures shall be allocated or applied:

     ( ) to the Plan Year in which the forfeiture occurs.

     (X) to the Plan Year following the Plan Year in which the forfeiture occurs.

  4.05 ELIGIBILITY TO RECEIVE ALLOCATION OF EMPLOYER CONTRIBUTION AND
       --------------------------------------------------------------
FORFEITURES. In allocating the Profit Sharing Contributions and forfeitures, if
-----------
any, for a Plan Year, the Plan Administrator shall take into account Compensation paid to the Participant:

     (X) for that part of the Plan Year the Employee is a Participant in the Plan.

     ( ) for the entire Plan Year.

     ( ) in accordance with the elapsed time method.

  Minimum Number of Hours of Service. The minimum number of Hours of Service a
  ----------------------------------
  Participant shall be required to complete during a Plan Year in order to receive an allocation of the Profit Sharing Contributions and forfeitures (if allocated in the same manner as Profit Sharing Contributions under Adoption Agreement Section 4.04) for the Plan Year is:

     (X) 1,000 Hours of Service.

     ( ) _____ Hours of Service. [The number of Hours of Service selected shall not exceed 1,000.]

     ( ) not applicable under the elapsed time method.

  The minimum number of Hours of Service a Participant shall be required to complete during a Plan Year in order to receive an allocation of the Matching Contributions and forfeitures (if allocated in the same manner as Matching Contributions under Adoption Agreement Section 4.04) for the Plan Year is:

     (X) 1,000 Hours of Service

     ( ) _____ Hours of Service. [The number of Hours of Service selected shall not exceed 1,000.]

     ( ) not applicable under the elapsed time method.

  The Participant shall be eligible to make Elective Deferrals and to receive an allocation of the Employer Nonelective Contribution without regard to an Hour of Service requirement.

  If the Participant terminates employment during the Plan Year because of death, disability, or attaining the Normal Retirement Date:

     (X) there shall be no Hour of Service requirement nor last day of the year employment requirement in order to receive an allocation of the Profit Sharing Contributions and the Matching Contributions, if any.

     ( ) the applicable Hour of Service requirement shall apply.

     ( ) the Participant shall receive an allocation of the Profit Sharing
         Contributions and the Matching Contributions, if any, in accordance with the elapsed time method under Section 4.05.

  Employment on the Last Day of the Plan Year. A Participant who, during a
  -------------------------------------------
  particular Plan Year, completes the Hour of Service requirement:

     ( ) shall share in the allocation of Matching Contributions, Profit
         Sharing Contributions, Employer Nonelective Contributions, and Participant forfeitures, if any, for that Plan Year without regard to whether the Participant is employed on the Accounting Date of that Plan Year.

     (X) shall share in the allocation of Matching Contributions, Profit Sharing Contributions, and Participant forfeitures, if any, for that Plan Year only if the Participant is employed on the Accounting Date of that Plan Year. The Participant shall share in the allocation of Employer Nonelective Contributions, if otherwise eligible, without regard to whether the Participant is employed on the Accounting Date of that Plan Year.

     ( ) shall share in the allocation of the Matching Contributions, Profit
         Sharing Contributions, Employer Nonelective Contributions, and Participant forfeitures, if any, for that Plan Year in accordance with the elapsed time method of Section 4.05.


  4.08 ALLOCATION AND DISTRIBUTION OF NET INCOME, GAIN, OR LOSS. As of each
       --------------------------------------------------------
Valuation Date the Plan Administrator shall allocate net income, gain, or loss attributable to Elective Deferrals during the Plan Year:


     (X) in accordance with the provisions of Section 4.08(a).

     ( ) in accordance with the provisions of Section 4.08(b). The Plan
         Administrator shall establish a segregated investment Account for the Elective Deferrals of each Participant. The Plan Administrator shall allocate the Elective Deferrals made during the Plan Year at the time the Employer makes the contribution to the Plan. As of the Accounting Date of each Plan Year, the Plan Administrator shall withdraw the funds in the Participant's segregated investment Account and direct the Trustee to invest the funds as part of the Trust Fund.

     ( ) in accordance with the provisions of Section 4.08(a), except that the Plan Administrator shall treat Elective Deferrals contributed:

         ( ) at any time prior to the Accounting Date of the Plan Year

         ( ) at any time prior to the first day of the seventh month of the Plan Year as part of the Participant's Elective Deferrals Account at the beginning of the Plan Year.

     ( ) ______________________________________________________________________
         ______________________________________________________________________
         ______________________________________________________________________

     The Plan Administrator shall apply the provisions of Section 4.08(a) separately to each investment options, taking into account only the portion of each Participant's Account which is invested in the particular investment option.

  4.10 LIMITATION ON ALLOCATIONS TO PARTICIPANT'S ACCOUNTS.
       ---------------------------------------------------
     More Than One Plan. If the Employer maintains more than one plan, the Plan
     ------------------
     Administrator shall attribute:

     (X) the total Excess Amount allocated as of the Accounting Date to this Plan.

     ( ) the total Excess Amount allocated as of the Accounting Date to the
         _______________________________________________________________________
         the Employer maintains.

     ( ) to this Plan an amount equal to the product of:

         (a) the total Excess Amount allocated as of the Accounting Date (including any amount which the Plan Administrator would have allocated but for the limitations of Code (S) 415); times

         (b) the ratio of (1) the amount allocated to the Participant's Accounts as of the Accounting Date under this Plan to (2) the total amount allocated as of the Accounting Date under all qualified Defined Contribution Plans (determined without regard to the limitations of Code (S) 415).

     ( ) ______________________________________________________________________
         ______________________________________________________________________
         ______________________________________________________________________

     Defined Benefit Plan Limitation.
     -------------------------------

     (X) The Employer does not maintain and never has maintained a Defined Benefit Plan covering any Participant in this Plan. Accordingly, no special Defined Benefit Plan limitation applies under this Plan.

     ( ) If the Participant presently participates, or has ever participated under a Defined Benefit Plan maintained by the Employer, then the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for the Participant for that Limitation Year shall not exceed
         1.0. To the extent necessary to satisfy the limitation under this Section, the Employer shall reduce:

         ( ) the Participant's projected annual benefit under the Defined Benefit Plan under which the Participant participates.

         ( ) its contribution or allocation on behalf of the Participant to the
             Defined Contribution Plan under which the Participant participates and then, if necessary, the Participant's projected annual benefit under the Defined Benefit Plan under which the Participant participates.
     ( ) _______________________________________________________________________
         _______________________________________________________________________


  4.12 CONTRIBUTIONS UNDER A CASH OR DEFERRED ARRANGEMENT.
       --------------------------------------------------

  Determination of Allocable Income or Loss.  The Plan Administrator shall
  -----------------------------------------
adjust Excess Deferrals, Excess Contributions, and Excess Aggregate Contributions for any income or loss:

     ( ) up to the date of distribution.

     (X) up to the last day of the calendar year with respect to Excess Deferrals and up to the last day of the Plan Year with respect to Excess Contributions and Excess Aggregate Contributions.

  4.14 DEFINITIONS. For purposes of Section 4.14(n), the Plan:
       -----------

     (X) shall limit Testing Compensation taken into account to Testing Compensation received only for the portion of the Plan Year in which the Employee was a Participant and only for the portion of the Plan Year in which the Plan was in effect.

     ( ) shall include Testing Compensation for the entire Plan Year, irrespective of whether the Plan was in effect for the entire Plan Year or whether the Employee begins, resumes or ceases to be a Participant during the Plan Year.


                                   ARTICLE V
                              PARTICIPANT VESTING

  5.02 VESTING UPON DISABILITY. Upon the disability of a Participant, the
       -----------------------
Participant's Nonforfeitable percentage in his or her Profit Sharing Contributions Account and Matching Contributions Account:

     (X) shall be 100%.

     ( ) shall be determined under the vesting schedule applicable to the Participant's Profit Sharing Contributions Account and Matching Contributions Account under Article V.


  5.03 VESTING UPON DEATH. Upon the death of a Participant, the deceased
       ------------------
Participant's Nonforfeitable percentage in his or her Profit Sharing Contributions Account and Matching Contributions Account:

     (X) shall be 100%.

     ( ) shall be determined under the vesting schedule applicable to the Participant's Profit Sharing Contributions Account and Matching Contributions Account under Article V.

     ( ) shall be 0% and the Profit Sharing Contributions Account and Matching Contributions Account shall be forfeited (to the extent permitted under the annuity distribution rules) and reallocated in accordance with Section 4.04.

  5.05 VESTING SCHEDULE. A Participant's Elective Deferrals Account shall be
       ----------------
100% Nonforfeitable at all times. Subject to Section 8.06 (unclaimed Account procedure) of the Plan, the Participant's Nonforfeitable percentage in his or her Profit Sharing Contributions Account and Matching Contributions Account:

     ( )  shall be 100% at all times.

     (X)  shall be determined under the following vesting schedule:

         Years of Service    Nonforfeitable   [5 Year   3 to 7 Year
        With the Employer      Percentage      Cliff       Graded
        -----------------    --------------   -------   -----------
        Less than 1......................0%        0%            0%
               1.........................0%        0%            0%
               2........................33%        0%            0%
               3........................67%        0%           20%
               4.......................100%        0%           40%
               5.......................100%      100%           60%
               6.......................100%      100%           80%
               7 or more...............100%      100%         100%]

          [The Employer shall select either the 5 year cliff vesting schedule or the 3 to 7 year graded vesting schedule and complete the blanks in the vesting schedule with percentages equal to or greater than the percentages in the vesting schedule selected. If the vesting schedule selected is not a top heavy vesting schedule, the Employer shall select a top heavy vesting schedule under the following option.]

     ( ) In lieu of the preceding vesting schedule, the following top heavy vesting schedule shall apply:

         ( ) in the first Plan Year in which the Plan is a Top Heavy Plan and in all subsequent Plan Years.

         ( ) only in Plan Years in which the Plan is a Top Heavy Plan.

         Years of Service    Nonforfeitable   [3 Year   2 to 6 Year
        With the Employer      Percentage      Cliff       Graded
        -----------------    --------------   -------   -----------
        Less than 1.....................__%        0%            0%
               1........................__%        0%            0%
               2........................__%        0%           20%
               3........................__%      100%           40%
               4........................__%      100%           60%
               5........................__%      100%           80%
               6 or more...............100%      100%         100%]

        [The Employer shall select either the 3 year cliff vesting schedule or the 2 to 6 year graded vesting schedule and complete the blanks in the vesting schedule with percentages equal to or greater than the percentages in the vesting schedule selected.]

     The Plan Administrator shall apply the top heavy vesting schedule to Participants who earn at least one Hour of Service after the top heavy vesting schedule becomes effective. A shift between vesting schedules under this Section is an amendment to the vesting schedule. A shift to a new vesting schedule under this Section is effective on the first day of the Plan Year for which the Top Heavy Plan status of the Plan changes.

  The Plan Administrator shall treat the Participant's interest in life insurance contracts purchased on the Participant's behalf under Article XI:

     (X) as part of the Participant's Profit Sharing Contributions Account subject to the applicable vesting schedule.

     ( ) as 100% Nonforfeitable at all times.

  5.06 YEAR OF SERVICE - VESTING. For purposes of determining Years of Service
       -------------------------
under Section 5.05 (unless the Employer elected the elapsed time method under Section 1.36 of the Adoption Agreement), the Plan shall include all Plan Years during which an Employee completes not less than 1,000 Hours of Service with the Employer and the Related Group:

     (X) including Plan Years in which the Employer did not maintain this Plan or a predecessor plan.

     ( ) excluding Plan Years in which the Employer did not maintain this Plan or a predecessor plan.

     (X) excluding Plan Years prior to the Plan Year in which the Participant attained age 18.


                                   ARTICLE VI
                                 DISTRIBUTIONS

  6.04 DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS. An alternate payee under a
       ---------------------------------------------
qualified domestic relations order:

     (X) shall be entitled to a distribution at any time, irrespective of whether the Participant has attained the earliest retirement age (as defined under Code (S) 414(p)) under the Plan.

     ( ) shall not be entitled to a distribution prior to the time the Participant attains the earliest retirement age (as defined under Code
         (S) 414(p)) under the Plan.

  6.05 IN-SERVICE DISTRIBUTIONS. Prior to terminating employment with the
       ------------------------
Employer:

     (X) A Participant, after attaining the Normal Retirement Date, shall have the right to elect to receive all or any portion of the Participant's:

     ( ) Profit Sharing Contributions Account.

         (X) Matching Contributions Account.

         (X) Elective Deferrals Account.

         (X) Rollover Contributions Account.

     (X) A Participant shall have the right to request a distribution from the Participant's Elective Deferrals Account in an amount necessary to satisfy a hardship in accordance with the safe harbor hardship distribution provisions of Section 6.05.

     ( ) A Participant shall have the right to receive a distribution from the Participant's Profit Sharing Contribution Account, Matching Contributions Account, Elective Deferrals Account and Rollover Contributions Account after attaining age 59 1/2.

     ( ) A Participant shall not have any right to receive a distribution of any portion of the Participant's Profit Sharing Contribution Account, Matching Contributions Account, Elective Deferrals Account and Rollover Contributions Account prior to termination of Service with the Employer (except as mandated by Article VI).

  6.07 DISTRIBUTION METHODS. Subject to the annuity distribution requirements of
       --------------------
Section 6.08, if applicable to this Plan, and the minimum distribution requirements of Section 6.03, a Participant or Beneficiary shall have the right to elect distribution under one or any combination of the following methods:

     (X) lump sum distribution in cash to the extent the Participant's Account is not invested in Employer Securities and in Employer Securities only to the extent the Participant's Account is invested in Employer Securities. With respect to Employer Securities distributed in accordance with the provisions of Article XIII, the Participant shall receive the lump sum distribution in whole shares of Employer Securities and cash for any fractional share.


     ( ) monthly installments over a fixed period of time not exceeding the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Beneficiary.


     ( ) quarterly installments over a fixed period of time not exceeding the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Beneficiary.


     ( ) annual installments over a fixed period of time not exceeding the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Beneficiary.


     ( ) joint and ____% survivor annuity.


     ( )
         _______________________________________________________________________
         ______________________________________________________________________.
         [A distribution method selected under this option may not permit distribution over a period of time which exceeds the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Beneficiary.]

  6.08 ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING SPOUSES. Section 6.08
       -----------------------------------------------------------
of the Plan shall apply:

      (X) to Participants only to the extent required by law.

      ( ) to all Participants.


                                  ARTICLE VII
                                   PLAN LOANS

  7.01 AVAILABILITY OF PARTICIPANT LOANS. Participant loans:
       ---------------------------------

      ( ) shall be permitted under the Plan in accordance with Article VII.

      (X) shall not be permitted.

                                  ARTICLE VIII
                           ADMINISTRATIVE PROVISIONS

  8.08 NO BENEFICIARY DESIGNATION.
       --------------------------

      (X) The distribution priority of Section 8.08 of the Plan shall apply.

      ( )
          ______________________________________________________________________
          ______________________________________________________________________
          _____________________________________________________________________.

                                   ARTICLE X
                                 MISCELLANEOUS

  10.06 STATE LAW. This agreement shall be interpreted under the law of
        ---------
Colorado.
--------

                                  ARTICLE XII
                                TRUST AGREEMENT

  12.06 TRUSTEE INVESTMENT POWERS.  Notwithstanding Section 12.06 of the Holland
        -------------------------
& Hart Defined Contribution Basic Plan Document and Trust Agreement, the Trustee is hereby authorized to retain any Employer Securities contributed to the Plan in the form of Employer Securities and shall have no obligation to dispose of such Employer Securities except as directed by the Plan Administrator.

  12.09 INVESTMENT OF THE TRUST FUND.  Notwithstanding Section 12.06 of the
        ----------------------------
Holland & Hart Defined Contribution Basic Plan Document and Trust Agreement, the Trustee shall not be required to diversify investments in Employer Securities.

  12.11 PARTICIPANT DIRECTION OF INVESTMENT. A Participant:
        -----------------------------------

      (X) shall have the right to direct the Trustee with respect to the investment of the Participant's Elective Deferrals Account, Matching Contributions Account and Rollover Contributions

        Account but shall not have the right to direct the Trustee with respect to the investment of the Participation's Profit Sharing Contributions Account.

    ( ) shall not have the right to direct the Trustee with respect to the investment of the Participant's Accounts (other than a Participant loan treated as a Participant direction of investment under Article VII).

                                  ARTICLE XIII
                         EMPLOYER SECURITIES PROVISIONS

  13.01 PURPOSE OF PLAN.  This plan is intended to be a stock bonus plan with
        ---------------
respect to the portion of the Plan invested in Employer Securities. As such, one purpose of this Plan is to benefit Participants and Beneficiaries by obtaining and retaining for them, individually and collectively, a position of equity ownership in the Employer by making Profit Sharing Contributions in the form of Employer Securities.

  13.02 INVESTMENT OF CASH CONTRIBUTIONS.  All Employer Profit Sharing
        --------------------------------
Contributions made in the form of cash shall be paid over to the Trustee and invested by the Trustee in its discretion. Employer contributions made in the form of Employer Securities shall be held by the Trustee. The Employer shall contribute Employer Securities to the Trust out of authorized but unissued or treasury shares of the Employer.

  13.03 ACCOUNTING FOR EMPLOYER SECURITIES.  All Employer Securities held by the
        ----------------------------------
Trustee shall be allocated to Accounts and distributed according to the number of shares held in a particular Account, not according to the value of the shares.

  13.04 ALLOCATION OF STOCK DIVIDENDS.  Any securities received by the Trustees
        -----------------------------
as a stock split or dividend or as a result of reorganization or other recapitalization shall be allocated as of each Valuation Date in the same proportion as the Employer Securities are held in the Participants' Accounts. In the event any rights, warrants or options are issued on common shares or other securities held in the Trust, the Trustees shall exercise them for the acquisition of additional investments to the extent that cash is then available and the investment is deemed prudent.

  13.05 CASH DIVIDENDS ON EMPLOYER SECURITIES.  Any cash dividend declared by
        -------------------------------------
the Employer with respect to Employer Securities in the Plan shall be paid to the Trustee and shall be allocated to each Participant's Profit Sharing Contributions Account based on the number of shares held in that Participant's Account. The dividend shall be invested by the Trustee in its discretion.

  13.06 VOTING OF EMPLOYER SECURITIES.  Every Participant shall have the right
        -----------------------------
to direct the Trustee with respect to the voting of the Employer Securities allocated to his Employer Contribution Account with respect to any corporate matter which, by law or by corporate charter, requires more than a majority vote.

  At the time of the mailing to stockholders of the notice of any stockholders' meeting of the Employer, the Employer shall cause to be prepared and delivered to each Participant a notice of the stockholders' meeting with a descriptive statement of the items upon which the Participant has the right to exercise his right to vote. Neither the Trustee nor the Plan Administrator shall have the right to vote any Employer Securities which a Participant fails to vote as authorized by this Section.

  13.07 DISTRIBUTION IN EMPLOYER SECURITIES.  Notwithstanding the provisions of
        -----------------------------------
Article VI of the Holland & Hart Defined Contribution Basic Plan Document and Trust Agreement, benefits shall be payable in the form of Employer Securities to the extent that the distributions are in whole shares of Employer Securities. If a distribution includes a fractional share, a distribution of only the fractional share portion may be made in cash.

  13.08 PUT OPTION.  The Employer will issue a put option to each Participant
        ----------
receiving a distribution of Employer Securities from the Trust. The put option will permit the Participant to sell the Employer Securities to the Employer, at any time during either one of two put option periods, at the current Fair Market Value. The first put option period runs during the 60 day period beginning on the date the Employer Securities are first distributed by the Plan. The second put option runs during the 60 day period that (1) occurs during the calendar year that begins immediately following the date of distribution and (2) immediately follows the date on which the Employer receives the valuation of the Employer Securities for the last day of the previous Plan Year. The period during which the put option may be exercised shall not include any time when a holder is unable to exercise the put option because the Employer is prohibited from honoring the put option by federal or state law. If a Participant (or Beneficiary) exercises his or her put option, the Employer must purchase the Employer Securities at Fair Market Value in accordance with the terms provided under Section 13.11. Following the expiration of the second put option period, a Participant shall have no right to require the Employer to purchase the Employer Securities distributed by the Plan.

  13.09 RESTRICTION ON EMPLOYER SECURITIES.  Except upon prior written consent
        ----------------------------------
of the Employer, no Participant (or Beneficiary) may sell, assign, give, pledge, encumber, transfer or otherwise dispose of any Employer Securities now owned or subsequently acquired by him or her without complying with the terms of this Article. If a Participant (or Beneficiary) pledges or encumbers any Employer Securities without the prior written consent, any security holder's rights with respect to such Employer Securities are subordinate and subject to the rights of the Employer.

  13.10 LIFETIME TRANSFER/RIGHT OF FIRST REFUSAL.  If any Participant (or
        ----------------------------------------
Beneficiary) who receives Employer Securities under this Plan desires to dispose of any of his Employer Securities for any reason during his or her lifetime (whether by sale, assignment, gift, or any other method of transfer), he or she first must offer the Employer Securities for sale to the Employer. The Employer may require a Participant (or Beneficiary) entitled to a distribution of Employer Securities to execute an appropriate stock restriction agreement (evidencing the right of first refusal) prior to receiving a certificate for Employer Securities.

  In the case of an offer by an independent third party, the offer to the Employer is subject to all the terms and conditions set forth in Section 13.11, based on a price equal to the Fair Market Value per share and payable in accordance with the terms of Section 13.11; however, if the selling price and terms offered to the Participant by the third party are more favorable to the Participant than the selling price and terms of Section 13.11, the selling price and terms of the offer of the third party shall apply. The Employer must give written notice to the offering Participant of its acceptance of the Participant's offer within 14 days after the Participant has given written notice to the Employer or the Employer's rights under this Section will lapse. The Employer may grant the Trust the option to assume the Employer's rights and obligations with respect to all or any part of the Employer Securities offered to the Employer under this Section.

  13.11 PAYMENT OF PURCHASE PRICE.  When the Employer exercises an option to
        -------------------------
purchase a Participant's Employer Securities pursuant to an offer given under
Section 13.10 or when a Participant notifies the Employer in writing that a put option is being exercised pursuant to Section 13.08, the Employer must make payment in lump sum or, if the distribution to the Participant (or his or her Beneficiary) constitutes a Total Distribution, in substantially equal installments over a period not exceeding

5 years. A Total Distribution to a Participant (or to a Beneficiary) is the distribution, within one taxable year of the recipient, of the entire balance to the Participant's credit under the Plan. In the case of a distribution which is not a Total Distribution or which is a Total Distribution with respect to which the Employer will make payment in lump sum, the Employer must pay the Participant (or Beneficiary) the Fair Market Value of the Employer Securities repurchased no later than 30 days after the date the Participant (or Beneficiary) exercises the put option. In the case of a Total Distribution with respect to which the Employer will make installment payments, the Employer must make the first installment payment no later than 30 days after the Participant (or Beneficiary) exercises the put option. For installment amounts not paid within 30 days of the exercise of the put option, the purchaser must evidence the balance of the purchase price by executing a promissory note, delivered to the selling Participant at the Closing. The note delivered at Closing must bear a reasonable rate of interest, determined as of the Closing Date, and the Employer must provide adequate security. The note must provide for equal annual installments with interest payable with each installment, the first installment being due and payable one year after the Closing Date. The note further must provide for acceleration in the event of 30 days' default of the payment on interest or principal and must grant to the maker of the note the right to prepay the note in whole or in part at any time or times without penalty; however, the Employer may not have the right to make any prepayment during the calendar year or fiscal year of the Participant (Beneficiary) in which the Closing Date occurs.

  13.12 VALUATIONS.  The Trust shall be valued by the Trustee at Fair Market
        ----------
Value annually as of the close of business on the last day of the Plan Year. A similar valuation of the Trust may occur at the end of any calendar month upon direction of the Plan Administrator.

  13.13 TERMS AND DEFINITIONS.  For purposes of this Article:
        ---------------------

  (a) EMPLOYER SECURITIES means any security issued by the Employer which constitutes an Employer Security within the meaning of ERISA (S) 407(d)(5).

  (b) FAIR MARKET VALUE means the value of the Employer Securities (1) determined as of the date of the exercise of an option if the exercise is by a Disqualified Person, or (2) in all other cases, determined as of the most recent Accounting Date. If the Employer Securities are publicly traded, fair market value will be based on the most recent closing price in public trading, as reported in The Wall Street Journal or any other
                                        -----------------------
      publication of general circulation designated by the Plan Administrator, unless another method of valuation is required by the standards applicable to prudent fiduciaries. If the Employer Securities cannot be valued on the basis of its closing price in recent public trading, its fair market value will be determined by an independent appraisal by a person who customarily makes such appraisals. The Employer shall comply with the requirements under Code (S) 401(a)(28)(C) in selecting an independent appraiser. In performing an appraisal, the independent appraiser selected shall comply with all requirements under Code (S) 401(a)(28)(C), under ERISA (S) 3(18), and under regulations promulgated under either of these two statutory provisions. In the case of a transaction between the Plan and an Employer or another party in interest, the fair market value of the Employer Securities must be determined as of the date of the transaction rather than as of some other Valuation Date occurring before or after the transaction. In other cases, the fair market value of the Employer Securities will be determined as of the most recent Valuation Date. The determination of fair market value of Employer Securities by such an appraisal shall be binding on all parties interested in the Plan and may be relied upon by the Trustee.

  (c) NOTICE means any offer, acceptance of an offer, payment or any other communication. A person has given Notice permitted or required under this Article when the person deposits the Notice in the United States mail, first class, postage prepaid, addressed to the person entitled to the Notice at the address, currently listed for him or her in the records of the Employer. Any person affected by this Section has the obligation of notifying the Employer of any change of address.


  (d) BENEFICIARY includes the legal representative of a deceased Participant.


  (e) CLOSING means the place, date and time (Closing Date) to which the selling Participant (or his or her Beneficiary) and purchaser may agree for purposes of a sale and purchase under this Section; however, Closing must take place not later than 30 days after the exercise of an offer under
      Section 13.08.


  (f) DISQUALIFIED PERSON has the meaning ascribed to that term under Code (S) 4975(e)(2).


  13.14 BINDING EFFECT.  The provisions of this Article shall bind the Employer,
        --------------
any Participant or Beneficiary who receives Employer Securities under this Plan and their respective successors and assigns.


  Holland & Hart may amend any part of this Plan. Holland & Hart will inform the Employer of any amendments made to, or the discontinuance or abandonment of, the Holland & Hart Defined Contribution Basic Plan Document and Trust Agreement or the Adoption Agreement executed by the Employer. The Adopting Employer may not rely on the notification letter issued by the Internal Revenue Service to Holland & Hart as evidence that the Plan is qualified under Code (S) 401. In order to obtain reliance with respect to Plan qualification, the Employer must apply to the appropriate key district office for a determination letter.


  The Employer may change the choice of options in the Adoption Agreement, add overriding language to Adoption Agreement Sections 4.10 and 3.02 to satisfy Code
(S)(S) 415 and 416, and add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to become an individually designed plan. If the Employer amends the plan for any other reason, including a waiver of the minimum funding requirement under Code (S) 412(d), the Employer will no longer participate in this Regional Prototype Plan and the Plan will become an individually designed plan. If the Plan fails to attain or retain qualification, the Plan will no longer participate in this Regional Prototype Plan and will become an individually designed plan.


  The Trustee, in accepting its position as Trustee, agrees to all of the obligations, responsibilities and duties imposed upon the Trustee under the Plan and Trust.

  The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers has executed this Adoption Agreement, and the Trustee has signified its acceptance as Trustee under this Prototype Plan and Trust, on the date written below.



                              BIRNER DENTAL MANAGEMENT SERVICES, INC.
                              EMPLOYER


                              By:
                                 ------------------------------------

                              Title:
                                    ---------------------------------

                              Date:
                                   ----------------------------------
Attest:


---------------------------

                              NORWEST BANK
                              TRUSTEE


                              By:
                                 ------------------------------------

                              Title:
                                    ---------------------------------

                              Date:
                                   ----------------------------------